                                                              PRELIMINARY COPY

                   PANAX PHARMACEUTICAL COMPANY, LTD.


September __, 1997

Dear Shareholder:

                  You are cordially invited to attend the Special Meeting of Shareholders of Panax Pharmaceutical Company, Ltd. ("Panax" or "the Company") to be held on October ___, 1997, at 10:00 A.M. at the offices of the Company, 425 Park Avenue, 27th Floor, New York, New York 10022.

                  At this meeting, you will be asked to consider and vote upon proposals to amend Panax's Certificate of Incorporation (i) to change the authorized capital stock by increasing the number of authorized shares of Common Stock, par value $.0001 per share, from 10,000,000 to 50,000,000 shares,
(ii) to change the authorized capital stock by creating a class of 5,000,000 shares of Preferred Stock, par value $.0001 per share and (iii) to change the name of the Company to "InKine Pharmaceutical Company, Inc." You will also be asked to consider and vote upon proposals to increase the number of shares of Common Stock subject to the 1993 Stock Option Plan to 4,200,000, and to approve the adoption of the 1997 Consultant Stock Option Plan which relates to 2,500,000 shares of the Common Stock of the Company.

                  The proposals arise primarily from the redirection of the focus of Panax's operations to the acquisition of proprietary rights or licenses to commercially promising drug candidates and platform technologies under development. Such redirection will require the issuance of shares, or rights, options or warrants to acquire shares, of capital stock of the Company to sellers or licensors, qualified employees, consultants and financiers.
The Company is in the final stages of negotiating agreements to acquire the outstanding shares of Sangen Pharmaceutical Company ("Sangen") and CorBec Pharmaceuticals, Inc. ("CorBec"). Each agreement is to provide that as part of the consideration for the relevant transfers of ownership and acquisition of related licenses, Panax will issue shares of Common Stock of Panax and/or options or warrants to purchase additional shares of Common Stock of Panax. In addition, such acquisitions are intended to be contingent, among other things, on the consummation by the Company of an equity financing of at least $8 million.

                  The shares of Common Stock which would be required to be issued and reserved for issuance to consummate the acquisitions and the related financing will exceed the number of shares of Common Stock which the Company currently has available for issuance from its authorized shares of Common Stock after allowing for the present reservation of shares for issuance for other purposes.

                  Authorization of a class of Preferred Stock with authority of the Board to issue shares thereof in such series with such rights and limitations as it may determine would assist the

Company in negotiating other acquisitions or licenses for other promising drugs under development.

                  The increased authority to issue options under the proposals with respect to the 1993 Stock Option Plan and the 1997 Consultants Stock Option Plan will enhance the Company's efforts to effect other acquisitions and licenses and to attract and obtain key employees and consultants who have the credentials and professional experience to assist the Company.

                  You are entitled to vote all shares of Common Stock registered in your name at the close of business on September 9, 1997.

                  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                  We hope that you will find it convenient to attend the meeting.

                                      Sincerely,


                                      Dr. Taffy J. Williams
                                      Chairman of the Board, President
                                      and Chief Executive Officer

                                                              PRELIMINARY COPY

                      PANAX PHARMACEUTICAL COMPANY, LTD.
                          425 PARK AVENUE, 27TH FLOOR
                           NEW YORK, NEW YORK 10022

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              September __, 1997

To the Shareholders:

                  NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Panax Pharmaceutical Company, Ltd. ("Panax") will be held on October ___, 1997, at 10:00 A.M. (E.D.T.) at the offices of the Company, 425 Park Avenue, 27th Floor, New York, New York 10022. At the Special Meeting, the shareholders of the Company will be asked to consider and vote upon the following proposals:

                  1. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.0001 per share, of the Company to 50,000,000 shares.

                  2. To approve an amendment to the Company's Certificate of Incorporation to authorize a class of 5,000,000 shares of Preferred Stock, par value $.0001 per share.

                  3. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to "InKine Pharmaceutical Company, Inc."

                  4. To approve an amendment to the Company's 1993 Stock Option Plan to increase the number of shares of Common Stock under the plan to 4,200,000.

                  5. To approve the adoption of the 1997 Consultant Stock Option Plan which relates to 2,500,000 shares of Common Stock.

                  6. To transact such other business as properly may come before the Special Meeting or any adjournments thereof.

                  The Board of Directors of the Company has fixed the close of business on September 9, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. You are entitled to vote all shares of Common Stock registered in your name at the close of business on such date.

                  YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT IN THE ACCOMPANYING ENVELOPE (FOR WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING.

                                          By Order of the Board of Directors,

                                          Dr. Taffy J. Williams
                                          Chairman of the Board, President
                                          and Chief Executive Officer

September __, 1997
New York, New York

                                                              PRELIMINARY COPY

                      PANAX PHARMACEUTICAL COMPANY, LTD.
                          425 Park Avenue, 27th Floor
                           New York, New York 10022
                                (212) 319-8300
                                PROXY STATEMENT



                        SPECIAL MEETING OF SHAREHOLDERS
                        To be held on October ___, 1997

                  Your proxy is solicited by the Board of Directors (the "Board") of Panax Pharmaceutical Company, Ltd. ("Panax" or the "Company") in connection with the Special Meeting of Shareholders of the Company to be held on October ___, 1997, at 10:00 A.M. (E.D.T.) at the offices of Panax, 425 Park Avenue, 27th Floor, New York, New York 10022 and any postponement or adjournment thereof (the "Special Meeting").

                  Panax has authorized one class of voting securities, Common Stock, par value $.0001 per share ("Common Stock"). There were 3,356,912 shares of Common Stock issued and outstanding at the close of business on September 9, 1997 (the "Record Date"). All shareholders of record of the Common Stock at the close of business on the Record Date will be entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote.

                  The shareholders will be asked to consider and vote upon three proposals to amend the Company's Certificate of Incorporation - one to increase the number of authorized shares of Common Stock from 10,000,000 to 50,000,000, with the same par value of $.0001 per share, a second to create a class of 5,000,000 shares of Preferred Stock, par value $.0001 per share, and a third to change the name of Panax to "Inkine Pharmaceutical Company, Inc. In addition, the shareholders will be asked to consider proposals to approve an amendment to the 1993 Stock Option Plan to increase the number of shares available under the plan to 4,200,000, and to approve the adoption of the 1997 Consultant Stock Option Plan relating to 2,500,000 shares of Common Stock. If the accompanying proxy is properly executed, returned to Panax in time to be voted at the Special Meeting, and not revoked, the shares of Common Stock represented thereby will be voted in accordance with the instructions marked on the proxy. Unless contrary instructions are given with respect to a proposal, the persons designated as proxy holders in the proxy will vote FOR the proposals.

                  Any shareholder giving a proxy has the right to attend the Special Meeting and vote his or her shares of Common Stock in person (thereby revoking any prior proxy) and also has the right to revoke a previously granted proxy at any time before it is exercised by written notice filed with the Secretary of the Company. Attendance at the Special Meeting will not, in itself, constitute revocation of a previously granted proxy.

                  The Proxy Statement and the accompanying form of proxy and Notice of Meeting are being mailed on or about September __, 1997 to the Company's shareholders as of the Record Date.

                  In addition to solicitation by mail, officers, directors ("Directors") and employees of Panax may solicit proxies by telephone, telecopy and personal contact. All costs of solicitation, including printing and mailing of this Proxy Statement and accompanying materials, reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Company's Common Stock, and supplementary solicitations to submit proxies, if any, will be borne by Panax.

QUORUM AND VOTING REQUIREMENTS

                  The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum.

                  Approval of each proposal to amend the Company's Certificate of Incorporation requires the affirmative vote of a majority of the shares of Common Stock outstanding. Abstentions and indications by brokers that they do not have authority to vote certain shares will have the effect of a negative vote on such proposal.

                  The Board has, for purposes of administrative simplicity, incorporated all three proposed amendments --the increase in the authorized shares of Common Stock, the authorization of a class of Preferred Stock and the change in the Company's corporate name, into one proposed amendment to the Certificate of Incorporation as set forth in Annex A. To the extent that fewer than a majority of the shares of Common Stock outstanding are voted FOR any but not all three of the foregoing proposed amendments to the Certificate of Incorporation, an amendment to the Certificate of Incorporation incorporating only those elements, if any, which receive the affirmative vote of a majority of the shares of Common Stock outstanding will be prepared and filed on behalf of the Company.

                  Approval of the proposals to approve the amendment to the 1993 Stock Option Plan and to adopt the 1997 Consultant Stock Option Plan requires, in each case, the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting. Abstentions will have the effect of negative votes, but if a broker indicates that it does not have authority to vote certain shares of Common Stock, those votes will not be considered as shares present and entitled to vote at the Special Meeting with respect to such matters and will not be counted toward the outcome of the vote.

                            PRINCIPAL SHAREHOLDERS

                  The following table sets forth information with respect to the beneficial ownership of shares of Common Stock as of June 30, 1997, of each shareholder of Panax known to Panax to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, and all executive officers and Directors as a group. The number of shares beneficially owned is determined under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other person. Under such rules, "beneficial ownership" includes shares as to which the undersigned has sole or shared voting power or investment power and shares which the undersigned has the right to acquire within 60 days of June 30, 1997 through the exercise of any stock option or warrant. Unless otherwise indicated, the named person has sole investment and voting power with respect to the shares set forth in the table.

                                 Number of Shares         Percentage of
Name and Address                 Beneficially Owned (1)   Outstanding Shares
----------------                 ------------------       ------------------

Taffy James Williams *           180,000(2)               5.1%

Tanya Akimova *                  222,994(3)               6.6%

All Directors and Executive
Officers as a Group (5 persons)  782,995 (4)              22.1%

--------------

*        His or her address is c/o Panax, 425 Park Avenue, New York, New York
         10022.

(1) Unless otherwise indicated, the persons named in the table above have sole voting and investment power with respect to all shares beneficially owned by them.

(2) Includes 170,000 shares subject to options and 5,000 shares subject to warrants exercisable within 60 days of June 30, 1997.

(3) Includes 8,334 shares subject to options exercisable within 60 days of June 30, 1997 and 40,000 shares owned by her husband, as to which 40,000 shares she disclaims beneficial ownership.

(4) Includes 183,334 shares subject to options and warrants exercisable within 60 days, 220,000 shares owned by spouses as to which beneficial ownership has been disclaimed and 60,000 shares owned by minor children.

                          FORWARD-LOOKING STATEMENTS


                  CERTAIN STATEMENTS CONTAINED IN THE SECTIONS "PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION" AND "PROPOSED ACQUISITIONS" CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE COVERED BY THE SAFE HARBORS CREATED THEREBY. ALL SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES INCLUDING STATEMENTS REGARDING THE FUTURE DEVELOPMENT OF PROPOSED DRUGS AND TECHNOLOGY WHICH RELATE TO THE PURGATIVE TABLET, THE CONSUMMATION OF THE ACQUISITIONS, THE DEVELOPMENT OF PHARMACEUTICAL DRUGS AND TECHNOLOGIES TO BE ACQUIRED AS A RESULT OF THE CORBEC OR SANGEN ACQUISITIONS, THE CONSUMMATION OF THE PROPOSED FINANCING, FUTURE LICENSING OR COLLABORATIVE ARRANGEMENTS AS TO SUCH DEVELOPMENT, AND THE ADEQUACY OF THE FINANCING AND AVAILABILITY OF FUTURE FINANCINGS BY THE COMPANY FOR DEVELOPMENT. MANY IMPORTANT FACTORS AFFECT THE COMPANY'S ABILITY TO ACHIEVE ITS STATED OBJECTIVES AND TO SUCCESSFULLY DEVELOP AND COMMERCIALIZE ITS PRODUCT CANDIDATES INCLUDING, AMONG OTHER THINGS, THE ABILITY TO OBTAIN SUBSTANTIAL ADDITIONAL FUNDS, OBTAIN AND MAINTAIN ALL NECESSARY PATENTS OR LICENSES, DEMONSTRATE THE SAFETY AND EFFICACY OF PRODUCT CANDIDATES AT EACH STAGE OF DEVELOPMENT, MEET APPLICABLE REGULATORY STANDARDS AND RECEIVE REQUIRED REGULATORY APPROVALS, MEET OBLIGATIONS AND REQUIRED MILESTONES UNDER LICENSE AGREEMENTS, PRODUCE DRUG CANDIDATES IN COMMERCIAL QUANTITIES AT REASONABLE COSTS, COMPETE SUCCESSFULLY AGAINST OTHER PRODUCTS AND MARKET PRODUCTS IN A PROFITABLE MANNER. AS A RESULT, THERE CAN BE NO ASSURANCE THAT THE FORWARDLOOKING STATEMENTS INCLUDED IN THIS PROXY STATEMENT WILL PROVE TO BE ACCURATE. IN LIGHT OF THE SIGNIFICANT UNCERTAINTIES INHERENT IN THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN, THE INCLUSION OF SUCH INFORMATION SHOULD NOT BE REGARDED AS A REPRESENTATION OR WARRANTY BY PANAX OR ANY OTHER PERSON THAT THE OBJECTIVES AND PLANS OF PANAX WILL BE ACHIEVED IN ANY SPECIFIED TIME FRAME, IF AT ALL.

                        PROPOSAL TO AMEND THE COMPANY'S
                         CERTIFICATE OF INCORPORATION
                    TO INCREASE THE AUTHORIZED COMMON STOCK

                  The Board of Directors of the Company has adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation increasing the authorized shares of Common Stock, par value $.0001 per share, from 10,000,000 to 50,000,000 shares.

                  The proposed increase in the authorized shares of Common Stock of the Company is contemplated by the Board of Directors of the Company to assist the Company in effecting acquisitions of and licenses to the proprietary rights to promising candidates for development into commercially successful pharmaceutical products and technologies and to attract and retain the services of qualified persons to assist in their development and the location and evaluation. The Company in many instances will be required to issue to the owners or holders of such rights and to consultants and employees shares of capital stock or rights, options, or warrants to acquire shares of capital stock of the Company in addition to making cash payments.

                  The Company is currently negotiating proposed acquisitions of Sangen Pharmaceutical Company ("Sangen") and CorBec Pharmaceuticals Inc. ("CorBec"), two privately held development stage pharmaceutical companies. See "Proposed Acquisitions." The Company has commenced a private placement of Common Stock and warrants to purchase Common Stock in an effort to raise up to $12,000,000 (exclusive of additional options) to fund, among other things, the proposed acquisitions and the development of the drugs and platform technologies associated therewith, and has entered into letters of intent and is in the final stages of negotiating agreements with Sangen and CorBec to acquire or license the proprietary rights to pharmaceutical products and technologies which the Company believes are promising candidates for commercially successful development. To effect such acquisitions and licenses.

                  In connection with or upon consummation of the proposed acquisitions, Dr. Leonard Jacob, the sole officer, director and shareholder of Sangen will be appointed and employed as Chairman of the Board and Chief Executive Officer of the Company pursuant to a long term employment agreement, Dr. Taffy J. Williams, the Company's Chief Executive Officer and President will become President and Chief Operating Officer and his employment agreement will be revised, and certain Directors of the Company will resign and two new Directors, Messrs. Jerry Weisbach and Thomas Stagnaro, will be appointed. Accordingly, a vote in favor of the proposal to increase the authorized shares of Common Stock, is in effect a vote in favor of (i) the proposed acquisitions, (ii) the appointment of Dr. Jacob and his entering into a long-term employment agreement, (iii) the revision of the terms of Dr. Williams employment and (iv) the elections of Messrs. Weisbach and Stagnaro as Directors. There is no assurance that either the Sangen or the CorBec acquisitions will be consummated or that any financing or a financing of as much as $8,000,000 will be effected by the Company. Nonetheless, the foregoing amendment, if approved, will allow the Company to pursue other opportunities that would require it to issue shares or options or warrants to acquire shares of its Common Stock in amounts greater than are now authorized. See "Proposed Acquisitions--Interests of Certain Persons with Respect to the Proposed Acquisitions" and "--Possible Change of Control" and "Executive Compensation."

                  As of June 30, 1997, the Company had outstanding 3,356,912 shares of Common Stock. In addition there were reserved for issuance: (i) 1,264,615 shares upon exercise of the outstanding Redeemable Common Stock Purchase Warrants which are currently exercisable on or prior to April 27, 1998 at $6.84 per share and which were issued along with shares of Common
Stock as part of the Units constituting the Company's public offering on January 1995 (the "IPO Warrants"); (ii) 215,000 shares upon exercise of an option expiring January 2000 granted to the underwriter of the Company's initial public offering to purchase 107,500 Units at a price of $7.33 per Unit, each consisting of one share and one IPO Warrant; (iii) 320,000 shares upon exercise on or prior to October 2, 2000 of a warrant issued to a financial consultant at a price of $1.00 per share, (iv) 1,394,500 shares (including 549,500 options which may not be exercised prior to the approval by the shareholders of the increase in availability of shares under the 1993 Stock Option Plan upon exercise of options outstanding under the Company's 1993 Stock Option Plan) with the number of shares to be reserved under the Plan to increase to 4,200,000 shares if the proposed amendment to the 1993 Stock Option Plan is approved, and (v) 2,500,000 shares upon exercise of options to be granted under the 1997 Consultant Stock Option Plan if such plan is approved at this Meeting. See "Proposal to Approve the Amendment to the 1993 Stock Option Plan"; "Proposal to Approve the 1997 Consultant Stock Option Plan" and "Executive Compensation" for further information.

                  If the proposals as to the 1993 Stock Option Plan and the 1997 Consultant Stock Option Plan are approved, there would be reserved for issuance an aggregate of 8,46,615 shares which, when added to the outstanding shares, could equal 11,841,942 shares. Such amount exceeds the currently authorized 10,000,000 shares of common Stock.

                  Consummation of the proposed Sangen and CorBec acquisitions, each of which is contingent upon consummation of a financing of at least $8,000,000 is expected to result in the issuance and reservation of additional shares of Common Stock which in the aggregate would range from 5,470,000 shares to 12,720,000 shares depending on the achievement of certain milestones representing 163.7% and 380.6% of the shares outstanding as of June 30, 1997. See "Proposed Acquisitions" and "Price Range of Company's Common Stock".

                  The substance of this proposed amendment to the Certificate of Incorporation of the Company is contained in Annex A.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK.

                             PROPOSED ACQUISITIONS

SUMMARY

                  The Company is in the final stages of negotiating an agreement with Sangen Pharmaceutical Company ("Sangen") to acquire the outstanding shares of such company (the Sangen Acquisition Agreement") and an Agreement and Plan of Organization with CorBec Pharmaceuticals, Inc. ("CorBec"), pursuant to which CorBec will, by merger, become a wholly-owned subsidiary of the Company (the "CorBec Acquisition Agreement). Sangen and CorBec are each privately held development stage pharmaceutical companies. The Sangen Acquisition Agreement and the CorBec Acquisition Agreement, each of which is based on executed letter of intent, will be contingent upon, among other things, the Company effecting an equity financing of at least $8,000,000 (the "Financing"). A vote in favor of the increase in the authorized shares of Common Stock described in "Proposal to Amend the Company's Certificate of Incorporation to Increase the Authorized Common Stock" constitutes a vote in favor of each of the proposed acquisitions, although no assurance can be given that either acquisition will be consummated. Shareholders will not have another opportunity to evaluate and vote on the proposed acquisitions.

                  The acquisition of Sangen as contemplated by the draft
Sangen Acquisition Agreement would provide for the employment of Dr. Leonard
S. Jacob, Sangen's sole stockholder, officer and director, as the Company's Chairman and Chief Executive Officer pursuant to a three-year employment agreement providing for an annual base salary of $225,000. In addition, Dr. Jacob is to receive a ten year Common Stock purchase warrant entitling him to purchase 1,200,000 shares of Common Stock and, if on the closing date of the acquisitions 1,200,000 shares is less than 7 1/2% of the "Fully Diluted Capitalization" of the Company, an option, exercisable for 10 years, to purchase such number of shares of Panax Common Stock as is equal to the difference between 1,200,000 shares and 7 1/2% of the "Fully Diluted Capitalization" of the Company. "Fully Diluted Capitalization" means the sum of (i) all shares issued and outstanding on the date of the consummation of the proposed acquisitions (the "Acquisition Date"); (ii) the shares sold in the Financing, (iii) the shares reserved for issuance upon exercise of all warrants sold to investors and the placement agents in the Financing, (iv) shares to be reserved for issuance pursuant to the agreements related to the proposed acquisitions and to licenses for proprietary rights to technology already licensed by the Company and to be licensed in connection with the proposed acquisitions, and (v) all other shares currently reserved for issuance upon exercise of options and warrants outstanding on the date of the acquisition of Sangen (the "Acquisition Date") other than (a) all shares reserved and available for issuance under the Company's 1993 Stock Option Plan and 1997 Consultant Stock Option Plan but not currently subject to outstanding grants and (b) shares issuable upon exercise of warrants (the "IPO Warrants") and a purchase option granted to the underwriter (the "Unit Purchase Option") in the Company's initial public offering (unless exercised prior to April
1998, in the case of the IPO Warrants, and January 2000, in the case of the Unit Purchase Option). Dr. Jacob's ten-year warrant with respect to 1,200,000 shares is to be exercisable at $.61 per share and his ten year option with respect to additional shares, if any, is to be exercisable at the fair market value of the Common Stock on the Acquisition Date. The maximum number of shares issuable to Dr. Jacob under all of his options is 1,377,515, which would constitute 11.9% and 12.9% of the outstanding Common Stock of the Company respectively, if the maximum number or minimum number of Units are sold as currently proposed in the Financing. Pursuant to Dr. Jacob's employment agreement, up to a maximum of 900,000 shares acquired upon exercise of such warrant may be repurchased by the Company for nominal consideration in the event Dr. Jacobs has failed to fulfill his employment agreement obligations with the Company by either leaving the employ of the Company without cause or being terminated for "cause", as defined in the employment agreement, during the term of such agreement. The Company's repurchase right, however, is to expire at the rate of 25,000 shares for each month he was employed under the employment agreement. The shares in excess of 1,200,000 included in Dr. Jacob's option will vest in equal increments over a period of 36 months commencing on the closing date of the proposed acquisitions. See "Executive Compensation."

                  As its sole asset, Sangen has the rights to acquire by license from Allegheny University of the Health Sciences ("AUHS") and Dr. George Tuszynski, Professor of Surgery, Medicine and Pathology at AUHS, the rights to the Thrombospondin Technology (as defined in "--Business of Sangen"). The agreement is to provide that, concurrently with the consummation of the Company's acquisition of Sangen, the Company will license such rights from AUHS and Dr. Tuszynski pursuant to an exclusive, world-wide license to make, have made, use, sell, import, offer for sale and sublicense the Thrombospondin Technology and to utilize and exploit the related patents and proprietary information. The license agreement is to terminate, unless earlier terminated for breach or for failure of the Company to achieve certain FDA product approval milestones within seven years, upon the expiration or abandonment of the last patent related to the Thrombospondin Technology. The Company deems the acquisition of the Thrombospondin Technology to be material to the Company and to the success of its strategy of acquiring and developing proprietary rights to pharmaceutical drug and platform technologies under development. See "--Business of Sangen." If the Sangen acquisition is consummated, the license would require the Company to issue to AUHS 125,000 shares of Common Stock and options to purchase 125,000 shares, to issue to Dr. Tuszynski ten-year warrants to purchase 250,000 shares of Common Stock, to pay AUHS royalties of 2% of net sales of licensed products, to provide AUHS funding ranging from $150,000 (in the first year) to $1,350,000 (over seven years, inclusive) for sponsored research and would obligate the Company to engage Dr. Tuszynski as a consultant for two years at $50,000 per year.

                  The acquisition of CorBec as contemplated by the draft acquisition agreement would require the Company to pay the CorBec stockholders an aggregate of $750,000 and issue to them an aggregate of 750,000 shares of Common Stock. Additional cash payments in the aggregate amount of $16,580,000, and additional issuances of an aggregate of 720,000 shares of Common Stock are to be made upon the achievement, if any, of the following milestones and targets: (i) $500,000 and 180,000 shares upon the Company's receipt of a letter of approval from the United States Food and Drug Administration (the "FDA") allowing for the commercial sale of its drug currently under development ("CBP-1011"); (ii) 80,000 shares following the first fiscal year net revenues from CBP-1011 sales equals or exceeds $20,000,000; (iii) $7,500,000 (payable in five equal annual installments) following the first fiscal year net revenues from CBP-1011 equals or exceeds $30,000,000; (iv) 180,000 shares following the first fiscal year net revenues from CBP-1011 sales equals or exceeds $40,000,000; (v) $500,000 and 30,000 shares upon the Company's filing of an Investigational New Drug Application ("IND") with the FDA with respect to a second generation compound (a "Second Drug"); (vi) $80,000 upon the successful completion of Phase II clinical trials with respect to a Second Drug; (vii) 120,000 shares upon the Company's filing of a New Drug Application ("NDA") with respect to a Second Drug; (viii) $500,000 and 130,000 shares upon receipt of a letter of approval from the FDA allowing for the commercial sale of a Second Drug; and (ix) $7,500,000 (payable in five equal annual installments) following the first fiscal year net revenues from the Second Drug equals or exceeds $75,000,000. In addition, the Company is to enter into three-year consulting agreements with Dr. Alan Schreiber, who is a CorBec stockholder and the inventor, and with the Chief Executive Officer of CorBec, providing for aggregate annual consulting fees of $150,000 during the first year, $170,000 during the second year and $185,000 during the third year, and for the grant to them of five year options to purchase at the market price on the date of the CorBec acquisition an aggregate of 170,000 shares of Common Stock which become exercisable in three equal annual installments. An option to purchase an additional 200,000 shares at the market price on the date of grant for the five year period following FDA approval, if any, of an IND and the commencement of clinical trials with respect to a third generation compound is also to be granted to Dr. Schreiber. The acquisition agreement is to also require the Company to fund up to $240,000 of sponsored research over the course of three years and at least $1,000,000 to fund clinical trials of the CBP-1011.

                  To satisfy the condition as to Financing, the Company is presently attempting to effect a private placement to raise up to $12,000,000, including five year warrants to purchase a number of additional shares ranging from 800,000 to 1,200,000 shares of Common Stock. The warrants, according to the currently contemplated terms thereof, are to be exercisable at any time after issuance up to a date five years from the final closing date of the Financing at an exercise price of $2.60 per share, subject to anti-dilution adjustments (the "Warrant Exercise Price"). In addition, the warrants are subject to redemption by the Company for $.01 per warrant, upon 30 days written notice, if the average of the last sales prices of the Common Stock for period of ten consecutive trading days exceeds 200%, 250%, 300% and 350% of the Warrant Exercise Price in the second, third, fourth and fifth years after the final closing date of the Financing, respectively. In addition, if the offering is successfully consummated, the Company has an option to place up to an additional 1,000,000 shares of Common Stock and warrants to purchase up to an additional 200,000 shares of Common Stock. The Placement Agents are to receive five year Warrants to purchase such number of shares of Common Stock as equals 10% (12.5% if the maximum number of Units is sold) of the sum of shares sold and the shares reserved for issuance with respect to the warrants sold in the placement. No assurance can be given that the Financing will be consummated, or, if consummated, that it will be consummated for the amounts or on terms materially consistent with those currently contemplated.

                  As presently contemplated, the consummation of the acquisitions and the related Financing would require the issuance and reservation for issuance of from 5,470,000 to 12,720,000 shares of Common Stock in the aggregate; accordingly, the acquisitions could not be effected without an authorization of additional shares of Common Stock. Such amounts represent 162.9% and 378.9%, respectively, of the shares of Common Stock currently outstanding. Shareholder approval of the proposed Amendment to the Certificate of Incorporation therefore would have the effect of approving the acquisitions.

                  The proposed acquisitions and the private placement are expected to be consummated immediately following or shortly after the Special Meeting of Shareholders if the proposal is approved. A condition to the consummation of the private placement is the simultaneous closing of the acquisitions. No assurance can be given that either the Sangen or the CorBec acquisition will be consummated or that a financing of as much as $8,000,000 will be effected by the Company. Nonetheless, the foregoing amendment, if approved, will allow the Company to pursue other opportunities that would require it to issue shares or options or warrants to acquire shares of its Common Stock in amounts greater than are now authorized.

BACKGROUND

                  From 1989 to 1996, Dr. Jacob had been Chief Operating Officer of Magainin Pharmaceuticals Inc., ("Magainin"), a pharmaceutical development company of which he was a co-founder, and with respect to which he was responsible for setting its technical and operating strategy. From 1992 until he joined the Company in 1995, Dr. Williams had been Vice President of Research for Magainin. Since 1996, Dr. Jacob has been an independent consultant to various biotechnical companies.

                  In May 1996 Dr. Jacob agreed to provide, as an independent contractor, advisory services to the Company with respect to technology the Company presents to him for evaluation, provided that he would not be required to expend more than 20 days in a year performing such services. In consideration for his services, the Company granted him a ten year option to purchase 15,000 shares of Common Stock at a price of $1.25 per share and agreed to pay him a fee of $20,000 per year.

                  In November 1996, Dr. Jacob advised the Company that he had reached an understanding with Dr. George Tuszynski and Allegheny University of Health and Science ("AUHS") pursuant to which Dr. Jacob would form a company (Sangen) for the purpose of acquiring a world-wide exclusive license to the rights to the Thrombospondin Technology (see "-Business of Sangen") which AUHS and Dr. Tuszynski were developing. In addition, Dr. Jacob advised the Company that he had reached an understanding with two other co-inventors with respect to which Sangen was to acquire their proprietary rights or a license to their proprietary rights to another development-stage pharmaceutical technology (the "Other Technology"). Discussions were then held between Dr. Williams and Dr. Jacob as to Dr. Jacob's proposal that the Company enter into an agreement to acquire Sangen subject to Sangen having the rights to acquire the foregoing proprietary rights.

                  At the Annual Meeting of the Board of Directors held on December 19, 1996, the Board of Directors determined to change the focus of the Company's operations from the discovery and development of new compounds isolated and identified from plants to the acquisitions of proprietary rights or licenses to commercially promising drug candidates and platform technology under development. It was advised of the Company's negotiations to acquire a license with respect to a purgative product under development (see "-Business of the Company") and of Dr. Jacob's willingness to become the Chief Executive Officer of the Company and his opportunity to cause the transfer of the rights to the Thrombospondin Technology and the rights to the Other Technology to the Company. Dr. Jacob discussed his proposal that the Company acquire Sangen and, thereby, the rights to the Thrombospondin Technology. In addition, the Board was presented with two other proposals from other individuals as to opportunities the Company could invest in and pursue. The Board chose to investigate all these proposals further, and authorized Dr. Williams to proceed with negotiations with respect to the purgative product license.


                  Following that meeting, discussions ensued between Dr. Jacob and the Company on one hand and Dr. Williams and the Company's independent financial consultant on the other hand. A letter of understanding was then negotiated between the Company, represented by Dr. Williams and the financial consultant, and Sangen, represented by Dr. Jacob. The letter of understanding provided that Sangen would merge with or be acquired by the Company, Dr. Jacob would enter into a three-year employment agreement as Chief Executive Officer and that the Company at the time of the Sangen acquisition would acquire the rights to the Thrombospondin Technology for the consideration set forth under "Proposed Acquisitions-Business of Sangen" and to the Other Technology for a consideration to consist (subject to the achievement of certain milestones) of up to 333,340 shares of Common Stock and warrants to purchase up to 532,800 additional shares, cash royalties of 1% based on sales, research funding commitments ranging from $900,000 to $1,200,000, reimbursement of licensor's patent costs of up to $125,000 and the retention of the licensors as consultants for a two-year term for consulting fees aggregating $125,000 per year. In addition, the letter provided that Dr. Jacob would receive an option to purchase the greater of 1,200,000 shares of Common Stock of the Company or such number of shares as equals 7.5% of the Fully Diluted Capitalization as defined under "Proposed Acquisitions--Summary." The option was to provide that up to a maximum of 900,000 shares acquired by Dr. Jacob upon exercise of the option may be repurchased by the Company for nominal consideration in the event Dr. Jacobs has failed to fulfill his employment agreement obligations with the Company by either leaving the employ of the Company without cause or being terminated for "cause", as defined in the agreement, during the three-year employment period. The Company's repurchase right, however, was to expire at the rate of 25,000 shares for each month he was employed under the Agreement. The shares in excess of 1,200,000 included in Dr. Jacob's option were to vest in equal increments over a period of 36 months commencing on the closing date of the proposed acquisitions. The letter also provided that consummation of the transactions was to be subject to the execution of a definitive agreement and consummation by the Company of an equity financing of at least $7,500,000, with the understanding that the transaction will only proceed if Sangen reaches an understanding with the holders of the foregoing proprietary rights on the terms outlined in the letter. On January 3, 1997, the Company's Executive Committee, after having completed its investigation of Dr. Jacob's proposal that the Company acquire Sangen, and the other two proposals presented to the Board of Directors at its December 19, 1996 meeting, chose to pursue
Dr. Jacob's proposal and forego the other two. They then reviewed the proposed letter of intent with Dr. Jacob and approved it, and it was executed and delivered.

                  On January 8, 1997, Allegheny Health Education and Research Foundation executed a letter agreement with Sangen providing for the proposed transfer of its proprietary technologies and related patent rights to the Thrombospondin Technology for the consideration set forth under "Proposed Acquisitions-Business of Sangen" which letter agreement provided that Sangen was to be formed by Dr. Jacob for the purpose of acquiring control of the Thrombospondin Technology and thereafter combine with the Company.

                  On January 20, 1997, Dr. Jacob advised the Company that he had entered into the foregoing letter of intent with Allegheny Health Education and Research Foundation and that he had entered into a letter of intent with the holders of the Other Technology. On January 21, 1997 the Company issued a press release advising of the execution of the letters of intent as to the proposed acquisition of Sangen and the proposed employment of Dr. Jacob as Chairman of the Board and Chief Executive Officer of the Company and of Dr. Williams as President and Chief Operating Officer pursuant to long term employment agreements which were to be effective upon consummation of the acquisition.

                  In April 1997 Dr. Jacob, who had prior contacts over several years with the Chief Executive Officer of CorBec, suggested to CorBec and Panax that an acquisition by Panax of CorBec which was engaged in the discovery and development of pharmaceuticals to modulate the immune system by macrophage and mast cell functions would be in their mutual best interests. Discussions then ensued between CorBec through its Chief Executive Officer and the Company through Dr. Jacob, Dr. Williams and the Company's independent financial consultant. On April 23, 1997 at a meeting of the Executive Committee the proposed acquisition of CorBec was discussed and the Committee authorized Dr. Williams to negotiate a letter of intent. On May 7, 1997 a letter of intent was presented to the Executive Committee providing for the acquisition of CorBec's business either by means of a stock acquisition or merger with a subsidiary of the Company for the consideration set forth under "Proposed Acquisitions-Business of CorBec". The Committee approved the letter and on that date the letter was executed by the Company.

                  On the same day the Company was advised by Dr. Jacob that Sangen had determined not to proceed with its proposed license arrangements with the co-inventors with respect to the Other Technology. The Executive Committee then met on the same day and determined that the Company was not interested in seeking the rights to the Other Technology from the proposed licensors but desired the Company to proceed with the proposed acquisition of Sangen.

                  On May 8, 1997 the Company issued a press release disclosing the execution of the letter of intent as to CorBec and Sangen's determination not to proceed with the Other Technology license proposal.

                  In view of the facts that (i) consideration to be paid with respect to the Other Technology was no longer required, (ii) Dr. Jacob had made a significant contribution to the Company's securing the letter of understanding with CorBec and (iii) the material portion of the option to be granted to Dr. Jacob related to his employment, the Executive Committee determined not to require any reduction in the consideration to be paid to Dr. Jacob for Sangen in connection with the acquisition as set forth in the January 3, 1997 letter of intent.

                  Upon consummation of the proposed acquisitions, Dr. Williams will enter into a three-year employment agreement, pursuant to which he will serve as President and Chief Operating Officer of the Company. His new salary will be $200,000 for the first year, as compared to $185,000 under his existing agreement, with the annual salary for the following year to be determined by the Board of Directors but to be adjusted to reflect at least increases in the Consumer Price Index. Dr. Williams will also be entitled to an annual bonus pursuant to the new agreement, as determined by the Board of Directors, with the bonus for the first year to be no less than $34,000. If Dr. Williams is terminated without "cause" under his new agreement, he will be entitled to one, one and one-half or two years of his then-current annual salary if he is so terminated in the first, second or third year of the agreement, respectively, and all options held by him will become immediately exercisable. Under his existing agreement, if terminated without cause, he is entitled to salary and benefits for a period ending on the earlier of the end of the term of the agreement or four months from the date of the notice of termination.

                  The acquisition agreements are currently in the final stages of negotiation. The terms of the Sangen Acquisition Agreement and the CorBec Acquisition Agreement described herein are not final, and the final terms of such acquisitions may be materially different from those described. The terms of the proposed acquisitions will not be subject to further shareholder review and approval.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

                  The Company believes that acquisitions of the proprietary rights to the drugs under development by CorBec and under the proposed license for the Thrombospondin Technology will materially enhance the Company's efforts to achieve commercial success in its recently adopted business goal to seek and acquire or license the proprietary rights to develop commercially promising pharmaceutical drugs and technology under development. The original focus of the Company in 1993 was the discovery and development of new pharmaceutical compounds identified and isolated from plants located principally in the Commonwealth of Independent States. The Company felt that in order to secure adequate financing to allow for the satisfactory growth and development of the Company, it would need to acquire and develop later stage pharmaceutical prospects. The Board of Directors believe that the drugs under development by CorBec and under the license to the Thrombospondin Technology present an opportunity to achieve commercial success in a shorter time period. The ownership of such rights is also expected to enhance the perception of the Company as a meaningful pharmaceutical development company and thereby help attract both financing opportunities and move promising drugs under development for acquisition or licensing.
 .

                  The aggregate consideration to be paid for the Sangen and CorBec acquisitions was determined by arms-length negotiations, in the case of Sangen, between the Company and Dr. Jacob, the sole Sangen shareholder and an independent consultant to the Company and, in the case of CorBec, between the Company and the management and principal shareholders of CorBec, none of whom is affiliated with the Company, Sangen, or Dr. Jacobs.

                  In its determination, the Board also noted that a substantial portion of the consideration to be paid is in the form of options and that the contingent consideration of cash and stock issuances is dependent upon the achievement of certain milestones which if achieved should contribute value to the Company in excess of the amount paid. The Board also believes that securing the long term services under an employment agreement of Dr. Jacob who has a background and record in the development of pharmaceutical products will be of material benefit to the Company.

                  The Board, however, also noted that the issuances of the securities to effect the acquisitions and achieve the Financing will materially dilute the equity interests of the current shareholders, that the Company will be required to make material cash payments and incur substantial expenditures to effect the acquisitions and to attempt to develop the drugs, and that there is no assurance that any of the drugs under development or to be developed will be successfully developed or, if successfully developed, will prove commercially profitable for the Company.

                  Furthermore, it is reasonable to expect that developmental efforts will require the Company to seek additional funding or collaborative arrangements with other companies for the services and facilities needed to complete the development and to market the drug or drugs developed. No assurance can be given that such funding or collaborative arrangements can be successfully consummated on terms reasonable to the Company.

INTERESTS OF CERTAIN PERSONS WITH RESPECT TO THE PROPOSED ACQUISITIONS

                  For his services in connection with originating and negotiating the Sangen transaction, and the purgative product license (see "-Business of the Company"), Dr. Williams was granted in January 1997 under the 1993 Stock Option Plan a ten-year option to purchase 500,000 shares of Common Stock or, if greater, such number of shares as equals 5% of the Fully Diluted Capitalization of the Company at the time of the consummation of the proposed acquisitions. The exercise price of the option as to the first 500,000 shares is $.61 per share and as to the balance of the shares, if any, will be the fair market value of Common Stock on the date of the consummation of the proposed acquisitions.

                  Dr. Jacob, who had been engaged by the Company since May 1996 as a consultant, received from the Company in connection with such engagement a ten-year option to purchase 15,000 shares of Common Stock under the Company's Common Stock Option Plan at a price of $1.25 per share and a fee of $25,000 per year. Pursuant to the terms of the proposed Sangen Acquisition Agreement, Dr. Jacob's proposed employment agreement and related agreements, Dr. Jacob is to receive, in consideration for his sale to the Company of the outstanding capital stock of Sangen, a warrant to purchase 1,200,000 shares of Common Stock and, if on the closing date of the acquisition 1,200,000 shares is less than 7 1/2% of the Fully Diluted Capitalization of the Company, an option to purchase such number of shares of Panax Common Stock as is equal to the difference between 1,200,000 shares and 7 1/2% of the Fully Diluted Capitalization of the Company. The exercise price of the warrant as to 1,200,000 shares is $.61 per share and of the option as to additional shares is to be the fair market value of the Common Stock on the Acquisition Date.

                  The proposed Sangen Acquisition Agreement provides that upon consummation of the proposed acquisition, the Company will enter into a three-year employment agreement with Dr. Jacob under which he will serve as Chairman of the Board and Chief Executive Officer of the Company at an annual base salary of $225,000 for the first year with annual increases as determined by the Board of Directors for subsequent years; the increases are to reflect no less than the increase in the Consumer Price Index. In addition, Dr. Jacob will receive an annual bonus, as declared by the Board of Directors, with the bonus for the first year to be no less than $56,250.

                  Upon consummation of the Sangen acquisition, the Company and Dr. Williams will enter into a three-year employment agreement, pursuant to which he will serve as President and Chief Operating Officer of the Company at an annual base salary of $200,000 for the first year, with annual increases as determined by the Board of Directors for subsequent years; the increases are to reflect no less than the increase in the Consumer Price Index. In addition, Dr. Williams will receive an annual bonus, as declared by the Board of Directors, with the bonus for the first year to be no less than $34,000.

THE PROPOSED ACQUISITION AGREEMENTS

                  The Company is in the final stages of negotiating an agreement with Sangen to acquire the outstanding shares of such company and an Agreement and Plan of Organization with CorBec, pursuant to which CorBec will, by merger, become a wholly-owned subsidiary of the Company. Sangen and CorBec are each privately held development stage pharmaceutical companies. Each of the Sangen Acquisition Agreement and the CorBec Acquisition Agreement is based on an executed letter of intent and will be subject to the satisfaction of a number of conditions as set forth below.

                  Proposed CorBec Acquisition Agreement. Pursuant to the proposed CorBec Acquisition Agreement, CorBec will become a wholly-owned subsidiary of Panax by merging with a subsidiary of Panax (the "Acquisition Subsidiary"). CorBec will be the survivor of such merger. Upon the effective time of the merger, which is to be concurrent with the consummation of a financing by Panax of at least $8,000,000 and all of the outstanding Common Stock of CorBec will be converted into the right to receive an aggregate of $750,000 in cash, and an aggregate of 750,000 shares of Common Stock of Panax. See "Proposed Acquisitions--Summary" for a more complete description of all consideration, contingent and otherwise, payable in connection with the proposed CorBec Acquisition Agreement.

                  The obligations of each party to complete the transactions contemplated by the proposed merger will be conditioned upon (i) the acquisition of Sangen by Panax; (ii) the absence of legal proceedings prohibiting the transactions; (iii) the consummation by Panax of a financing in the minimum aggregate amount of $8,000,000; (iv) the inclusion for quotation on Nasdaq, subject to official notice of issuance, of the shares of Common Stock of Panax to be issued to the sellers upon consummation of the merger; and (v) the execution of a registration rights agreement by the parties giving the CorBec shareholders rights to register at the Company's expense under the Securities Act of 1933 the Company's Common Stock received or to be received by them upon exercise of options.

                  In addition, Panax's obligation to complete the transactions is conditioned upon (i) CorBec having performed all of its obligations under the proposed CorBec Acquisition Agreement; (ii) the accuracy of CorBec's representations and warranties; (iii) the delivery by CorBec of certain certificates, consents and approvals; (iv) the delivery of an opinion of counsel to CorBec, as more fully described below; (v) the conversion of all outstanding preferred stock of CorBec into Common Stock of CorBec and the exercise of all options to purchase Common Stock of CorBec thereof prior to consummation of the merger; (vi) the resignation of certain officers and directors of CorBec as requested by Panax; and (vii) the absence of material litigation against CorBec not previously disclosed.

                  The obligations of CorBec and its stockholders to complete the transactions also will be conditioned upon (i) Panax having performed all of its obligations under the proposed CorBec Acquisition Agreement; (ii) the accuracy of Panax's representations and warranties; (iii) the delivery by Panax and the Acquisition Subsidiary of certain certificates; (iv) the delivery of an opinion of counsel to Panax, as more fully described below; (v) the absence of material litigation against Panax or Sangen not previously disclosed; and (vi) the payment by Panax of $150,000 under the ALW license.

                  The proposed CorBec Acquisition Agreement will be terminable
(a) by mutual consent of Panax and CorBec; (b) by Panax or CorBec upon notice to the other on the closing date of the proposed acquisition that, as of such closing date, a condition precedent to the obligations of such party has not been performed or waived; or (c) by Panax or CorBec, upon notice to the other, if the proposed acquisition shall not have occurred on or prior to October 31, 1997.

                  Pursuant to the proposed CorBec Acquisition Agreement, the holders of 70% of the outstanding shares of CorBec (the "Principal CorBec Stockholders") are to indemnify Panax and CorBec (as a subsidiary of Panax) for all losses in excess of $50,000 in the aggregate resulting from any breach of representation or warranty by CorBec or any such stockholder or any failure by CorBec or any such stockholder to perform any covenant or obligation of CorBec or any such stockholder under the agreement and from any claims, actions, judgments, costs and expenses incident to the foregoing, and Panax agrees to indemnify the Principal CorBec Stockholders for their losses in excess of $50,000 in the aggregate resulting from any breach of representation or warranty by Panax or any failure by Panax to perform any covenant or obligation of Panax under the agreement and from any claims, actions, judgments, costs and expenses incident to the foregoing.

                  The maximum aggregate liability of the Principal CorBec Stockholders to Panax, and of Panax to the Principal CorBec Stockholders, is not to exceed the sum of (x) $750,000 (the cash payable to such stockholders by Panax as consideration for the merger) plus (y) 70% of the fair market value of the shares delivered to such stockholders as consideration for the merger.

                  Proposed Sangen Acquisition Agreement. Pursuant to the proposed Sangen Acquisition Agreement, Panax will purchase all of the outstanding stock of Sangen from Dr. Jacob. Upon the effective time of the acquisition, which is to be concurrent with the consummation of a financing by Panax of at least $8,000,000, Panax is to deliver to Dr. Jacob a Common Stock Purchase Warrant to purchase 1,200,000 shares of Common Stock of Panax at $.61 per share and, if applicable, Panax will issue to Dr. Jacob options to purchase such number of shares of Common Stock which is equal to the difference between 1,200,000 shares of Common Stock and 7 1/2 % of the Fully Diluted Capitalization of the Company. See "Proposed Acquisitions-Summary" for a more complete description of all consideration, contingent and otherwise, payable in connection with the proposed Sangen Acquisition Agreement.

                  The obligations of each party to complete the transactions contemplated by the merger will be conditioned upon (i) the consummation by Panax of a financing in the minimum aggregate amount of $8,000,000; (ii) the absence of legal proceedings prohibiting the transactions; and (iii) the completion of all proceedings contemplated in connection with the closing of the acquisition under the proposed Sangen Acquisition Agreement.

                  The obligations of Panax to complete the transactions contemplated by the merger will also be conditioned upon (i) the delivery by Dr. Jacob of certain certificates, consents and approvals; (ii) the absence of any material adverse change in the assets, liabilities or other condition of Sangen; (iii) the accuracy of Dr. Jacob's representations and warranties; (iv) Dr. Jacob having performed all of his obligations under the proposed Sangen Acquisition Agreement; and (v) the delivery by Sangen of duly executed copies of (x) documents transferring to Panax AUHS's rights to the Thrombospondin Technology, (y) Dr. Jacob's stock certificates evidencing transfer of his ownership of Sangen to Panax, and (z) Dr. Jacob's employment agreement with Panax.

                  The obligations of Dr. Jacob and Sangen to complete the transactions contemplated by the proposed Sangen Acquisition Agreement will be also conditioned upon (i) the accuracy of the representations and warranties of Panax; (ii) the performance by Panax of its obligations under the proposed Sangen Acquisition Agreement; and (iii) the absence of any material adverse change in the assets, liabilities or other condition of Panax.

                  The proposed Sangen Acquisition Agreement will be terminable
(a) by mutual consent of Panax and Sangen; (b) by Panax or Sangen upon notice to the other on the closing date of the proposed acquisition that, as of such closing date, a condition precedent to the obligations of such party has not been performed or waived; or (c) by Panax or Sangen, upon notice to the other, if the proposed acquisition shall not have occurred on or prior to October 31, 1997.

                  Pursuant to the proposed Sangen Acquisition Agreement, Dr. Jacob agrees to indemnify Panax for all losses in excess of $50,000 resulting from any breach of representation or warranty by Sangen or Dr. Jacob, and Panax agrees to indemnify Dr. Jacob for all losses in excess of $50,000 resulting from any breach of representation or warranty by Panax under the agreement.

                  The opinions of counsel to Panax and its acquisition subsidiary and to CorBec and Sangen to be delivered in connection with the proposed acquisition agreements are to be as to standard matters including with respect to such counsel's client: its due incorporation and authorization; its power and authority to execute and deliver the relevant agreements; its due authorization of the transactions and the valid and binding nature of the agreements; its consummation of the transactions not violating applicable laws or resulting in defaults; its general compliance, with applicable laws and the performance of obligations; and the absence of material undisclosed litigation. In addition, counsel to the Company is to render an opinion with respect to Panax's qualification and standing in Russia and the due authorization, valid issuance and non-assessability of the shares issued by Panax in connection with the transactions contemplated by the proposed acquisitions. Counsel to CorBec and Sangen are also to render opinions as to the authorized capitalization and outstanding capital stock of each thereof, the due authorization, valid issuance and non-assessability of such capital stock; the lack of outstanding options or rights to purchase, or commitments by such company to issue shares of capital stock; and the lack of ownership by each such Company of any equity interest in any other business entity.

BUSINESS OF THE COMPANY

                  The Company, organized in 1993, originally focused on the discovery and development of new pharmaceutical compounds isolated and identified from plants. To that end, the Company developed, and continues to maintain, an affiliation with a natural product isolation and synthetic chemistry laboratory at the Komarov Botanical Institute of the Russian Academy of Sciences in St. Petersburg, Russia (the "Komarov Institute"). In early 1996, Panax modified its strategy, reducing its natural product discovery activities and redirecting its principal efforts to expanding its pipeline of commercially viable pharmaceutical products by licensing or acquiring specifically-targeted products being developed for the treatment of certain diseases. In late 1996, Panax began the transition of the focus of its core chemistry group into a fee-for-services business. Revenues from such activity since then have been minimal. The activities of the Company during 1996 are discussed further under the subcaption "-Chemical Libraries and Chemical Services."

                  At least for the near term, the Company intends to maintain its affiliation with the Komarov Institute and continue, although on a more limited basis if the acquisitions of Sangen and CorBec are consummated, its natural product discovery activities. The Company believes that the agreement with the Komarov Institute permits a more limited participation at the option of the Company.

                  The Company in February 1997 entered into an exclusive world-wide license agreement with ALW Partnership ("ALW"), the partners of which are Craig Aronchick, M.D., William H. Lipshutz, M.D., and
Scott H. Wright, M.D. to manufacture, have manufactured, use, sell and sub-license in the field of colonic purgatives or laxatives a solid dosage form of sodium phosphate for use as a colonic purgative or laxative (the "Purgative Product") along with ALW's body of proprietary, technology information, trade secrets and know-how relating thereto. Panax's rights under the ALW License automatically extend to improvements developed by Panax and/or ALW which are derivative of the Purgative Product. Panax also has a right of first refusal with respect to any new products developed by ALW or a principal thereof which relate to the field of use of the Product but which are not derivative of the Purgative Product.

                  A Phase IIb clinical study was completed by Dr. Aronchick, Head of the Endoscopy Unit at Pennsylvania Hospital and Associate Professor of Medicine at Jefferson Medical College, and his colleagues. Dr. Aronchick serves as a consultant to the Company and is a member of its Scientific Advisory Board. In the study, 305 patients undergoing colonoscopy were randomized to one of three purgative methods (Colyte, Fleet's Phospho-soda or sodium phosphate tablets). All three preparations in this study showed equal efficacy with respect to the quality of bowel surface cleansing. Forty-six percent (46%) of patients taking liquid Fleets Phospho-soda and over 14% of patients taking liquid Colyte found the taste unacceptable. Six percent (6%) of the patients taking liquid Fleet's Phospho-soda and liquid Colyte experienced moderate to severe vomiting as compared to none taking the Purgative Product. All patients taking the Company's sodium phosphate tablets found the pills to have no taste or a pleasant taste. Almost all patients who took the Purgative Product during this study, and who had previously had liquid Colyte or liquid Fleet's Phospho-soda for prior colonoscopies, preferred the tablets for future colonoscopies. The Company intends to submit an IND to the FDA and expand on these clinical findings by conducting a multi-center Phase III pivotal clinical trial. It is anticipated, although there can be no assurance, that this confirmatory clinical trial could begin in the fourth quarter of 1997 and be completed in 1998.

                  A U.S. patent as to the Purgative Product (covering any solid form of administration of sodium phosphate for use as a colonic cleansing agent or as a laxative) was issued on April 1, 1997. Patents on the Purgative Product are pending in Europe, Japan, and Canada. To expand its product lines under the ALW License, Panax recently filed a patent application covering alternative salt mixtures which may be utilized in place of the sodium phosphate formulation used in the Purgative Product.

                  Panax paid ALW $100,000 upon execution of the ALW License in February 1997 and is obligated to pay ALW an additional $150,000 subject to and upon consummation of a $2,000,000 financing (which will occur in connection with the Financing if successfully concluded). Pursuant to the ALW License and three-year consulting agreements with the partners of ALW, additional cash payments, royalty payments and options to purchase shares of Common Stock are to be made as follows: (i) $250,000 upon the Company's receipt of an NDA with the FDA of any product under the ALW License; (ii) royalties of: (a) 2% on the first $5,000,000 in net sales of the Purgative Product during each calendar year; (b) 4% on net sales of the Purgative Product above $5,000,000 and up to $10,000,000 during each calendar year; and
(c) 6% on net sales of the Purgative Product above $10,000,000 during each calendar year, provided that after the February 2003, in order to maintain exclusivity of the licensed rights, the Company must make minimum annual payments to the ALW of $100,000 and provided further that royalties shall be decreased or eliminated in accordance with the ALW License if the patent on the Purgative Product expires or is found to be invalid or unenforceable; and
(iii) options exercisable at $.61 per share to purchase an aggregate of (a) 250,000 shares during the period commencing on the date of the consummation of the $2,000,000 financing and ending February 14, 2007; (b) 250,000 shares during the period commencing with the first sale in the United States of any product under the ALW License and ending the later of February 14, 2007 or the earlier of the third anniversary of the first such sale or February 14, 2010 and (c) 250,000 shares during the period which commences with the first day following the first fiscal year during which net sales of all products under the ALW License exceeds $20,000,000 and ends on the later of (i) February 14, 2007 or the earlier of the third anniversary of such first sale or February 14, 2010. The Company is also to fund at least $1,000,000 of additional research over the course of two years commencing with the consummation of the financing.

                  The options are to be subject to the 1997 Consultant Stock Option Plan. If the Plan is not approved, the options will remain outstanding and the Company is obligated to register under the Securities Act of 1933, as amended, the shares subject to the options on a Form S-8 Registration Statement.

                  The ALW License is terminable by ALW if the Company (i) has failed to conclude the $2,000,000 financing by November 14, 1997 (ii) fails to commit at least $1,000,000 of funding to the development of the Purgative Product for the first two years following consummation of the $2,000,000 financing, (iii) has not paid royalties by February 2003 of at least $100,000 per year whether or not sales have occurred, or (iv) if no commercial sale of the product or "improvement" as defined in the ALW License has occurred by February 2005.

                  No assurances can be given that the Company will have sufficient funding to permit the full development of the Purgative Product, that the Purgative Product will be fully developed, that the required approvals from the FDA and other regulatory bodies will be obtained or that if developed and approvals are obtained that the Product will prove commercially profitable for the Company or that the issued patents or those that are obtained will provide the Company with adequate protection. FDA regulatory matters in connection with the Purgative Product have not been reviewed or opined upon on behalf of Panax by independent patent or FDA regulatory counsel.

                  Chemical Libraries and Chemical Services. Panax historically has been engaged in the discovery and development of new pharmaceutical compounds identified in and isolated from plants. Panax had taken an ethnobotanical approach to the study of plants which is supplemented by natural product chemistry and synthetic medicinal chemistry.

                  Many of the plants targeted by Panax are indigenous to Russia and other states of the Commonwealth of Independent States. Panax's drug discovery efforts have been and continue to be fostered by an exclusive long term agreement with the world renowned Komarov Institute.

                  Panax has laboratory space and facilities for natural product isolation and synthetic chemistry at its Chemical Services Division at the Komarov Institute. Routinely, as many as 20 chemists work on chemistry projects for Panax. Costs of this program since 1994 have been less than $250,000 per year which includes payments to the Komarov Institute and Russian personnel, and the costs of materials and leased facilities associated with the medicinal chemistry program.

                  In late calendar 1996, Panax began to transition its Chemical Services Division to a fee-for-services business. The group has collected a library of over 30,000 pure compounds and numerous natural products to which Panax has certain rights and has implemented a sales strategy which includes providing third parties access to the library and custom chemistry. The program was established to generate revenues and provide low cost medicinal, synthetic and combinatorial chemistry, as well as natural product isolation work, in support of future discovery activities around new receptors or novel research programs brought to Panax from external sources. The Company intends to evaluate the Chemical Services Division on a regular basis to determine whether to enhance, adjust or terminate the program. Revenues from these activities have been minimal to date.

                  Legal Proceedings. The Company is not a party to any material legal proceedings. The Company, however, has been advised by Sangen of a possible claim for damages by the two individuals, owners of the proprietary rights to the Other Technology who have asserted that Sangen breached an obligation to enter into an agreement with them to acquire the Other Technology. Sangen has advised the Company that it believes that any such claim is without merit.

                  Facilities. The Company's offices which are located at 425 Park Avenue, 27th floor, New York, New York, 10022 are occupied pursuant to a sublease expiring April 2000 which provides for an annual rent of $193,500, plus insurance, taxes and maintenance. As soon as practicable following the closing of the proposed acquisitions, the Company plans to relocate to the Philadelphia, Pennsylvania area. The Company has hired a consultant, Amercom Funding Ltd., to assist the Company in being released from its obligations under its current sublease. See "Executive Compensation."

                  The Company also leases laboratory space and facilities at its Chemical Services Division at the Komarov Institute in St. Petersburg, Russia which makes available chemists to perform services on the Company's medicinal, synthetic and combinatorial chemistry as well as its natural product isolation work. Costs of this program since 1994 have been less than $250,000 per year which includes payments to the Komarov Institute and Russian personnel, and the costs of materials and leased facilities associated with the medicinal chemistry program.

                  Employees. As of June 30, 1997, Panax employed three persons, two of whom are executive officers, and has approximately 20 scientists and technicians working on chemical extraction and plant isolation activities in St. Petersburg, Russia.

BUSINESS OF CORBEC

                  Founded in 1993 by Hillman Medical Ventures to discover and develop pharmaceuticals designed to modulate the immune system by manipulating macrophage and mast cell function, CorBec has focused on developing treatments in three therapeutic areas: autoimmune disease, serious infections and asthma/allergy. The therapeutic agents which have traditionally constituted the mainstay for the treatment of autoimmune disorders are glucocorticoid hormones (typically prednisone), which inhibit macrophage Fc receptor expression but which must be administered in high dosages and/or for extended periods of time and which are accompanied by substantial side effects, including exacerbation of diabetes, hypertension, electrolyte imbalance, weight gain, osteoporosis and increased susceptibility to infection. In the case of idiopathic thrombocytopenia purpura (ITP), an autoimmune disease from which over 100,000 patients in the United States suffer, most patients relapse after glucocorticoid treatment is tapered, and in a majority of such cases, surgical removal of the spleen is ultimately required. The CorBec technology, developed under the guidance of Alan D. Schreiber, M.D., Professor of Medicine and Assistant Dean for Research at the University of Pennsylvania School of Medicine, consists of steriod derivatives which do not have the toxic side effects of glucocorticoid hormone treatments and which also do not have the potentially undesirable sex-organ hormonal effects normally associated with traditional progesterone and other sex hormone treatments.

                  The most advanced product in the family of compounds comprising the CorBec technology is CBP-1011, a potential ITP treatment. CorBec also is in an early stage of development of CBP-2011/2012, a second generation compound of CBP-1011. CBP-1011 is an orally administered steroid analog, demonstrating steroid-like properties but without the sideeffect profile commonly associated with steroids. Clinical testing to date suggests that CBP-1011 is safe and effective in the treatment of patients with ITP. After a meeting with the FDA in September 1996, CorBec initiated Phase III pivotal trials at 15 sites in the United States. There can be no assurance, however, that the Phase III clinical trials of CBP-1011 will be successful, that, even if such trials are successful, CBP-1011 will be approved by the FDA, or that, even if it is so approved, the Company will be able obtain and maintain orphan drug protection with respect to the compound and successfully market it.

                  The development activities are being performed under a research agreement with the University of Pennsylvania, which has granted CorBec pursuant to a license agreement the exclusive world-wide rights to make, have made, use and sell the technology and products developed subject to the right of non-profit organizations to use the products solely for education or research purposes. The license with respect to the licensed compounds comprising the CorBec Technology (the "CorBec License") may be terminated by the licensor if the Company has not, by June 1998, (i) submitted a product to the FDA for approval, (ii) offered a product for sale, either directly or through a sublicensee, or (iii) made continuing reasonable efforts to develop a product for submission for FDA approval or for sale. The CorBec License may also be terminated if the Company fails to make minimum annual royalty payments of $50,000 during 1998 and 1999 and $100,000 thereafter. Patent matters in connection with the CorBec Technology have not been reviewed or opined upon on behalf of Panax by independent patent counsel. FDA regulatory matters in connection with the CorBec Technology have not been reviewed or opined on behalf of Panax independent FDA regulatory counsel.

                  CorBec does not have any employees or facilities. Its managerial and administrative activities are performed by part-time consultants. Its executive offices are maintained under a fee arrangement with, and in the offices of, Hillman Medical Ventures in West Conshocken, Pennsylvania.

                  The Company has been advised by CorBec that CorBec is not a party to any material legal proceeding.

BUSINESS OF SANGEN

                  Sangen was incorporated by Dr. Jacob, its sole shareholder, executive officer and director, in January 1997. Its sole asset is its right to acquire a world-wide exclusive license to develop, manufacture, sell, have manufactured or sub-license a certain technology for inhibition and prevention of tumor metastasis. Dr. George Tuszynski, Professor of Surgery, Medicine and Pathology at AUHS, has found a specific amino acid sequence in Thrombospondin ("TSP-1") that is believed to be responsible for promoting the effects of this molecule on tumor cell adhesion and metastasis. From this discovery, Dr. Tuszynski invented a series of peptide molecules, and a patent for the molecules has been allowed in the United States. These molecules significantly reduced metastasis of a mouse tumor cell line and a human tumor cell line when injected into athymic mice. Dr. Tuszynski has also developed a murine polyclonal antibody against the TSP-1 receptor which was also shown to prevent or significantly reduce metastasis in athymic mice. The Company anticipates that a patent application directed to a novel sequence of the thrombospondin receptor and monoclonal antibodies directed to the same will be filed in the near future. The peptide molecules, the polyclonal antibody and the TSP-1 receptor are referred to herein as the "Thrombospondin Technology."

                  Tumor metastasis is a multi-step process involving cell adhesion, migration, invasion, colonization of distant organs and angiogenesis. TSP-1 is a large glycoprotein secreted by platelets and synthesized by many cell types, including endothelial and tumor cells. TSP-1 has been implicated as a promoter of tumor progression and angiogenesis. A number of studies have demonstrated that TSP-1 can bind to multiple surface receptors on the same cell or bind to different receptors on different cells, including carcinoma cells. The Company believes that blocking the TSP-1 receptor may represent a novel approach for the treatment and prevention of metastasis by uniquely acting on certain steps of the metastatic cascade.

                  Dr. Tuszynski has also identified a hexapeptide structure which appears to prevent the spread of human tumors in animals by blocking the TSP-1 receptor. Preclinical testing is to be conducted to determine if the pharmacokinetics and safety profile warrant the introduction of this molecule into humans. If such studies support its introduction, human clinical testing could begin in late 1998.

                  No assurance can be given that further studies will indicate the use of the Thrombospondin Technology will prove to be successful in the inhibition of metastases, that if the acquisition is effective the Company will be successful in the development of commercially or profitable pharmaceutical products from such technology or that the funds or collaboration arrangement required for such development will be available to the Company on reasonable terms. Patent matters in connection with the Thrombospondin Technology have not been reviewed or opined upon on behalf of Panax by independent patent counsel. FDA regulatory matters in connection with the Thrombospondin Technology have not been reviewed or opined upon on behalf of Panax by independent FDA regulatory counsel.

                    The Company has been advised by Sangen of a possible claim against Sangen for damages by two individuals who have asserted that Sangen breached an obligation to enter into an agreement with them to acquire a license to the Other Technology. See "--Background" and "-Business of the Company - Legal Proceedings". Sangen has advised the Company that it believes that any such claim is without merit.

PROPOSED FINANCING

                  The proposed Financing which is a condition to the closing of the CorBec and Sangen acquisitions and which, if effected in an amount of at least $2,000,000, will also satisfy one of the conditions for the continuation of the ALW License, is currently being attempted in the form of a private offering exempt from registration under the Securities Act of 1933, as amended (the "Act"), by virtue of Rule 506 under Regulation D of the Act. The offering is in the form of Units consisting of shares of Common Stock and five year warrants to purchase additional shares of Common Stock, with each Unit presently intended to consist of 125,000 shares and warrants to purchase 25,000 additional shares. It is also presently intended that the offering is to produce gross proceeds of up to $12,000,000 (exclusive of additional options).

The offering also contemplates the issuance of warrants currently which are to be exercisable at any time after issuance up to a date five years from the final closing date of the Financing at an exercise price of $2.60 per share, subject to anti-dilution adjustments (the "Warrant Exercise Price"). In addition, the warrants are subject to redemption by the Company for $.01 per warrant, upon 30 days written notice, if the average of the last sales prices of the Common Stock for period of ten consecutive trading days exceeds 200%, 250%, 300% and 350% of the Warrant Exercise Price in the second, third, fourth and fifth years after the final closing date of the Financing, respectively. In addition, if the offering is successfully consummated, the Placement Agents have an option to place up to an additional 1,000,000 shares of Common Stock and warrants to purchase up to an additional 200,000 shares of Common Stock and are to receive five year Warrants to purchase such number of shares of Common Stock as equals 10% (12.5% if the maximum number of Units is sold) of the sum of shares sold and the shares reserved for issuance with respect to the warrants sold in the placement.

                  No assurance can be given that the Financing or any other financing will be successfully consummated or, if successfully consummated, that it will be consummated on the foregoing terms or that the Company will not be required to issue and reserve for issuance a materially larger number of shares of Common Stock than discussed above. Furthermore, it is highly likely that even if the Financing is successfully consummated and that condition to the acquisitions is satisfied, the Company will require additional financing to adequately fund the proposed development of the technology and drug candidates which are to be acquired with the CorBec and Sangen acquisitions.

POSSIBLE CHANGE OF CONTROL.

                  If the CorBec and Sangen acquisitions are effected, there will be changes in the Board of Directors and officers of the Company. The Board currently consists of five members - Dr. Taffy J. Williams, Chairman and Chief Executive Officer; Dr. Tanya Akimova, Vice President, Research Administration; Mr. J.R. LeShufy, Vice President, Investor Relations, Mr. Bernard Nagelberg, Vice President, Finances and Dr. Leonid Shpilenya, Vice President, Russia Operations. The Board was reduced in February 1997 from eight members as a result of the resignations in February 1997 of Dr. Armen L. Takhtajan, Chairman of the Board and Mr. Norman Eisner, Vice President, Chief Financial Officer, Treasurer and Secretary from their positions as officers and directors and Mr. David Zaretsky from his position as director of the Company.

                  In view of their recognition that the Board of Directors should reflect the principal focus of the Company's efforts and at the same time not be unwieldy because of its size, Dr. Akimova who is involved in Company's activities involving securing low cost medicinal chemistry service contracts, and Dr. Shpilenya, who is involved in the natural product discovery activities, have advised the Company that if the acquisitions are successfully consummated they will resign as directors of the Company. Mr. Bernard Nagelberg who has no business experience in the pharmaceutical drug development business other than through his association with the Company has advised the Company that for the same reasons he would resign as an officer and director if the acquisitions were effected. Dr. Jacob will then be appointed as Chairman of the Board and Chief Executive Officer, Dr. Williams will remain as President and become Chief Operating Officer, and Jerry Weisbach, Ph.D and Mr. Thomas Stagnaro will be appointed as directors.

                  Dr. Jacob, age 48, the President and Chief Executive Officer of Sangen, has been since June 1996 a consultant to various biotechnology companies. From 1989 to 1996, Dr. Jacob, as a co-founder of Magainin Pharmaceuticals Inc., was employed as Chief Operating Officer and was responsible for setting Magainin's technical and operational strategy. From 1980 to 1988, Dr. Jacob was employed by SmithKline and French Laboratories where he served as Worldwide Vice President and a member of SmithKline Beacham's Corporate Management Committee. Dr. Jacob had responsibility for 500 physicians, scientists and other technical personnel and managed a budget of $50 million per year. Under his leadership, 17 IND's were successfully submitted and 4 NDA's were approved. Dr. Jacob received his medical degree from the Medical College of Pennsylvania and his Ph.D. in molecular pharmacology from the Temple University School of Medicine. He is an elected member of Alpha Omega Alpha, the National Medical Honor Society. Dr. Jacob has served on the Board of Directors of Endorex Pharmaceutical Corp., MacroMed Corp. and Orasomal Technologies, Inc. He also serves on the Board of Directors of AUHS where he is an Adjunct Professor.

                  Jerry Weisbach, Ph.D, age 63, is a former Vice President of the Warner Lambert Company and President of its Pharmaceutical Research Division, where, from 1979 to 1987, he was responsible for all pharmaceutical research and development activities of that company. Prior to joining Warner Lambert in 1979, Dr. Weisbach was employed at SmithKline and French Laboratories from 1960 to 1979, where he was Vice President, Research from 1977 to 1979. From 1988 to 1994, he was Director of Technology Transfer at the Rockefeller University. Currently, Dr. Weisbach is a member of the Board of Directors at Hybridon, Neose Technologies, Cima Labs, Xytronics and Synthon. He also consults in the area of licensing and technology and serves on a number of scientific advisory boards. Dr. Weisbach received his Ph.D. in Organic Chemistry from Harvard University.

                  Mr. Stagnaro, age ___, has served as President and Chief Executive Officer of 3-Dimensional Pharmaceuticals, Inc since 1995, where he has been instrumental in securing financing and obtaining significant corporate partnerships. Prior to that Mr. Stagnaro was, for more than ___ years, the President and Chief Executive Officer of Univax Biologics where he was responsible for numerous financings and successfully completed three corporate partnerships. In 1995, under the direction of Mr. Stagnaro, Univax was sold to NABI. Mr. Stagnaro also serves as Chairman of the Board of CARB (Center for Advanced Research in Biotechnology) and is a member of the Board of Directors of US Biomaterials and the Maryland Biotechnology Institute.

                  See "Executive Compensation" for information as to the proposed employment agreements with Drs. Williams and Jacob.

                            SELECTED FINANCIAL DATA

                  The following selected financial data of Panax with respect to the statements of operations for the years ended June 30, 1997 and June 30, 1996 and for the period July 1, 1993 (commencement of operations) through June 30, 1997 and with respect to the balance sheet data at June 30, 1997 have been derived from the financial statements of Panax which have been audited by Richard A. Eisner & Company, LLP, independent auditors whose report thereon contains an explanatory paragraph regarding the Company's ability to continue as a going concern and which appears elsewhere in this Proxy Statement. All of the following information should be read in conjunction with such financial statements and the notes thereto.

                  The following selected financial data with respect to the statements of operations of CorBec for the years ended December 31, 1996 and December 31, 1995 and for the period from inception (June 11, 1993) to December 31, 1996 have been derived from the financial statements of CorBec that have been audited by Arthur Andersen, LLP whose report thereon contains an explanatory paragraph regarding the Company's ability to continue as a going concern and which appears elsewhere in this Proxy Statement and which appear elsewhere in this Proxy Statement. The selected financial data with respect to the statement of operations of CorBec for the six months ended June 30, 1997 and June 30, 1996 and the period from inception (June 11, 1993) to June 30,1997 and with respect to balance sheet of CorBec as of June 30, 1997 have been derived from unaudited financial statements of CorBec, which appear elsewhere in this Proxy Statement and which, in the opinion of CorBec, reflect all adjustments, consisting only of normal recurring adjustments, necessary for fair presentation of such data. Operating results of CorBec for the six months ended June 30, 1997 are not necessarily indicative of the results that may be expected for the full year or any other period.

                  The financial information set forth below is qualified by and should be read in conjunction with the financial statements of Panax and of CorBec and the notes thereto included elsewhere in this Proxy Statement and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of Panax and CorBec.

                        STATEMENT OF OPERATIONS DATA(1)
                       (In Thousands except share data)
Panax

                                      Years ended June 30,        Period July 11, 1993
                                     1996           1997    (Inception) through June 30, 1997
                                     ----           ----    ---------------------------------
Research and development          $      644     $      742            $    1,908
General and administrative               812          1,011                 2,431
Net loss                               1,219          1,649                 3,992
Net loss per share                                     0.38                  0.51

Weighted average common
shares outstanding                 3,231,038      3,259,640


CorBec

                                    Years Ended                  Inception            Six Months Ended             Inception
                                    December 31,            (June 11, 1993) to             June 30              (June 11, 1993) to
                               1995              1996        December 31, 1996      1996              1997        June 30, 1997
                               ----              ----        -----------------      ----              ----        -------------
Research and Development       $441              $770             $1,690            $349              $273            $1,962
General and Administrative       64               147                334              96                72               405
Net loss                        496               909              1,982             441               340             2,321


Pro Forma (2)                            Year Ended June 30,
                                                1997
                                         -------------------
Research and development                        $1,800
General and administrative                       1,790
Net Loss                                         3,477
Loss per share                                    0.43
Weighted average common
 shares outstanding                          8,134,540


                              BALANCE SHEET DATA
                                (in thousands)

                                                    June 30, 1997
                                           ------------------------------------
                                            Panax        CorBec   Pro Forma (3)

Cash and cash equivalents                  $   101        $335        $6,717
Investments to be held to maturity           1,075          --         1,075
Total assets                                 1,785         347         8,259
Mandatory Redeemable Preferred
 Stock                                          --       2,650            --
Shareholders' equity (deficit)               1,599      (2,303)        8,073


(1) Statement of operations and balance sheet data of Sangen are not included since they were not material.

(2) Assumes acquisition of Sangen and CorBec will occur, and that they had occurred on July 1, 1996 and includes the results of CorBec for the twelve months ended

         June 30, 1997 based on the internal financial statements of the management of CorBec for that period.

(3) Assumes acquisitions of Sangen and CorBec will occur, and that they had occurred on June 30, 1997 and that the proposed related Financing involving the issuance of 4,000,000 shares of Common Stock and Class A Redeemable Common Stock Purchase warrants to purchase 800,000 additional shares of common stock had been effected on June 30, 1997 for gross proceeds of $8,000,000 (net proceeds of $6,980,000).

               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                    CONDITION AND RESULTS OF OPERATIONS OF
                       PANAX PHARMACEUTICAL COMPANY LTD.


                  The following discussion of the financial condition and results of operations of the Company should be read in conjunction with the Financial Statements of the Company and Notes thereto appearing elsewhere in this Proxy Statement.

OVERVIEW

                  Panax historically has been engaged in the discovery and development of new pharmaceutical compounds identified in and isolated from plants. The Company takes the ethnobotanical approach to the study of plants which is supplemented by medical science and natural product chemistry. Many of the plants targeted by the Company are indigenous to Russia and other states of the Commonwealth of Independent States.

                  Commencing in late calendar 1996, Panax has sought out opportunities to expand its product pipeline via licensing or acquisition of drug candidates and platform technologies. The Company entered in: (i) January 1997 into a letter of intent to acquire Sangen, which was recently organized to engage in the discovery and development of pharmaceutical products for the treatment of cancer (Sangen's principal asset is its right to acquire an exclusive worldwide license to the Thrombospondin Technology which as indicated by early preclinical studies, may be useful in the prevention of metastatic cancer including breast, lung, prostate, pancreas and squamous cell cancer); (ii) February 1997 into an agreement granting the Company an exclusive worldwide license to manufacture and sub-license a novel purgative product being developed by the licensors for clearing the colon prior to colonoscopy ("Purgative Product"); and (iii) May 1997 into a letter of intent to acquire CorBec, which is engaged in the development of pharmaceuticals designed to modulate the immune system by manipulating macrophage and mast cell function.

                  Pursuant to the proposed acquisition agreements, consummation of the acquisitions of Sangen and CorBec and of the license of the Thrombospondin Technology are subject to several conditions, including the execution and delivery of acquisition agreements and the consummation by the Company of a financing of at least $8,000,000 by October 31, 1997. The license agreement for the Purgative Product provides the licensor with the right to terminate the agreement if the Company has not completed a financing of at least $2,000,000 by November 14, 1997.

                  Pursuant to the proposed Sangen Acquisition Agreement and related agreements, if consummated, Dr. Leonard S. Jacob, Sangen's sole stockholder and Chief Executive Officer, who will become Chairman of the Board and Chief Executive Officer of the Company under a long term employment agreement, is to be issued a ten year Common Stock Purchase Warrant entitling him to purchase 1,200,000 shares of Common Stock and, if on the closing date of the acquisition 1,200,000 shares is less than 7 1/2% of the Fully Diluted Capitalization of the Company, an option, exercisable for 10 years, to purchase such number of shares of Panax Common Stock as is equal to the difference between 1,200,000 shares and 7 1/2% of the Fully Diluted Capitalization of the Company. Dr. Taffy J. Williams, Panax's President and Chief Executive Officer, who will become President and Chief Operating Officer of the Company following the acquisition, received in January 1997, an option to purchase the greater of 500,000 shares of Common Stock or such number of shares of Common Stock at the time of the acquisition as equals 5% of the Fully Diluted Capitalization of the Company. The exercise price of Dr. Jacob's warrant (up to 1,200,000 shares) and Dr. Williams' option (up to 500,000 shares) is $.61 per share. The exercise price of Dr. Jacob's option (in excess of 1,200,000 shares) and Dr. Williams' option (in excess of 500,000 shares) is the market price on the closing date of the proposed acquisition. "Fully Diluted Capitalization" has the meaning set forth in the second paragraph of "Proposed Acquisitions--Summary."

                  The Sangen acquisition will also involve the grant to Dr. Tuszynski, the inventor of the Thrombospondin Technology, and AUHS of 125,000 shares and options to purchase an aggregate of 375,000 shares, of which options for 250,000 shares will be exercisable upon achievement of specified milestones in the development of a new drug candidate. In addition, Dr. Tuszynski, and AUHS will be entitled to cash royalties based on net sales and sub-license fees derived from the technology. The Company has agreed to fund additional research in Dr. Tuszynski's laboratory in an amount ranging from $150,000 (in the first year) to $1,350,000 (over seven years, inclusive). Dr. Tuszynski is to be engaged as a consultant to the Company for a two year period at a fee of $50,000 per year.

                  In consideration for the grant of a license to the Purgative Product, the Company (i) is obligated to make certain payments based on milestones, aggregating up to $500,000 based on the completion of a financing and certain development milestones, of which $100,000 has been paid, (ii) has issued options to purchase an aggregate of 750,000 shares of Common Stock at a price of $0.61 per share, of which 250,000 shares are to be exercisable upon consummation of a financing of $2,000,000 or more and 500,000 shares become exercisable if certain developmental milestones are met and (iii) is required to pay cash royalties of 2% of net sales of the related drug which percentage will increase to 4% with respect to net sales between $5,000,000 and $10,000,000 and to 6% as to net sales in excess of $10,000,000. The payment of $100,000 is not refundable in the event a financing of at least $2,000,000 is not completed by November 1997 and the licensor chooses to terminate the license agreement.

                  The acquisition of CorBec, if consummated, will result in the payment of $750,000 and the issuance of 750,000 shares of Common Stock of the Company with provisions for additional cash payments and stock issuances based upon the achievement of certain milestones for CorBec's most advanced drug candidate, CBP-1011, an orally administered glucocorticoid analog, which is in a Phase III pivotal clinical trial in the United States. These milestones include the receipt of an FDA letter of approval to sell the drug, and certain designated annual amounts of sales. The maximum cash and shares to be issued will be an aggregate of $8,000,000 in cash and 440,000 shares of Common Stock. Additional cash payments of up to $8,500,000 and 280,000 shares of Common Stock are to be made based on the achievement of certain annual levels of sales of a second drug developed from the CorBec technology.

                  The Company will incur a non-recurring charge attributable to each acquisition which will be treated as purchased research and development and expensed in the period that each acquisition is consummated.

RESULTS OF OPERATIONS

Year Ended June 30, 1997 and 1996

                  The Company incurred a loss of $1,649,951, or $0.51 per share, for the year ended June 30, 1997 compared to $1,216,930, or $0.38 per share for the year ended June 30, 1996. The Company expects to incur additional losses in the foreseeable future.

                  The Company anticipates incurring additional losses over at least the next several years, and such losses are expected to increase as the Company expands its research and development activities relating to its Purgative Product and its contemplated acquisition of two technologies for the treatment of auto-immune diseases and cancer. To achieve profitability, the Company, alone or with others, must successfully develop and commercialize its technologies and products, conduct pre-clinical studies and clinical trials, obtain required regulatory approvals and successfully manufacture, introduce and market such technologies and products. The time required to reach profitability is highly uncertain, and there can be no assurance that the Company will be able to achieve profitability on a sustained basis, if at all.

                  Research and development expenses amounted to $742,539 for the year ended June 30, 1997 compared to $644,051 for the year ended June 30, 1996. The increase was attributable to development expenses on the Purgative Product licensed in February 1997, expenses for initiating a chemical synthesis business and salaries. The increases were partially offset by decreases in expenses for plant collections in Russia and the extraction and isolation of compounds from those plants. Research and development expenses are expected to increase substantially in the future if the foregoing proposed acquisitions are consummated and development of the Purgative Product continues provided the license is not terminated.

                  General and administrative expenses amounted to $1,010,937 for the year ended June 30, 1997 compared to $811,901 for the year ended June 30, 1996. The increases in general and administrative expenses are the result of increased salary expense, legal expense and consulting expenses associated with the Company's seeking new technologies and products. If the Sangen and CorBec acquisitions are consummated, the Company expects general and administrative expenses to increase with the addition of Dr. Leonard S. Jacob as Chairman of the Board and Chief Executive Officer of the Company and an expanded scale of operations associated with the development of multiple technologies.

                  Interest income amounted to $103,525 and $239,022 for the years ended June 30, 1997 and June 30, 1996, respectively. Interest income was earned on the proceeds of the Company's initial public offering in January 1995 of its common stock and warrants. Interest income has been decreasing reflecting reduced cash balances.

LIQUIDITY AND CAPITAL RESOURCES

                  Since its inception, the Company has incurred net operating losses and, as of June 30, 1997, had an accumulated deficit of $3,992,351. The Company has financed its net operating losses through June 30, 1997 by a series of debt and equity financing.

                  At June 30, 1997, the Company had cash, cash equivalents and investments of $1,175,597. Cash and cash equivalents is comprised primarily of the proceeds from the Company's initial public offering in January 1995. Management does not believe that available cash, cash equivalents and investments are sufficient to fund the Company through the end of fiscal year 1998 without additional debt or equity financing. Pursuant to the proposed acquisition agreements, the Sangen and CorBec acquisitions will be subject to completion of an equity financing by the Company of at least $8,000,000 by October 31, 1997. No assurance can be given that the financing will be completed. In the event that the acquisitions are completed, the Company's cash requirements will be substantially increased to fund the development of the CorBec technology and the Thrombospondin Technology.

                  The Company's capital requirements depend on numerous factors which cannot be quantified, including continued progress in its research and development activities, progress with pre-clinical studies and clinical trials, prosecuting and enforcing patent claims, technological and market developments, the ability of the Company to establish product development arrangements, the cost of manufacturing scale-up, effective marketing activities and arrangements, and licensing or acquisition activity. The Company is seeking to obtain additional funds through equity or debt financing. No assurance can be given that additional financing will be available when needed or on terms acceptable to the Company. If adequate additional funds are not available, the Company may be required to delay, scale back or eliminate certain of its research, drug discovery or development activities or certain other aspects of its business. If adequate funds are not available, the Company's business will be materially and adversely affected.

               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                    CONDITION AND RESULTS OF OPERATIONS OF
                      CORBEC PHARMACEUTICAL COMPANY LTD.

                  The following discussion of the financial condition and results of operations of CorBec shall be read in conjunction with the Financial Statements of CorBec and Notes thereto appearing elsewhere in this Proxy Statement.

OVERVIEW

                  CorBec, a development-stage company, commenced operations in June of 1993, and has devoted substantially all of its resources to the development of manufacturing and marketing therapies for the modification of Fc receptor expression on macrophage white blood cells. CorBec does not anticipate receiving revenues from product sales for at least the next several years. Required funding will be attempted through future equity or debt financings. No assurance can be given that such financings will be effected or if so, in adequate amounts.

                  CorBec has not generated any working capital from operations. Its only source of working capital has been interest income and cash from the sale of CorBec's preferred stock. CorBec has incurred losses since its inception and, as of June 30, 1997, had a deficit accumulated during the development stage of approximately $2.3 million. CorBec anticipates incurring additional losses for at least the next several years. Such losses may fluctuate significantly from quarter to quarter and are expected to increase as CorBec expands its research and development programs.

RESULTS OF OPERATIONS

Six Months Ended June 30, 1997 and 1996

                  Research and development expenses for the six months ended June 30, 1997, was $273,000 compared $349,000 for the corresponding period in 1996. The decrease was primarily attributable to slow enrollment of patients (slow patient accrual rate) into the Phase III clinical trial of CBP-1011.

                  General and administrative expenses for the six months ended June 30, 1997, was $72,000 compared to $96,000 for the corresponding period in 1996. The decrease was primarily attributable to slow patient accrual rate into the Phase III clinical trial of CBP-1011.

                  Interest income for the six months ended June 30, 1997, was $4,500 compared to $3,600 for the corresponding period in 1996. The increase was primarily attributable to higher average cash balances resulting from the closing of a private placement of equity securities in September 1996.

Years Ended December 31, 1996 and 1995

                  CorBec's research and development expenses increased to $770,000 in 1996 from $441,000 in 1995. The increase was primarily attributable to an increase in expenses connected with CorBec's Phase II clinical research and testing of CBP-1011.

                  General and administrative expenses increased to $147,000 in 1996 from $64,000 in 1995. The increase reflected additional legal expenses associated with filing foreign patent applications relating to two of CorBec's United States patents.

                  Interest income decreased to $8,000 in 1996 from $9,000 in 1995 due to lower average cash balances during 1996.

LIQUIDITY AND CAPITAL RESOURCES

                  CorBec has incurred a cumulative net loss of approximately $2.3 million from inception through June 30, 1997, and has financed its operations through private offerings of its preferred stock. CorBec has $335,000 in cash and cash equivalents at June 30, 1997, compared to $877,000 at December 30, 1996. This decrease is primarily attributable to the use of cash to fund clinical trials of CBP-1011. In September 1996, CorBec sold $500,000 shares of Series C convertible preferred stock at a price per share of $2.00 and received proceeds of approximately $1 million after deducting offering expenses.

                  On June 12, 1997, CorBec extended its Sponsored Research and License Agreements with the Trustees of the University of Pennsylvania until June 11, 1998. Under the Sponsored Research Agreement, CorBec is required to pay the University of Pennsylvania the sum of $50,000 to fund certain sponsored research and development to be conducted during the one-year period ending June 30, 1998. CorBec charged $25,000, $50,000 and $37,500 to fund certain sponsored research and development expense for the six months ended June 30, 1997 and the years ended December 31, 1996 and 1995, respectively.

                  Under the License Agreement, CorBec acquired an exclusive worldwide royalty-bearing right and license over certain patent rights, information and inventions of the University of Pennsylvania and options to license inventions developed under the Sponsored Research Agreement. CorBec is required to pay the University of Pennsylvania a royalty, as defined, on all of the net sales of any product utilizing the licenses technology. Minimum royalties are required under the agreement beginning in 1998. Sponsored research payments are creditable against these minimum royalties. The License Agreement will terminate upon the expiration of the last patent right covered under the License Agreement.

                  On December 5, 1996, CorBec renewed an agreement with an individual to provide project management services for CorBec. The agreement provides for compensation of $110,000 to be paid in equal monthly installments over the one-year term of the contract.

                  On April 15, 1996, CorBec entered into an agreement with a clinical research organization to provide CorBec with clinical services. CorBec charged $42,000 and $98,000 to research and development expense related to this agreement for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively. Future commitments under this agreement as of June 30, 1997 are $349,000 and will be incurred over the course of the study, which is expected to continue through March 1998.

                  On August 1, 1996 CorBec entered into an agreement with a clinical laboratory services company to provide CorBec with clinical services. CorBec charged $1,000 and $5,000 to research and development expense related to this agreement for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively. Future commitments under this agreement as of June 30, 1997 are $45,000 and will be incurred over the course of the study. The term of this agreement commenced on August 1, 1996 and will automatically renew for successive one-year terms, terminating at the conclusion of the testing protocol.

                  CorBec has incurred negative cash flows from operations since its inception, and has expended, and expects to continue to expend in the future, substantial funds to continue its research and development programs. CorBec's existing capital resources without additional financings, will not be adequate to fund its capital requirements through June 30, 1998. CorBec's future capital requirement and the adequacy of available funds will depend on many factors, primarily related to its research and development activities, including its pharmaceutical discovery and development programs, the magnitude and scope of these activities, progress with pre-clinical studies and clinical trials, the costs involved in preparing, filing, prosecuting, maintaining, and enforcing patent claims and other intellectual property rights, competing technological and market developments, changes in existing collaborative research relationships and strategic alliances, the ability of CorBec to establish additional collaborative arrangements for product development, the cost of manufacturing, scale-up and developing effective marketing activities and arrangements and the ability of CorBec to obtain long-term financing. To the extent that funds generated from CorBec's operations, together with its existing capital resources and the net proceeds of future private offerings and the interest earned thereon, are insufficient to meet current or planned operating requirements, it is likely that CorBec will seek to obtain additional funds through other equity or debt financing, collaborative or other arrangements with corporate partners and others, and from other sources. There can be no assurance that additional financing will be available when needed or on terms acceptable to CorBec. If adequate additional funds are not available for these purposes or otherwise, CorBec may be required to delay, scale back, or eliminate certain of its research and development activities or certain other aspects of its business or attempt to obtain funds through collaborative arrangement that may require CorBec to relinquish some or all of its rights to certain of its intellectual property, product candidates, or products. If adequate funds are not available, CorBec's business, financial condition, and results of operations will be materially and adversely affected.

                        PROPOSAL TO AMEND THE COMPANY'S
                         CERTIFICATE OF INCORPORATION
                    TO AUTHORIZE A CLASS OF PREFERRED STOCK

                  The Board of Directors of the Company has adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation authorizing a class of 5,000,000 shares of Preferred Stock, par value $.0001.

                  The authority of the Board of Directors to issue shares of Preferred Stock as a series having rights and privileges which can be geared by the Board to the interests or the needs or circumstances of potential sellers and or licensors will provide the Company with a flexibility which should prove helpful in consummating acquisitions or licenses in addition to the proposed acquisitions. The Company's Certificate of Incorporation currently does not provide for a class of Preferred Stock.

PREFERRED STOCK

                  The proposed amendment would authorize the Board of Directors of the Company, without action by the shareholders, to issue shares of Preferred Stock in one or more series and, within certain limitations, to determine the voting rights (including the right to vote as a series on particular matters), preferences as to dividends and in liquidation, conversion, redemption and other rights of each such series. The Board of Directors could issue a series with rights more favorable with respect to dividends, liquidation and voting than those held by the holders of any class of Common Stock.

                  The authority of the Board to issue the Preferred Stock could have the effect of discouraging attempts to obtain control of the Company by means of merger, tender offer, proxy contests or otherwise or could delay and make more costly any such attempt. The voting and conversion rights provided to such shares could adversely affect the voting power of the holders of Common Stock. There are presently no agreements or understandings with respect to the issuance of, and the Board of Directors has no intention to issue any, shares of Preferred Stock or adopt a shareholder rights plan.

                  The substance of this proposed amendment to the Certificate of Incorporation of the Company is contained in Annex A.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE A CLASS OF PREFERRED STOCK.

                        PROPOSAL TO AMEND THE COMPANY'S
                         CERTIFICATE OF INCORPORATION
                         TO CHANGE THE COMPANY'S NAME

                  The Board of Directors of the Company has adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation, changing the name of the Company to "InKine Pharmaceutical Company, Inc."

CHANGE OF NAME

                  The Board of Directors believes that the Company's current name is associated with the Company's plant product discovery activities and, in view of the change in the Company's focus, the adoption of the name "InKine Pharmaceutical Company, Inc." will differentiate the Company's business and operations going forward. The Board therefore believes that adoption of a new name would be desirable and that the amendment, if approved, will enhance the Company's efforts to change the focus of its operations from the discovery and development of new pharmaceutical compounds identified and isolated from plants located principally in the Commonwealth of Independent States to the acquisition and development of proprietary rights to pharmaceutical drug and platform technologies under development.

                  The substance of this proposed amendment to the Certificate of Incorporation of the Company is contained in Annex A.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME.

                     PRICE RANGE OF COMPANY'S COMMON STOCK


                  Panax's Common Stock has traded on the Nasdaq SmallCap Market since January 1995. The following table sets forth by fiscal quarter the range on the Nasdaq of high and low closing bid prices of the outstanding Common Stock of Panax for the period from April 1, 1996 through June 30, 1997.



     Period                               Low             High
     ------                               ---             ----
4/1/96 - 6/30/96                          $.72           $1.63
7/1/96 - 9/30/96                           .50            .875
10/1/96 - 12/31/96                         .44             .69
1/1/97 - 3/31/97                           .63            3.25
4/1/97 - 6/30/97                          1.75            2.72





                  Dividend Policy. Panax has not paid cash dividends on its Common Stock since its inception and does not intend to pay any dividends on its Common Stock in the foreseeable future.

                   PROPOSAL TO APPROVE THE AMENDMENT TO THE
                            1993 STOCK OPTION PLAN


GENERAL

                  Shareholders are being asked to approve an amendment to the Company's 1993 Stock Option Plan, which as amended in December 1996 relates to 800,000 shares of Common Stock, (the "1993 Plan"), to increase to 4,200,000 the number of shares subject to the 1993 Plan. The following description of the 1993 Plan is qualified in its entirety by reference to the 1993 Plan, a copy of which is attached as Annex B.

                  As of June 30, 1997 options with respect to 30,700 shares have been exercised and options with respect to 1,394,500 shares are outstanding, including options with respect to 594,500 shares which have been granted subject to the approval by the shareholders of the Company of the proposed amendment (the "Subject-to Options"). See "Executive Compensation" and "Proposal to Amend the Company's Certificate of Incorporation." The closing price of a share of Common Stock on the Nasdaq SmallCap Market on September ___, 1997 was $2.09375.

                  The Subject-to Options were granted to the extent of 194,500 shares to Dr. Williams and to the extent of 400,000 shares to Amercom Funding Ltd. ("Amercom") as a consultant. See "Proposed Acquisitions - Summary" and "Executive Compensation" for terms of the options. In the event that the proposal is not approved at this meeting and the Company plans to amend the Subject-to Options granted to Amercom to permit their exercise upon the filing and effectiveness of a registration statement on Form S-8 registering the options under the Securities Act of 1933. As to the Subject-to Options granted to Dr. Williams, which are not exercisable prior to shareholder approval of the amendment, the Company in the event of nonapproval, plans to submit the proposal to the next meeting of shareholder for approval. The Company, however, plans to make available for his Subject-to-Options such additional shares as become available under the Plan as a result of the termination or cancellation of previously granted options

                  The 1993 Plan provides for the grant of options to purchase Common Stock to Directors of the Company, employees of the Company or its subsidiaries and non-employee consultants and advisors who render bona fide services to the Company or its subsidiaries. Options granted under the 1993 Plan may be incentive stock options (as defined in the Code) or non-qualified stock options.

                  The Board of Directors believes that the Company's future success depends upon its ability to attract and retain the highest caliber personnel and to use their capabilities to the fullest extent possible by encouraging their dedication to the Company's interest and welfare through an opportunity to acquire a proprietary interest in the Company. The Board believes that one of the best ways to provide such opportunities is by means of stock options granted under the 1993 Plan.

ADMINISTRATION AND SUMMARY OF THE 1993 PLAN

                  The 1993 Plan is administered by the Board of Directors or a committee appointed and maintained by the Board (the "Plan Administrator"), which must consist of at least three members who shall serve at the pleasure of the Board. The Plan Administrator currently is a Committee consisting of Dr. Taffy James Williams and Messrs. Bernard Nagelberg and J.R. LeShufy, current officers and Directors of the Company. If the proposed CorBec and Sangen acquisitions are consummated, the Board will reconstitute the Committee to include Dr. Weisbach and Mr. Sangaro. See "Proposal to Amend the Company's Certificate of Incorporation.

                  The Board or the Plan Administrator has full power and authority: (i) to designate participants; (ii) to designate Options or any portion thereof as ISOs; (iii) to determine the terms and provisions of respective Option Agreements (which need not be identical) including, but not limited to, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iv) to accelerate the right of an optionee to exercise in whole or in part any previously granted Option; and (v) to interpret the provisions and supervise the administration of the Plan.

                  The Board or the Plan Administrator also has the authority to grant Options in its discretion to the holder of an outstanding Option, in addition to or in exchange for the surrender and cancellation of the outstanding Option, which additional or new Option may have a purchase price lower than provided in the outstanding Option and containing such other terms and conditions as the Board or the Plan Administrator may prescribe in accordance with the provisions of the Plan.

                  All decisions and selections made by the Board or the Plan Administrator pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or Plan Administrator shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or Plan Administrator relating to any Option to be granted to that member. Any decision reduced to writing and signed by a majority of the members who are authorized to make such decision shall be fully effective as if it had been made by a majority at a meeting duly held.

                  The purchase price of each share subject to an ISO shall not be less than 100% (or 110%, if at the time of grant the optionee owns, directly or indirectly, more than 10% of the combined voting power of all classes of stock of the Company or of any subsidiary of the Company) of the Fair Market Value of such share (as defined in the 1993 Plan) on the date the ISO is granted. The purchase price of each share subject to an Option or any portion thereof which is not designated by the Board or Committee as an ISO shall not be less than the Fair Market Value of such share on the date the Option is granted or the par value of the Company's Stock.

                  The Fair Market Value of a share shall be the closing sales price on the date of grant of the Common Stock on a national securities exchange or, if not listed on an exchange, on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, the average closing sales price for such period (not longer than 30 days) immediately preceding the date of grant as the Board or the Plan Administrator deems reasonable in the circumstances giving consideration to the volume of trading in the shares. If the shares are traded in the over-the-counter market but not listed or admitted on NASDAQ, the Fair Market Value shall be the mean between the high bid and low-asked prices as quoted by the National Quotation Bureau, Inc. on the OTC Bulletin Board for such date or period.

                  The option price shall be payable upon the exercise of the Option in cash, by check, or, at the option of the Board or the Committee, in shares of the Company's stock (valued at their Fair Market Value) or other form satisfactory to the Board or the Committee. The proceeds of the sale of the Stock subject to an Option are to be added to the general funds of the Company and used for its corporate purposes.

                  The Option Agreement sets forth the terms of the Option, including the period during which it must be exercised, except that no Option may be exercisable after the expiration of 10 years from the date of grant or, if granted to a person who owns more than 10% of the voting stock of the Company at the time of grant, after the expiration of five years from the date of grant.

                  Options granted under the Plan shall not be transferable by optionees other than by will or the laws of descent and distribution, and during an optionee's lifetime shall be exercisable only by that optionee.

                  Options granted to the Company's employees or directors may not be exercised after the termination of the term of employment of the employee or, if the optionee is a non-employee director, after service as a director, unless (i) prior to the date of termination of employment or service, the Board or the Plan Administrator authorizes, in the relevant Option Agreement or otherwise, an extension of the term of all or part of the Option beyond the date of such termination for a period not to exceed the period during which the Option by its terms would otherwise have been exercisable, (ii) termination of employment of the optionee is without cause, in which event any Option still in force and unexpired may be exercised within a period of 90 days from the date of such termination, but only with respect to the number of shares purchasable at the time of such termination, or (iii) termination is the result of death or disability, in which event any Option still in force and unexpired may be exercised in whole or in part without regard to the installment exercise provisions of the Option, within a period designated in the Option Agreement, but not less than 60 days from the date of termination. An Option held by a consultant or advisor may by its terms permit its exercise beyond the date of the consultancy period but not beyond the term of that option. An Option held by a non-employee consultant or advisor which is still in force and unexpired on the date of such person's death may be exercised by such person's legal representative in whole or in part without regard to the installment exercise provisions of the Option, within a period designated in the Option Agreement, but not less than 60 days from the date of death.

                  Optionees are protected against dilution, and appropriate changes will be made to the aggregate number and kind of shares available under the 1993 Plan and those subject to each outstanding option and to the exercise prices, in the event of a stock dividend, recapitalization, stock split, merger, consolidation, combination, exchange of shares or the like.

                  The Board of Directors may, from time to time, adopt amendments to the 1993 Plan. The 1993 Plan may be suspended or terminated at any time by the Board, but such action shall not affect options previously granted. In the event an option, for any reason, expires or terminates unexercised, the shares subject to such option may again become available for option under the 1993 Plan. Unless sooner terminated, the 1993 Plan will terminate in February 2003 after which no further options will be granted under the 1993 Plan, but outstanding options at the date of termination will not be canceled by such termination.

FEDERAL INCOME TAX TREATMENT

                  Non-Qualified Stock Options

                  The following is a general summary of the federal income tax consequences under current tax law of non-qualified stock options
("Non-Qualified Options"). This summary does not purport to cover all of the special rules, including the state or local income or other tax consequences, inherent in the ownership and exercise of Non-Qualified Options and the ownership and disposition of the underlying shares.

                  An individual who receives a Non-Qualified Option will not recognize any taxable income upon the grant of such Non-Qualified Option. In general, upon exercise of a Non-Qualified Option, an individual will recognize ordinary income in an amount equal to the excess (at the time of exercise) of the fair market value of the shares of Common Stock received over the aggregate exercise price. However, if the individual is an executive officer or Director of the Company or the beneficial owner of more than ten percent of any class of equity securities of the Company, the timing of recognition of income (and the determination of the amount thereof) under certain circumstances possibly may be deferred for a period following the exercise of a Non-Qualified Option (the "Deferral Period"), unless the individual files a written election with the IRS, within 30 days after the date of exercise, to include in income the excess (on the date of exercise) of the fair market value of the shares of Common Stock received over the aggregate exercise price.

                  An individual's tax basis in the shares of Common Stock received upon the exercise of a Non-Qualified Option for cash paid on exercise, plus the amount of ordinary income recognized by the optionee upon the exercise of such option. The holding period for such shares would begin just after the receipt of such shares or, in the case of an executive officer, Director or beneficial owner of more than ten percent of any class of equity securities of the Company, just after the expiration of the Deferral Period, if any (unless the individual elected to be taxed as of the date of exercise). A deduction for federal income tax purposes will be allowed to the

Company in an amount equal to the ordinary income included by the optionee, provided that such deduction constitutes an ordinary and necessary business expense to the Company and is reasonable in amount and the limitations of
Section 162(m) of the Code do not apply.

                  If an individual exercises a Non-Qualified Option by delivering other shares of Common Stock, the individual will not recognize gain or loss with respect to the exchanged shares, even if their then fair market value is different from the individual's tax basis in such shares. The individual, however, will be taxed as described above with respect to the exercise of the Non-Qualified Option as if the individual had paid the exercise price in cash, and the Company generally will be entitled to an equivalent tax deduction. Provided the individual receives a separate identifiable stock certificate therefor, the individual's tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to the individual's tax basis in the shares surrendered and the individual's holding period for such number of shares received will include the individual's holding period for the shares surrendered. The individual's tax basis and holding period for the additional shares received on exercise of a Non-Qualified Option paid for, in whole or in part, with shares of Common Stock will be the same as if the individual had exercised the Non-Qualified Option solely for cash.

                  Incentive Stock Options

                  The following is a general summary of the federal income tax consequences under current tax law of incentive stock options. It does not purport to cover all of the special rules, including special rules relating to optionees subject to Section 16(b) of the Exchange Act, and the exercise of an option with previously acquired shares or the state or local income or other tax consequences inherent in the ownership and exercise of incentive stock options and the ownership and disposition of the underlying shares.

                  An optionee will not recognize taxable income for federal income tax purposes upon the grant of an incentive stock option. In the case of an incentive stock option, no taxable income is recognized upon exercise of the option. If the optionee disposes of the shares of Common Stock acquired pursuant to the exercise of an incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares of Common Stock to the optionee, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a compensation deduction. However, if the optionee fails to hold such shares of Common Stock for the required period, the optionee would realize ordinary income on the excess of the fair market value of the Common Stock at the time the option was exercised over the exercise price (with the balance, if any, being long-term capital gain, provided that the holding period for the shares exceeded one year and the optionee held such shares as a capital asset at such time), and the Company will generally be entitled to deduct such amount, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable in amount and the limitations of Section 162(m) of the Code do not apply. In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an incentive stock option, the excess of the fair market value of the shares over the exercise price thereof is a tax preference item. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to the incentive stock option preference (and other deferral preferences) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent it is not used, it is carried forward.

                  Section 162(m)

                  Section 162(m) of the Code precludes a public corporation from taking a tax deduction for certain compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid executive officers. This limitation, however, does not apply to certain performance-based compensation. Under Section 162(m) of the Code and the regulations adopted by the IRS to implement such section, the Company believes that any compensation expense derived from the exercise of stock options granted under and pursuant to the 1993 Plan will be deductible by the Company for federal income tax purposes to an exemption for performance-based plans.

                  As a result of the Taxpayer Relief Act of 1997, long term capital gains on shares held for more than 12 months will be subject to a 28% maximum rate unless held for more than 18 months in which event they will be subject to a 20% maximum rate.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1993 STOCK OPTION PLAN.

                            PROPOSAL TO APPROVE THE
                       1997 CONSULTANT STOCK OPTION PLAN

GENERAL

                  The Board of Directors has adopted, subject to approval of the shareholders, the 1997 Consultant Stock Option Plan, a copy of which is attached hereto as Annex C (the "Consultant Plan"). The Consultant Plan provides for the grant to non-employee consultants and advisors to the Company and its subsidiaries, of options to acquire up to 2,500,000 shares of Common Stock.

                  As of June 30, 1997, options were granted to consultants to purchase an aggregate of 750,000 shares. The options are to be deemed subject to the Consultant Plan in connection with the Purgative Product License entered into in February 1997. If such Plan is approved by the shareholders, the options were granted to the co-licensors of the Purgative Product - for 450,000 shares to Dr. Craig Aronchik and 150,000 shares to each of Dr. William Lipshutz and Dr. Scott Wright. See "Proposed Acquisitions--Business of the Company." In addition, the Company has agreed to grant options to other consultants which are to be subject to the Consultant Plan if it is approved by shareholders with respect to an additional 820,000 shares under the Plan upon consummation of proposed acquisitions. See "Proposed Acquisitions -- Business of CorBec" and "-- Business of Sangen".

                  If the Consultant Plan is not approved, the options described in the preceding paragraph will remain outstanding and the Company will be obligated to register under the Securities Act of 1933, as amended, the shares subject to the options on a Form S-8 Registration Statement.

                  In view of the Company's limited resources and the desirability of attracting and motivating qualified scientific, technical and professional persons who are available only on a part time basis to provide their technical and professional advice to the Company, the Company believes that a separate option plan dedicated to consultants and advisors will prove helpful in attracting and rewarding such persons.

                  The terms and administration of the Consultant Plan are materially the same as those of the 1993 Stock Option Plan except that (i) the exercise price of the options shall be determined by the Board or the Plan Administrator subject to the only limitation that it may not be less than par value and (ii) under the current provisions of the Internal Revenue Code, options granted under the Consultant Plan under current provisions of the Internal Revenue Code cannot qualify as an ISO.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE COMPANY'S 1997 CONSULTANT STOCK OPTION PLAN.

                            EXECUTIVE COMPENSATION

                  The following table sets forth the compensation paid or accrued by the Company during the fiscal years ended June 30, 1997, 1996 and 1995 to the Company's Chief Executive Officer and President (and the only other executive officer who received compensation in excess of $100,000 during any of the three years).


                                                                Annual Compensation

                                                                                                    Securities
                                     Year         Salary       Bonus      Other Compensation    Underlying Options
Taffy James Williams,                1997         185,000      22,500                                 540,000(3)
President and CEO                    1996         165,833       8,250          16,600(2)               60,000
                                     1995(1)       11,975                                             100,000
Robert Krell,                        1997         123,400                                              10,000
Executive Vice President(4)          1996          53,000                                              60,000

(1)      Dr. Williams entered the Company's employ on June 5, 1995.

(2) Represents a nonaccountable expense allowance equal to 10% of the base salary through June 5, 1996.

(3)      See "Proposed Acquisitions - Summary".

(4) Mr. Krell entered the Company's employ in 1996 and resigned effective May 9, 1997.

                  Dr. Williams, President and Chief Executive Officer of the Company is employed pursuant to a three year agreement, dated June 4, 1995, providing for his full time employment at an annual salary of $165,000 for the first year with the salary for each of the following years of the term to be determined by the Board of Directors but to be not less than the salary for the preceding 12-month period. The Board of Directors increased Dr. Williams' salary in June 1996 to an annual rate of $185,000. The agreement may be terminated by Dr. Williams either upon six months prior notice, or in the event of a default by the Company upon 30 days prior notice if the default remains uncured, or by the Company either upon three days prior notice with the Company obligated for additional salary for a four month period or immediately upon cause.

                  If the proposed acquisition of Sangen is consummated (see "Proposed Acquisitions -Summary" and "--Interests of Certain Persons with respect to the Proposed Acquisitions"), Dr. Williams and Dr. Jacob, currently a consultant to the Company and Chief Executive Officer and sole director and stockholder of Sangen, will each enter into employment agreements with the Company.

                  The Company will enter into a three-year employment agreement with Dr. Jacob under which he will serve as Chairman of the Board and Chief Executive Officer of the Company at an annual base salary of $225,000 for the first year with annual increases as determined by the Board of Directors for subsequent years[; the increases are to reflect no less than the increase in the Consumer Price Index. In addition, Dr. Jacob will receive an annual bonus, as declared by the Board of Directors, with the bonus for the first year to be no less than $56,250.

                  In addition, the Company and Dr. Williams will enter into a three-year employment agreement, pursuant to which he will serve as President and Chief Operating Officer of the Company at an annual base salary of $200,000 for the first year, with annual increases as determined by the Board of Directors for subsequent years; the increases are to reflect no less than the increase in the Consumer Price Index. In addition, Dr. Williams will receive an annual bonus, as declared by the Board of Directors, with the bonus for the first year to be no less than $34,000. See "Proposed Acquisition - Summary" for information as to the issuances of a ten year option to Dr. Williams under the 1993 Stock Option Plan to purchase the greater of 500,000 shares or 5% of the "Fully Diluted Capitalization" of the Company and issuance, upon consummation of the proposed Sangen Acquisitions to Dr. Jacob of a [ten year] warrant to purchase 1,200,000 shares of Common Stock and, if applicable, a ten-year option to purchase such number of shares as equals the difference between 1,200,000 shares of Common Stock or 7 1/2% of the Fully Diluted Capitalized of the Company, each exercisable commencing with the date of the acquisition of Sangen.

                  The Company's agreements with each of Drs. Williams and Jacob shall continue for the three year period unless terminated by either party on written notice of not less than 30 days. Each employment agreement may be terminated by the Company with or without "cause". In the event the Company terminates the officer's employment other than for cause, the Company is required to pay as severance (i) if termination occurs during the first year, a lump sum payment equal to one year's salary based on the annual rate in effect on the date of termination; (ii) if termination occurs during the second year, a lump sum payment equal to one and one-half year's salary based on the annual rate in effect on the date of termination; or (iii) if termination occurs during the third year or thereafter, a lump sum payment equal to two year's salary based on the annual rate in effect on the date of termination. "Cause" is defined as conviction for a crime involving moral turpitude, material violation of a written directive of the Board of Directors, or willful misconduct which has a material adverse effect of the Company as determined by a majority of the Board including each independent director.

                  Under a Management Services Agreement dated December 31, 1993 and amended as of September 30, 1994, Amercom Funding Ltd. ("Amercom") has provided advice to the Company with respect to strategic planning, financial matters, merger and acquisition policies, executive employment and investor relations and the services as executive officers of Messrs. LeShufy and Nagelberg, currently officers and directors, and Messrs. Norman Eisner and David Zaretsky, former officers and directors, all four of whom are stockholders, officers and directors of Amercom, or comparable services or in the event any of the foregoing individuals is unable to perform such duties, a reasonably capable replacement, subject to the approval of a majority of the Company's directors. Each such officer may be required under the agreement to provide services for up to 20 hours per five consecutive business days and up to an aggregate of 75 hours per 20 consecutive business days. Amercom provided through February 1, 1995, the initial closing date of the public sale of the Company's Units, certain administrative services and executive offices and facilities in New York City.

                  For the period from February 1 through June 30, 1995, the year ended June 30, 1996 and through January 1, 1998 Amercom received and is to receive a monthly fee of $8,333. In November 1996, the Company agreed to issue to Amercom 165,441 shares of Common Stock in satisfaction of a fee of $112,500 for the year ended June 30, 1994 which was to be payable after, and subject to, the Company achieving net income for fiscal year of at least $500,000 as determined in accordance with generally accepted accounting principles.

                  The agreement which was to expire on February 1, 1998, was extended on January 3, 1997 for an additional two year period with the fee for the first year of the extended term to be $100,000 and the fee for the second year is a ten year option which is to be subject to the 1993 Stock Option
Plan to purchase commencing February 1, 1998, 175,000 shares of the Company's Common Stock at a price of $0.61 per share, representing the average of the closing sales prices of Common Stock of the Company on the Nasdaq SmallCap Market for the 30 consecutive trading day period commencing on the 45th trading day prior to January 3, 1997. The option also relates to 225,000 additional shares which are to become exercisable in the following amounts and after the following events related to the services of Amercom to relieve or reduce the Company's obligations under its sublease, which has a term ending in April 2000, of its facilities at 425 Park Avenue, New York, New York:
56,250 shares commencing on the date Amercom secures a return of the Company's $150,000 security obligation and up to 168,750 shares based on the date it secures a release of the Company from the sublease: all 168,000 shares if the release occurs on or prior to December 31, 1997; 112,500 shares if effected thereafter but not later than December 31, 1998; 56,250 shares if effected thereafter but not later than December 31, 1999 and no shares if the release is not secured by the latter date. If the amendment to the Plan is not approved by the shareholders, the options will remain outstanding and the Company intends to register the shares subject to the option.

                  Amercom and other affiliates of Messrs LeShufy, Nagelberg, Eisner and Zaretsky occupy a portion of the Company's facilities at 425 Park Avenue, New York City for which they reimburse the Company for the Company's costs for making available such space.

                  On June 24, 1997, the Company forgave a debt of $25,250 to Amercom in consideration of services in connection with the negotiations of the proposed Financing.

                  During the term of the Management Services Agreement, the Company will not pay any compensation or fees to Amercom or any officers, directors or affiliates of Amercom who are also officers, directors or affiliates of the Company except pursuant to the Management Services Agreement.

GRANTS AND EXERCISES OF OPTIONS

                  The following table reflects information with respect to options which have been granted under the Stock Option Plan to the executive officers named in the Summary Compensation Table, all current executive officers as a group, all non-executive officers as a group , and all employees as a group for the years ended June 30, 1997, 1996 and 1995.

                                 OPTION GRANTS

                                                                      % OF TOTAL OPTIONS
                                                                           GRANTED TO
                                            NUMBER OF SHARES              EMPLOYEES IN
                                        UNDERLYING OPTIONS GRANTED       FISCAL YEAR(2)     EXERCISE PRICE     EXPIRATION DATE
                                        --------------------------       --------------     --------------     ---------------
Years Ended June 30, 1997
     Taffy James Williams                       500,000(1)                     89.5%          $.61             1/3/2007
                                                   40,000                       7.2%          $.50             12/10/2006
     Robert Krell                                  60,000                       1.5%          $.50             9/2001

     All Current Executive
                  Officers as a Group             555,000                      99.4%          $.50-$.61        12/10/2006-1/3/2007
     All Current Non-Executive Officer
                  Directors as a Group               None                      None           None             None
     All Employees as a Group                     558,500                     100.0%          $1.50-$.75       12/10/2006-1/3/2007
Year Ended June 30, 1996
     Taffy James Williams                        60,000(1)                     41.0%          $0.875           6/15/2006
     Robert Krell                                  60,000                      41.0%          $1.00            9/2001
     All Current Executive
                  Officers as a Group             130,000                     100.0%          $.875-$1.00      4/8/2000-6/15/2006
     All Current Non-Executive Officer
                  Directors as a Group               None                      None           None             None
     All Employees as a Group                     146,000                     100.0%          $1.875-$1.25     4/8/2000-6/15/2006

Year ended June 30, 1995
     Taffy James Williams                         100,000                     100.0%          $1.125           6/8/2000
     All Current Executive
                  Officers as a Group             100,000                     100.0%          $1.125           6/8/2000
     All Current Non-Executive Officer
                  Directors as a Group               None                      None           None             None
     All Employees as a Group                     100,000                     100.0%          $1.125           6/8/2000


(1) See "Proposed Acquisitions -- Summary" and "Proposal to Amend Certificate of Incorporation to Increase Authorized Common Stock" for information as to terms of the option and possible increase of the amount.

(2) Does not include options granted to consultants as follows: during the year ended June 30, 1996 to purchase 15,000 shares at a price of $1.25 per share to Dr. Jacob and during the year ended June 30, 1997 to purchase 750,000 shares in connection with the Purgative Product License, and 400,000 shares to Amercom, all at a price of $.61 per share. See "Proposed Acquisitions -- Business of the Company" and "--General."

                  As of June 30, 1997 options have been exercised with respect to 30,700 shares of Common Stock. During the year ended June 30, 1997, options with respect to 30,000 shares were exercised by Mr. Robert Krell, who resigned May 9, 1997 an Executive Vice President and options with respect to 700 shares were exercised by a former non-executive employee for realized values of $76,900 and $1,500, respectively, based on the market prices on dates of exercise.

                  The following table sets forth the values of the options held by its Chief Executive Officer as of June 30, 1997. Mr. Krell resigned as an officer and employee of the Company on May 9, 1997.

                                 OPTION VALUES


Name                                        Number of Securities Underlying Options   Value of Unexercised in-the-Money Options (1)
                                              Exercisable     /     Unexercisable         Exercisable     /      Unexercisable
Taffy James Williams                            160,000                540,000             $180,000                 $772,000

All Current Executive Officers as a Group       172,334                546,666              188,000                  793,000

All Current Non-Executive Officer Directors
as a Group                                      172,334                546,666              188,000                  793,000

All Employees as a Group

(1) Based on the closing sales price for the Company's Common Stock on June 30, 1997 of 2.06.


                                    EXPERTS

                  The financial statements of Panax Pharmaceutical Company Ltd. as of June 30, 1997 and for the two-year period then ended and for the period from July 1, 1993 (commencement of operations) through June 30, 1997, audited by Richard A. Eisner & Company, LLP, independent auditors, have been included in this Prospectus in reliance upon their report appearing elsewhere herein, given upon the authority of said firm as experts in accounting and auditing. Reference is made to said report which includes an explanatory paragraph regarding the Company's ability to continue as a going concern.

                  The financial statements of CorBec Pharmaceuticals Inc. as of December 31, 1996 and 1995 and for the years ended December 31, 1996 and 1995 and for the period from inception (June 11, 1993) to December 31, 1996, included in this Proxy Statement have been audited by Arthur Andersen, LLP, independent public accountants, as indicated in their report with respect thereto and are included in reliance upon the authority of said firm as experts in giving said report. Reference is made to said report which includes an explanatory paragraph regarding the Company's ability to continue as a going concern.

                  A representative of Richard A. Eisner & Company, LLP, is expected to be present or available by telephone at the Meeting with an opportunity to make a statement to the shareholders if he or she desires to do so, and respond to appropriate questions.

                                 OTHER MATTERS

                  The Board of Directors does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than as set forth above. If any other matter should be presented properly, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their best judgment with respect to any such matter.

                  SHAREHOLDERS ARE URGED TO FORWARD THEIR PROXIES WITHOUT DELAY. A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

         INDEX TO UNAUDITED PRO FORMA AND AUDITED FINANCIAL STATEMENTS

                                                                          PAGE
                                                                         NUMBER
                                                                         ------
PANAX PHARMACEUTICAL COMPANY LTD.
---------------------------------

PRO FORMA UNAUDITED CONDENSED
                  BALANCE SHEET AT JUNE 30, 1997.......................... F-1
NOTES TO PRO FORMA UNAUDITED CONDENSED
                  BALANCE SHEET AT JUNE 30, 1997.......................... F-2
PRO FORMA UNAUDITED CONDENSED STATEMENT
                  OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 1997.......... F-3
REPORT OF INDEPENDENT AUDITORS............................................ F-5
BALANCE SHEET AS OF JUNE 30, 1997 ........................................ F-6
STATEMENTS OF OPERATIONS FOR YEARS ENDED
                  JUNE 30, 1997 AND JUNE 30, 1996 AND
                  FOR THE PERIOD JULY 1, 1993 (COMMENCEMENT
                  OF OPERATIONS) THROUGH JUNE 30, 1997.................... F-7
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                  (DEFICIENCY) FOR EACH OF YEARS ENDED
                  JUNE 30, 1997 AND JUNE 30, 1996 AND FOR THE PERIOD FROM
                  JULY 1, 1993 (COMMENCEMENT OF OPERATIONS) TO
                  JUNE 30, 1996........................................... F-8
STATEMENTS OF CASH FLOWS FOR YEARS ENDED
                  JUNE 30, 1997 AND JUNE 30, 1996 AND THE
                  PERIOD JULY 1, 1993 (COMMENCEMENT OF
                  OPERATIONS) THROUGH JUNE 30, 1997....................... F-9
NOTES TO FINANCIAL STATEMENTS............................................. F-10

CORBEC PHARMACEUTICALS, INC.
----------------------------

REPORT OF INDEPENDENT AUDITORS............................................ F-18
BALANCE SHEETS AS OF DECEMBER 31, 1996
                  AND DECEMBER 31, 1995................................... F-19
STATEMENTS OF OPERATION FOR THE YEARS ENDED
                  DECEMBER 31, 1996 AND DECEMBER 31, 1995
                  AND THE PERIOD FROM INCEPTION (JUNE 11, 1993)
                  TO DECEMBER 31, 1996.................................... F-20
STATEMENT OF STOCKHOLDERS' DEFICIT........................................ F-21
STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED
                  DECEMBER 31, 1996 AND DECEMBER 31, 1995
                  AND THE PERIOD FROM INCEPTION (JUNE 11, 1993)
                  TO DECEMBER 31, 1996.................................... F-22
NOTES TO FINANCIAL STATEMENTS............................................. F-23

BALANCE SHEET AS OF JUNE 30, 1997 (UNAUDITED)............................. F-27
STATEMENTS OF OPERATION FOR THE SIX MONTHS
                  ENDED JUNE 30, 1997 AND JUNE 30, 1996
                  AND FOR THE PERIOD FROM INCEPTION
                  (JUNE 11, 1993) TO JUNE 30, 1997 (UNAUDITED)............ F-28
STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS
                  ENDED JUNE 30, 1997 AND JUNE 30, 1996
                  AND FOR THE PERIOD FROM INCEPTION
                  (JUNE 11, 1993) TO JUNE 30, 1997 (UNAUDITED)............ F-29
NOTES TO FINANCIAL STATEMENTS............................................. F-30

SANGEN PHARMACEUTICAL COMPANY

BALANCE SHEET AS OF JUNE 30, 1997 (UNAUDITED)............................. F-31


-------------

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

                  PRO FORMA UNAUDITED CONDENSED BALANCE SHEET

                               AT JUNE 30, 1997


                  The following pro forma condensed balance sheet assumes the transactions indicated below will occur and reflects the transactions if they had occurred on June 30, 1997: (1) the acquisition of CorBec Pharmaceutical Inc. ("CorBec") for 750,000 shares of common stock and $750,000, (2) the acquisition of Sangen Pharmaceutical Inc. ("Sangen") for an option for 300,000 shares of common stock, (3) the issuance of 32 units at $250,000 per unit yielding net proceeds of $6,980,000, and (4) acquisition of certain technologies from Allegheny University ("TSP-1 Technology") for 125,000 shares of Common Stock and a license from AWL Partnership for the Purgative Product for $250,000. The acquisitions of CorBec and Sangen are accounted for as purchases in accordance with Accounting Principles Board Opinion No. 16. In the opinion of the management of Panax Pharmaceutical Company Ltd., all adjustments necessary to present fairly such pro forma balance sheet have been made.

                  The pro forma condensed balance sheet should be read in conjunction with the notes thereto, the financial statements of the Company, CorBec and Sangen and the related notes thereto, included elsewhere in this Proxy Statement. The pro forma condensed balance sheet is not necessarily indicative of what the actual financial position would have been had the transactions occurred at June 30, 1997 nor does it purport to represent the financial position of the Company.

                                                                         Pro Forma                     Pro Forma
                                                Historical               Adjustments                   Adjustments   Pro Forma
                                 -------------------------------------      for                           for         Balance
                                     Panax        CorBec     Sangen     Acquisitions    Subtotal       Financing       Sheet
                                 ------------   ----------  ----------  ------------   -----------     ----------   -----------
                                               (unaudited) (unaudited)                 (unaudited)                  (unaudited)
Current assets:
   Cash and cash equivalents.... $   101,000    $  335,000   $1,000(4)  $   (20,000)
                                                                   (5)     (750,000)
                                                                   (8)     (150,000)     (483,000)(6)   7,200,000     6,717,000
   Investments to be held to
     maturity...................   1,075,000                                            1,075,000                     1,075,000
   Prepaid expenses and other
     current assets.............      25,000        12,000                                 37,000                        37,000
                                 ------------   ----------  -------     -----------   -----------                     ---------

          Total current assets .   1,201,000       347,000    1,000        (920,000)      629,000       7,200,000     7,829,000

Equipment, net..................      30,000                                               30,000                        30,000
Deferred assets.................     304,000                       (1)      (54,000)
                                                                   (5)      (30,000)      220,000 (6)    (220,000)
Other assets....................     250,000                       (8)      150,000       400,000                       400,000
                                 ------------   ----------  -------     -----------   -----------       ---------     ---------

          TOTAL.................   1,785,000       347,000    1,000        (854,000)    1,279,000       6,980,000     8,259,000
                                 ============   ==========  =======     ===========   ===========       =========     =========

Current liabilities:
   Accounts payable and other
     accrued expenses........... $   186,000                                              186,000                       186,000
                                 ------------                                         -----------                     =========




                                      F-1


Redeemable convertible
  preferred stock...............                 2,650,000         (5)   (2,650,000)            0                             0
                                               -----------              -----------

Stockholders' equity (deficit):
   Common stock and additional
     paid-in capital............   5,841,000        19,000    1,000(1)      623,000
                                                                   (2)      503,000
                                                                   (3)      313,000
                                                                   (5)      (19,000)
                                                                   (5)    1,875,000
                                                                   (7)      945,000
                                                                   (9)    1,701,000    11,802,000 (6)   6,980,000    18,782,000

   Unearned portion of                                             (9)   (1,701,000)
     compensatory stock/warrants    (214,000)                      (2)     (243,000)   (2,158,000)                   (2,158,000)

   Deficit accumulated during
     the development stage......  (3,992,000)   (2,322,000)        (1)     (677,000)
                                                                   (2)     (260,000)
                                                                   (3)     (313,000)
                                                                   (4)      (20,000)
                                                                   (5)    2,322,000
                                                                   (5)   (2,308,000)
                                                                   (7)     (945,000)   (8,515,000)                   (8,515,000)
   Treasury Stock                    (36,000)                                             (36,000)                      (36,000)
                                 ------------   ----------  -------     -----------   -----------                     ---------

          Total stockholders'
            equity (deficit).....  1,599,000    (2,303,000)   1,000       1,796,000     1,093,000       6,980,000     8,073,000
                                 ------------   ----------  -------     -----------   -----------       ---------     ---------

          TOTAL.................   1,785,000       347,000    1,000        (854,000)    1,279,000       6,980,000     8,259,000
                                 ============   ==========  =======     ===========   ===========       =========     =========

                      PANAX PHARMACEUTICAL COMPANY, LTD.
                         (a development stage company)

             NOTES TO PRO FORMA UNAUDITED CONDENSED BALANCE SHEET
                              AS AT JUNE 30, 1997


(1) Reflects acquisition of Sangen, for 300,000 options issued at an exercise price of $.61 per share (estimated fair value $624,000) and costs of $54,000. The excess of the cost over the estimated fair value of the net assets of Sangen is treated as purchased research and development and charged to expense immediately. Technological feasibility of the purchased in-process research and development has not yet been established and the technology has no alternative uses.

(2) Reflects the estimated fair value of 295,000 options to be issued to consultants of Sangen for TSP-1 technology and CorBec. The Company has immediately charged operations for $260,000 for options that vest immediately and the remaining $243,000 will be charged to operations over the three year term of the consulting agreements.

(3) Reflects the issuance of 125,000 shares of common stock at an estimated market price of $2.50 per share to Allegheny University for certain technology rights which has been charged to expense immediately. Technological feasibility of the technology rights has not yet been established and the technology has no alternative uses.

(4) Reflects the obligations of the Company for payment of patent costs incurred by Allegheny University prior to completion of the acquisition of technology rights.

(5) Reflects the acquisition of common and preferred stock of CorBec at a cost of $2,655,000 (750,000 shares of common stock, $750,000 in cash and costs of $30,000). In addition, cash payments in the aggregate amount of $16,580,000 and issuances of an aggregate of 720,000 shares of Common Stock are to be made upon the achievement, if any, of milestones and targets, as defined. The excess of cost over the estimated fair value of the net assets of CorBec of $2,308,000 is treated as purchased research and development and expensed immediately. Technological feasibility of the purchased in-process research and development has not yet been established and the technology has no alternative uses. CorBec preferred stock will be converted to common stock immediately prior to the acquisition.

(6) Reflects the issuance of 32 units, each unit consisting of 125,000 shares of Common Stock, and 25,000 Class A Redeemable Common Stock Purchase Warrants at $250,000 per unit, yielding net proceeds of $6,980,000 after offering costs and placement agent fees aggregating $1,020,000 ($220,000 paid as at June 30, 1997).

(7) Reflects the recognition of compensation expense ($945,000) for the difference between the fair value of the underlying common stock and the exercise price of 500,000 options issued to the President and Chief Operating Officer. The option provides that the shares become exercisable at the initial closing date.

(8) Consideration of $250,000 in cash (of which $100,000 was prepaid) for the ALW License of the purgative product the $150,000 is payable upon consummation of a financing of $2,000,000 by November 14, 1997. In addition, options for 500,000 shares of common stock will be granted upon the achievement of certain development and sales milestones.

(9) Reflects the recognition of unearned compensation of $(1,701,000) for the difference between the underlying common stock (estimated at $2.50 per share) and the exercise price of 900,000 options to be issued to the new Chairman of the Board and Chief Executive Officer. The option is to provide that the shares become exercisable at the initial closing date with up to a maximum of 900,000 shares repurchaseable by the Company at the exercise price under certain circumstances as defined if employment is terminated during the three year employment period; such right however to expire at the rate of 25,000 shares for each month of employment.

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

             PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED JUNE 30, 1997


                  The following pro forma condensed statement of operations reflects the recurring operations on the assumption that the acquisitions of CorBec Pharmaceutical Inc. ("CorBec") and Sangen Pharmaceutical Inc. ("Sangen") will occur and reflects such transactions as if they had occurred on July 1, 1996. The acquisitions of CorBec and Sangen have been accounted for as purchases in accordance with Accounting Principles Board Opinion No. 16. In the opinion of management of the Company, all adjustments necessary to present fairly such pro forma statements of operations have been made. The historical financial data represents operations for the twelve months ended June 30, 1997.

                  This pro forma condensed statement of operations should be read in conjunction with the notes thereto, the financial statements of the Company and CorBec and the related notes thereto. The pro forma condensed statements of operations are not necessarily indicative of what the actual results of operations would have been had the transactions occurred at July 1, 1996 nor do they purport to indicate the results of future operations.


                                                                  Pro Forma
                                                                   Results
                           Historical (1)           Pro Forma        of
                        Panax     CorBec(2)        Adjustments    Operations
                                  ---------        -----------    ----------
                                 (unaudited)                      (unaudited)
Costs and expenses:
   Research and
     development . . .  $  743,000   $679,000 (3)      58,000
                                              (5)      65,000
                                              (6)     225,000
                                              (7)      30,000      1,815,000
   General and
     administrative. .   1,011,000    137,000 (3)      23,000
                                              (4)     567,000
                                              (5)      52,000      1,775,000
                        ----------   --------      ----------      ---------

          Total. . . .   1,754,000    816,000       1,020,000      3,590,000

Interest (income) .       (104,000)    (9,000)                      (113,000)
                        ----------   --------      ----------      ----------

PRO FORMA LOSS . . . .   1,650,000    807,000       1,020,000      3,477,000
                        ==========   ========      ==========      =========

Pro forma loss per
   share . . . . . . .       $0.51                                     $0.43(8)
                        ==========                                 =========

Pro forma weighted
   average shares
   outstanding . . . .   3,259,640            (9)     125,000
                        ==========
                                             (10)     750,000
                                             (11)   4,000,000      8,134,540
                                                                   =========


(1)  Does not include the operations of Sangen since they were not material.
(2) Based on management's internal financial statements for the twelve months ended June 30, 1997.
(3)  To record amortization of fair value of options granted to consultants.
(4) To record amortization of fair value of options granted to the new Chairman of the Board and Chief Executive Officer.
(5) To record additional consulting fees to be paid to consultants to Sangen for TSP-1 Technology and CorBec.
(6) To record additional contractual funding research for TSP-1 Technology and the CorBec Technology. In addition, the Company is also required to fund at least $1,000,000 of additional research in furtherance of the development of the Purgative Product over the course of two years commencing following completion of the financing.
(7) To record additional amortization of fair value of options granted for consulting services in connection with ALW license and amortization of ALW license.

(8) The net loss and pro forma loss per share does not reflect the excess of cost over the estimated fair value of the net assets of CorBec and Sangen aggregating $2,985,000, which is a nonrecurring charge directly attributed to the transaction and is treated as purchased research and development expense which will be expensed in the period the acquisition will be consummated.
(9) Represents the issuance of 125,000 shares of Common Stock to Allegheny University for certain technology rights.
(10) Represents the issuance of 750,000 shares of Common Stock in connection with the CorBec acquisition.
(11) Represents the issuance of 4,000,000 shares of Common Stock in connection with a proposed financing.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Stockholders
Panax Pharmaceutical Company Ltd.
New York, New York


                  We have audited the accompanying balance sheet of Panax Pharmaceutical Company Ltd. (a development stage company) as at June 30, 1997, and the related statements of operations, changes in stockholders' equity (deficiency) and cash flows for each of the years in the two-year period ended June 30, 1997 and for the period July 1, 1993 (commencement of operations) through June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                  In our opinion, the financial statements enumerated above present fairly, in all material respects, the financial position of Panax Pharmaceutical Company Ltd. at June 30, 1997, and the results of its operations and its cash flows for each of the years in the two-year period ended June 30, 1997 and for the period July 1, 1993 (commencement of operations) through June 30, 1997 in conformity with generally accepted accounting principles.

                  The accompanying financial statements have been prepared assuming that the Company will continue as going concern. As discussed in Note A to the financial statements, the Company has sustained recurring losses from operations and will require additional financing. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Richard A. Eisner & Company, LLP

New York, New York
July 24, 1997

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

                                 BALANCE SHEET

                              AS AT JUNE 30, 1997


                                  A S S E T S

Current assets:
   Cash and cash equivalents (Note B[3]) ................................................... $  100,859
   Investments to be held to maturity (Note C) .............................................  1,074,738
   Prepaid expenses and other current assets (including $8,221 prepaid to affiliates) ......     25,003
                                                                                             ----------
          Total current assets .............................................................  1,200,600
                                                                                             ----------

Equipment: (Note B[1])
   Testing equipment .......................................................................    113,434
   Computer equipment ......................................................................     15,872
                                                                                             ----------
                                                                                                129,306
   Less accumulated depreciation ...........................................................     99,323
                                                                                             ----------
                                                                                                 29,983
                                                                                             ----------

Restricted certificate of deposit (Note G[3]) ..............................................    150,000
Deferred assets (Note I) ...................................................................    304,000
Other assets (Note I) ......................................................................    100,000
                                                                                             ----------
           Total other assets ..............................................................    554,000
                                                                                             ----------


          T O T A L ........................................................................ $1,784,583
                                                                                             ==========

                             L I A B I L I T I E S

Current liabilities:
   Accounts payable and other accrued expenses ............................................. $  186,390
                                                                                             ----------

Commitments (Note G)

                                         STOCKHOLDERS' EQUITY
                                             (NOTE F)

Common stock, $.0001 par value; authorized 10,000,000
   shares; issued 3,373,027 shares.........................................................         337
Additional paid-in capital.................................................................   5,760,119
Unearned portion of compensatory stock options/warrants ...................................    (133,268)
Deficit accumulated during the development stage...........................................  (3,992,351)
Less common stock held in treasury (16,515 shares) ........................................     (36,644)
                                                                                           ------------
          Total stockholders' equity.......................................................   1,598,193
                                                                                            -----------

          T O T A L........................................................................ $ 1,784,583
                                                                                            ============






     Attention is directed to the foregoing accountants' report and to the accompanying notes to the financial statements.

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

                            STATEMENTS OF OPERATIONS



                                                                                               PERIOD FROM
                                                                                               JULY 1, 1993
                                                                                              (COMMENCEMENT OF
                                                         YEAR ENDED        YEAR ENDED       OPERATIONS) THROUGH
                                                        JUNE 30, 1997     JUNE 30, 1996        JUNE 30, 1997
                                                        -------------     -------------       --------------

Costs and expenses:

   Research and development........................        $ 742,539          $644,051            $ 1,907,981

   General and  administrative.....................        1,010,937           811,901              2,431,490

   Write-off of debt discount......................                                                    75,000

   Interest expense................................                                                     6,160
                                                      --------------     -------------          ------------
                                                           1,753,476         1,455,952              4,420,631

Interest (income)..................................        (103,525)         (239,022)               (428,280)
                                                      --------------     -------------          -------------

NET LOSS...........................................    $   1,649,951       $ 1,216,930            $ 3,992,351
                                                       =============       ===========            ===========

Net loss per share (Note B[4]).....................           $ 0.51            $ 0.38
                                                              ======            ======

Weighted average number of common
   shares outstanding..............................        3,259,640         3,231,038
                                                           =========         =========

     Attention is directed to the foregoing accountants' report and to the accompanying notes to the financial statements.
                                      F-7

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)
           STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)


                                                                             UNEARNED    DEFICIT
                               COMMON STOCK                                PORTION OF  ACCUMULATED  TREASURY STOCK       TOTAL
                            ------------------  ADDITIONAL                COMPENSATORY DURING THE  ------------------ STOCKHOLDERS'
                            NUMBER OF            PAID-IN    COMMON STOCK    OPTIONS/   DEVELOPMENT NUMBER OF             EQUITY
                             SHARES     AMOUNT   CAPITAL    SUBSCRIPTION    WARRANTS      STAGE      SHARES   AMOUNT  (DEFICIENCY)
                            ----------  ------  ----------  ------------  ------------ ----------- --------- -------- -------------
Common stock subscription.. 2,000,000    $200   $     800     $(1,000)

Payment of common stock
subscription on
June 23, 1994..............                                     1,000                                                  $     1,000

Issuance of stock rights
in conjunction with
notes payable (Note F[1])..                        21,875                                                                   21,875

Capital contribution -
expenses paid on
behalf of Company (Note E).                        96,682                                                                   96,682


Net loss...................                                                          $  (326,443)                         (326,443)
                            ---------   -----  ----------     -------    ----------  ------------ --------   --------- -----------

Balance - June 30, 1994.... 2,000,000     200     119,357          --           --      (326,443)       --         --     (206,886)

Issuance of stock rights
in  conjunction with
notes payable (Note F[1])..                        53,125                                                                   53,125

Initial public offering,
net of expense of
$1,192,876  (Note F[2]).... 1,235,710     123   4,985,551                                                                4,985,674

Value of option granted
(Note F[4])................                        80,000                                                                   80,000

Exercise of options
and stock rights...........    80,000       8       4,992                                                                    5,000

Net loss...................                                                             (799,027)                         (799,027)
                            ---------   -----  ----------     -------    ----------  ------------ --------   --------- -----------
Balance - June 30, 1995.... 3,315,710     331   5,243,025          --           --    (1,125,470)       --         --    4,117,886
Value of option and
warrants granted
(Notes F[4] and F[5])......                       217,500                $(217,500)

Compensatory options/
warrants earned............                                                 78,681                                          78,681

Common stock acquired
(Note F[6])................                            18                                         (180,000)       (18)

Net loss...................                                                           (1,216,930)                       (1,216,930)
                            ---------   -----  ----------     -------    ----------  ------------ --------   --------- -----------

Balance - June 30, 1996.... 3,315,710     331   5,460,543          --     (138,819)   (2,342,400) (180,000)       (18)   2,979,637

Value of option and
warrants granted
(Notes F[4]................                       133,750                 (133,750)                                              0

Compensatory options/
warrants earned............                                                139,301                                         139,301

Exercise of options........    30,700       3      25,347                                                                   25,350

Common stock issued,
net of reacquisitions
(Note F[6])................    26,617       3     140,479                                          163,485    (36,626)     103,856

Net loss...................                                                           (1,649,951)                       (1,649,951)
                            ---------   -----  ----------     -------    ----------  ------------ --------   --------- -----------

Balance - June 30, 1997.... 3,373,027   $ 337  $5,760,119     $     0    $(133,268)  $(3,992,351)  (16,515)  $(36,644) $ 1,598,193
                            =========   =====  ==========     =======    ==========  ============ ========   ========= ===========

     Attention is directed to the foregoing accountants' report and to the accompanying notes to the financial statements.

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

                            STATEMENTS OF CASH FLOWS




                                                                                                                 PERIOD FROM
                                                                                                                 JULY 1, 1993
                                                                                                                (COMMENCEMENT
                                                                                                                OF OPERATIONS)
                                                                                YEAR END           YEAR END         THROUGH
                                                                              JUNE 30, 1997      JUNE 30, 1996   JUNE 30, 1997
                                                                              -------------      -------------   --------------
Cash flows from operating activities:
      Net loss...........................................................      $(1,649,951)     $(1,216,930)      $(3,992,351)
      Adjustments to reconcile net loss to
        net cash (used in) operating activities:
               Depreciation and amortization.............................           32,978           35,928            99,821
               Write-off of debt discount................................                                              75,000
               Value of services paid by options and warrants............                                              80,000
               Accretion of compensatory options and warrants............          139,301           78,681           217,982
               (Increase) in prepaid expenses
                  and other assets.......................................          (49,376)         (51,072)         (124,434)
               Increase in accounts payable and accrued
                  expenses...............................................          114,971            6,807           214,390
               Expenses paid by affiliate................................                                              96,682
               Increase in management fees payable.......................                                             112,500
                                                                               ------------     ------------     -------------
                   Net cash (used in) operating activities...............       (1,412,077)      (1,146,586)       (3,220,410)
                                                                               ------------     ------------     -------------
Cash flows from investing activities:
      Purchases of investments and certificates of deposit...............       (2,157,134)      (2,181,502)       (8,125,113)
      Redemption of investments and certificates of
       deposit...........................................................        3,590,375        3,310,000         6,900,375
      Acquisition of equipment...........................................           (3,700)         (41,757)         (129,304)
      Deferred acquisition costs - Sangen and CorBec.....................          (83,750)                           (83,750)
      Organization costs.................................................                                              (1,069)
                                                                               ------------     ------------     -------------
                 Net cash provided by (used in) investing activities.....         1,345,791       1,086,741        (1,438,861)
                                                                               ------------     ------------     -------------

Cash flows from financing activities:
      Issuance of common stock - net of expenses.........................           25,350                          5,017,024
      Cost of shares acquired ...........................................          (36,644)                           (36,644)
      Proceeds from notes payable - affiliates...........................                                              14,000
      Proceeds from notes payable - stockholders.........................                                              96,300
      Proceeds from notes payable - other................................                                             300,000
      Deferred offering costs............................................         (220,250)                          (220,250)
      Repayment of notes payable - stockholders and other................                                            (410,300)
                                                                               ------------     ------------     -------------
                 Net cash (used in) provided by financing activities.....         (231,544)                         4,760,130
                                                                               ------------     ------------     -------------
NET (DECREASE) INCREASE IN CASH AND CASH                                                                              100,859
EQUIVALENTS..............................................................         (297,830)         (59,845)
Cash and cash equivalents - beginning of period..........................          398,689          458,534             - 0 -
                                                                               ------------     ------------     -------------

CASH AND CASH EQUIVALENTS - END OF PERIOD................................        $ 100,859        $ 398,689         $ 100,859
                                                                               ===========      ============     =============

Supplemental disclosure of cash flow information:
     Cash paid for interest .............................................            - 0 -           -  0 -           $ 6,160


See Note E for conversion of certain liabilities into Common Stock and Note F for options and warrants granted for services.

     Attention is directed to the foregoing accountants' report and to the accompanying notes to the financial statements.

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

                         NOTES TO FINANCIAL STATEMENTS


(NOTE A) - The Company and Basis of Presentation:

         Panax Pharmaceutical Company Ltd. (the "Company") was incorporated in May 1993 and commenced operations in July 1993. The Company was originally formed to develop pharmaceutical products through bioassaying of plant extracts, identifying, and isolating active compounds from plants with a history of medicinal use. In 1996, Panax modified its strategy, reducing its natural product discovery activities and redirecting its principal efforts toward expanding its pipeline of commercially viable pharmaceutical products by licensing or acquiring specifically-targeted products developed for the treatment of certain diseases.

         In February 1997, Panax acquired the rights to develop and commercialize a novel purgative tablet to clean the colon for any medical purpose and for use as a laxative (the "Purgative Product"), with respect to which a Phase IIb clinical trial for use prior to colonoscopy has been completed (see Note I). The Company is seeking an equity investment and if it is able to raise at least $8 million, expects to acquire the rights to develop and commercialize two additional technologies: (i) technologies to down- or up-regulate the Fc receptors on macrophages and other cells to treat serious autoimmune disorders and other diseases, including asthma/allergy and certain serious infectious diseases (the "CorBec Technology") and (ii) a Thrombospondin Technology for the treatment of cancer, specifically, the inhibition and prevention of tumor metastasis. The compounds and technologies making up the CorBec Technology and the Thrombospondin Technology are, like the Purgative Product, currently either in clinical trials or earlier stages of development, and there can be no assurance that the Company will be able to successfully develop or commercialize any of such technologies.

         The Company is in the development stage and its efforts have been principally devoted to research and development, raising capital and recruiting personnel. The Company is subject to those risks associated with development stage companies. As shown in the accompanying financial statements, the Company has incurred losses from operations since inception and substantial additional financing will be required by the Company to fund its research and development activities. These factors raise substantial doubt about the Company's ability to continue as a going concern. In order to fund its operation the Company has signed a letter of intent with a placement agent for a private placement equity offering (see Note I). Absent any additional funding, management plans would be to curtail activities to a level which would allow a portion of its technology to be exploited. However, there is no assurance that such financing will be completed or that the Company's planned products will be commercially successful. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

         On June 24, 1997, the Board of Directors approved a change in the name of the Company to InKine Pharmaceutical Company, Inc. subject to stockholder approval.


(NOTE B) - Summary of Significant Accounting Policies:

         [1] Equipment:

         Equipment is stated at cost less accumulated depreciation. Depreciation is computed using straight-line methods over the useful lives of the assets (three years).

         [2] Research and development:

         Research and development costs are charged to operations as incurred.

         [3] Cash equivalents:

         The Company considers investments with original maturity dates of up to 90 days to be cash equivalents.

         [4] Net loss per share:

         Net loss per share is computed using the weighted average number of shares of common stock outstanding during the period. Common equivalent shares such as options and warrants are not included in the per share calculation where the effect of their inclusion would be antidilutive.

         [5] Use of Estimates:


(continued)

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

                         NOTES TO FINANCIAL STATEMENTS


         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

         [6] Stock-based compensation:

         In October 1995, the Financial Accounting Standards Board issued Financial Accounting Standards No. 123 ("SFAS 123"), "Accounting for Stock-Based Compensation". SFAS 123 encourages, but does not require, companies to record compensation plans at fair value. The Company has elected to continue to account for its stock-based compensation plans using the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock Issued to Employees" and disclose the pro forma effects on net income and earnings per share had the fair value of options been expensed. Under the provisions of APB 25, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's common stock at the date of the grant over the amount an employee must pay to acquire the stock. (See Note F[4]).

         [7] Recently Issued Accounting Pronouncements:

         In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128 ("SFAS 128"), "Earnings per Share". This new standard requires dual presentation of basic and diluted earnings per share ("EPS") on the face of the statement of income and requires reconciliation of the numerators and the denominators of the basic and diluted EPS calculations. This statement will be effective for the second quarter of the Company's 1998 fiscal year. The Company has not yet quantified what effect the adoption of SFAS 128 will have on its earnings per share of common stock.

         In addition, the Financial Accounting Standards Board has recently issued Statements of Financial Accounting Standards No. 129, "Disclosure of Information about Capital Structure," No. 130, "Reporting Comprehensive Income," and No. 131, "Disclosures about Segments of an Enterprise and Related Information." The above pronouncements will not have a significant effect on the information presented in the financial statements.

(NOTE C) - Investments:

         The Company classifies its investments as held-to-maturity, available for sale, or trading securities. Investments at June 30, 1997 consisted of U.S. Treasury bills with maturities of one year or less and are reported at amortized cost which approximates market.


(NOTE D) - Income Taxes:

         At June 30, 1997, the Company has available for federal income tax purposes net operating loss carry forwards of approximately $1,450,000, expiring through 2012, that may be used to offset future taxable income. The difference between the net loss for financial reporting purposes and the net operating loss for tax purposes is primarily due to certain general and administrative costs which are not currently deductible for tax purposes. The Company has provided a valuation reserve of $1,622,000 against the full amount of the net operating loss benefit of $652,000 and the benefit of $970,000 from other temporary differences, principally general and administrative expenses, since in the opinion of management based upon the earnings history of the Company, it is more likely than not that the benefits will be realized. The difference between the federal statutory tax rate of 34% and the Company's effective tax benefit rate of 0% is attributable to the nondeductible portion of compensation expense for stock options issued of $140,000 and an increase in valuation allowance of $675,000 in 1997 and nondeductible portion of compensation expense for stock options issued of $79,000 and an increase in valuation allowance of $507,000 in 1996.


(NOTE E) - Related Party Transactions:

         During the years ended June 30, 1997 and June 30, 1996 the Company paid $100,000 per year to Amercom Funding Ltd., ("Amercom"), a company owned by certain of its officers, directors and stockholders, pursuant to a management agreement ("Management Agreement") (see Note G[4]). In November 1996, the Company issued 165,441 shares of its Common Stock to Amercom, in satisfaction of an obligation to pay

(continued)

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

                         NOTES TO FINANCIAL STATEMENTS


Amercom $112,500 for consulting services rendered through June 30, 1994.

         Pursuant to employment and research agreements with various stockholders, the Company incurred research and development expenses of approximately $241,000 and $107,000 for the years ended June 30, 1997 and June 30, 1996, respectively. During the fiscal year ended June 30, 1994 Amercom paid certain operating expenses on behalf of the Company aggregating $94,786, which amount plus related interest of $1,896 was contributed to the Company as capital.

         In January 1997, the Company agreed to extend for two years the term of the Management Agreement with Amercom, which would have expired on February 1, 1998, upon the occurrence of a financing of at least $8,000,000. Amercom is to receive compensation of $100,000 for services during the first year of the extension and an option for 175,000 shares of Common Stock at an exercise price of $.61 per share as compensation for the second year of extension.

         In January 1997, the Company agreed to issue under the 1993 Stock Option Plan, additional options to purchase up to 225,000 shares of Common Stock at an exercise price of $0.61 per share, the exercise of which is to be subject to the success of Amercom in securing the release of the Company from its obligations under its current office lease in New York City. The options are to become exercisable with respect to 56,250 shares upon the early return of the Company's $150,000 security deposit, with the balance of 168,750 shares to become exercisable depending on the date, if any, that the Company is released from its lease obligations: 168,750 if the lease is terminated by the end of 1997; 112,500 if the lease is terminated by the end of 1998; and 56,250 if the lease is terminated by the end of 1999.

         On June 24, 1997, the Company forgave a debt of $25,250 to Amercom in consideration of services conducted by Amercom in connection with the proposed private placement of the Company's securities.

         In November 1996, the Company issued 41,176 shares of the Common Stock to a stockholder/officer in full satisfaction of accrued salary of $28,000. Subsequent to the issuance 16,515 of such shares were returned to the Company in connection with the payment of withholding tax relating to the issuance. These returned shares are being held by the Company as treasury shares.


(NOTE F) - Stockholders' Equity:

         [1] Notes Payable:

         During calendar 1994 the Company borrowed $300,000 pursuant to 4% demand notes. The note holders received one share of the Company's common stock for each ten dollars of notes outstanding (30,000 shares) upon completion of a public offering of the Company's securities (Note F[2]). The value of these stock rights was recorded as a discount on the notes and expensed immediately. The notes were repaid in January and February 1995.

         [2] Public offering:

         In January 1995, the Company effected an initial public offering of its securities. A total of 1,235,710 units, each comprised of one share of common stock and one redeemable common stock purchase warrant, were sold yielding net proceeds of approximately $4,986,000 after underwriting commissions and expenses.

         [3] Authorized shares:

         On June 24, 1997 the Board of Directors approved an increase in the authorized share capital to 50,000,000 shares of common stock and 5,000,000 shares of preferred stock, subject to stockholder approval. An increase in authorized common shares is required to accommodate all prospective grants of stock options and warrants under existing and proposed plans.

         [4] Stock options:

         The Company applies APB 25 and related interpretations in accounting for its stock option and purchase plans. In October 1995, SFAS 123 was issued and requires the Company to elect either expense recognition or disclosure-only alternative for stock-based employee compensation. The expense recognition provision encouraged

(continued)

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

                         NOTES TO FINANCIAL STATEMENTS


by SFAS 123 would require fair-value based financial accounting to recognize compensation expense for the employee stock compensation plans. The Company has elected the disclosure-only alternative.

         The Company has computed the pro forma disclosures required under SFAS 123 for employee stock options granted as of June 30, 1997 and June 30, 1996 using the Black Scholes option pricing model prescribed by SFAS 123.

         The assumptions used and the weighted average information for the years ended June 30, 1997 and 1996 are as follows:


                                                                             JUNE 30, 1997           JUNE 30, 1996
                                                                            ---------------         --------------
Risk-free interest rates....................................                 5.84% - 6.21%            6.10 - 6.72%
Expected dividend yield.....................................                       -                       -
Expected lives..............................................                  3 - 6 years               6 years
Expected volatility.........................................                      85%                     85%
Weighted-average grant-date fair value of options
granted during the period...................................                     $0.38                   $0.71


         Management has determined that accounting for stock-based compensation under SFAS 123 would not have a significant effect on pro forma net loss or pro forma net loss per share for the year ended June 30, 1997 and 1996. Accordingly such pro forma information is not present herein.

         The Black-Scholes option-pricing model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option-pricing models require the input of highly subjective assumptions including expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

         During 1993 the Board of Directors and the stockholders of the Company approved a Stock Option Plan (the "1993 Plan") as amended, which provides for the granting of up to 800,000 shares of common stock, pursuant to which directors, employees, non-employees, consultants and advisors are eligible to receive stock options. On June 14, 1993 the Board of Directors approved, subject to stockholder approval, an increase in the number of shares under the 1993 Plan to 4,200,000. Options granted under the 1993 Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair value on date of grant, except that the exercise period of options granted to a stockholder owning more than 10% of the outstanding capital stock may not exceed five years and their exercise price may not be less than 110% of the fair value of the common stock at date of grant.

         Stock option activity under the 1993 Plan in the years ending June 30, 1997 and 1996 is summarized as follows:


                                                                    1997                           1996

                                                                        WEIGHTED                          WEIGHTED
                                                                         AVERAGE                          AVERAGE
                                                                        EXERCISE                          EXERCISE
                                                       SHARES             PRICE          SHARES             PRICE
                                                   --------------       ---------        -------         ----------
Outstanding at beginning of
  year..........................................       418,000             $1.10         157,000           $1.17
    Granted.....................................     1,048,500 (1)          0.61         261,000            1.05


(continued)

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

                         NOTES TO FINANCIAL STATEMENTS


    Exercised.................................    (30,700)           0.50
    Canceled..................................    (41,300)           0.98
Outstanding at end of year....................   1,394,500 (1)       0.75        418,000       1.10
Options exercisable at year-end...............     398,184           1.03        183,250       1.18
Options available for future
  grant......................................    2,774,000                        82,000

(1) Including options granted for 594,500 shares of common stock which are subject to approval by stockholders of an increase in the 1993 Plan.

         Stock options outstanding under the 1993 Plan at June 30, 1997 have an exercise price from $.50 to $1.25 and a weighted average remaining life of 7.02 years.

         In April 1995, the Company granted a business consultant an option outside the 1993 Plan to purchase 50,000 shares at $2.00 per share and 50,000 shares at $3.00 in lieu of payment for services rendered. At the date of grant the Company recorded an expense of $45,000 for such services. The option agreement was amended to reduce the option exercise price to $0.10 per share for 50,000 shares (this option was exercised for 50,000 shares in May 1995) resulting in an additional expense of $35,000. The remaining option for 50,000 shares was canceled.

         During the years ended June 30, 1997 and 1996 the Company issued options for 91,500 and 115,500 shares of common stock under the 1993 Plan to consultants which were valued at $45,750 and $57,500, respectively and are being amortized over the period of the related agreements.

         On June 24, 1997 the Board of Directors approved the
1997 Consultant Stock Option Plan (the "1997 Plan") subject to stockholder approval which provides for the granting of up to 2,500,000 shares of Common Stock, pursuant to which consultants and advisors to the Company are eligible to receive stock options. Options granted under the 1997 Plan are exercisable for a period not to extend beyond February 14, 2007 and at an exercise price determined by the Board or Plan Administrator. As of June 30, 1997, in connection with the license of the Purgative Product, the Company granted options for 750,000 shares to consultants exercisable at $0.61 per share. Of the options for 750,000 shares, 250,000 options vest on the earlier of November 14, 1997 or the completion of a debt or equity financing of at least $2,000,000 with the remaining 500,000 options vesting upon the achievement of certain development and sales milestones. In the year ended June 30, 1997, the Company valued the 250,000 options at $88,000 which is being amortized over the term of the consulting agreements. When the remaining 500,000 options vest the Company will record a charge to operations based on the difference between their market price and $.61. A stockholder meeting to consider approval of the 1997 Plan and other matters has been scheduled.

         [5] Warrants:

         The Company has the following warrants outstanding at June 30, 1997 for the purchase of its common stock:

(continued)

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

                         NOTES TO FINANCIAL STATEMENTS






                        NUMBER
                     OF WARRANTS          EXERCISE
                      OUTSTANDING           PRICE                  DESCRIPTION AND EXPIRATION DATE
                      -----------           -----                  -------------------------------
Public                1,264,615             $6.84           Each warrant entitles the holder to purchase one share of
Warrants                                                    common stock at a the exercise price subject to adjustment for dilution through May 31, 1998. The warrants may be redeemed by the Company at a price of $.05 per warrant on 30 days
                                                            prior written notice if the closing bid price of common
                                                            stock averages at least $9.00 for the 20 consecutive
                                                            trading day period ending within 15 days of the notice of
                                                            redemption.

Underwriter's       107,500                   $7.33         January 2000 - Each warrant entitles the holder to purchase
 Warrant                                                    one share of stock and one warrant exercisable at $7.33.


Warrants            320,000                   $1.00         October 2000 - The Company issued a warrant to purchase
Issued for                                                  320,000 shares of common stock for financial and business
Services -                                                  services to be provided in accordance with an agreement with
1996                                                        an investment banking firm.  The Company valued the
                                                            warrants at $160,000 which is being amortized over the
                                                            period of the agreement.

         The weighted average exercise price for warrants exercisable into one share of common stock was $5.86 as of June 30, 1997.

         [6] Treasury Stock:

         In December 1995, the Center of Efferent Therapy returned to the Company 30,000 shares of the Company's common stock upon termination of an agreement pursuant to which the shares were issued in 1993 in connection with its agreement to perform certain testing services on behalf of the Company. In February 1996, the Vice President of Ethnobotany resigned and returned 150,000 shares of common stock to the Company which he received in 1993 in connection with an employment agreement. Such returns of shares have been accounted for at their value when originally issued (par value). In November 1996, the Company issued 165,441 shares to Amercom and 41,176 shares to a stockholder/officer in settlement of certain obligations of which 180,000 of such shares came from treasury (Note E). In May 1997, a stockholder officer transferred to the Company 16,515 shares previously issued to her in payment of accrued salary, such transfer was made in satisfaction of her obligation to the Company arising from the payment of withholding tax relating to the issuance. The repurchased shares are being held by the Company as treasury shares.


(NOTE G) - Commitments:

         [1] Employment and consulting agreements:

         The Company has entered into three to five-year employment and consulting agreements with Russian and American botanists, ethnobotanists and phytochemists, many of whom are stockholders. At June 30, 1997, future minimum payments are as follows for employment and consulting agreements:


1998.....................................               $61,000
1999.....................................                25,000
2000.....................................                10,000
                                                   ------------
Total....................................           $    96,000
                                                    ===========

         Effective June 5, 1995, the Company entered into a three year employment agreement with the President and Chief Executive Officer for a base annual salary of $165,000 subject to annual increases as determined by the

September 16, 1997
                                      F-15

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

                         NOTES TO FINANCIAL STATEMENTS


Board of Directors. The Board of Directors approved an increase to $185,000 per annum in June 1996.

         [2] Research agreements:

         The Company has entered into an agreement with the Komarov Botanical Institute of the Russian Academy of Sciences in St. Petersburg, Russia and other institutions of higher education, for the use of laboratories and other facilities and for research services. At June 30, 1997, future annual minimum payments under the agreements are as follows:


1998.......................................................     18,000
1999.......................................................     18,000
2000.......................................................     18,000
2001.......................................................     18,000
2002.......................................................     18,000
Thereafter.................................................     18,000
                                                             ---------
Total......................................................  $ 108,000
                                                             =========

         [3] Lease commitment:

         Prior to the closing of its initial public offering, nominal space was provided at no charge by Amercom. In July 1995 the Company entered into a lease agreement expiring April 2000, which provides for base rent of $195,300 per annum. In connection with its lease agreement, the Company opened an irrevocable letter of credit of $150,000, as security for its rental obligation. The letter of credit is secured by a $150,000 certificate of deposit.

         In conjunction with the lease agreement, the Company entered into a month to month cost-sharing agreement with Amercom and its affiliates ("Amercom Affiliates") which provides for the use of a substantial portion of the office space by Amercom Affiliates at the Company's approximate cost. The agreement also provides for reimbursement by Amercom Affiliates for furnishings, equipment and support services.

         Rent expense was approximately $70,000 and $66,000 after reimbursement by Amercom Affiliates for the years ended June 30, 1997 and June 30, 1996, respectively. In January 1997, the Company agreed to issue an option to Amercom which is subject to the success of Amercom in securing the release of the Company from its obligations under its current office lease in New York City (Note E).

         [4] Other:

         Pursuant to a management agreement with Amercom, the Company was required to pay $112,500 for services rendered through June 30, 1994 which in November 1996, was satisfied in full with the issuance of 165,441 shares of Common Stock (Note E). Effective February 1995 the Company was required to pay $8,333.33 per month, for a three-year period, for management services through January 31, 1998. The Company has agreed to extend the Management Agreement by two years. (See Note E).

(NOTE H) - Fair Value of Financial Instruments:

         Financial instruments consist of cash and cash equivalents, U.S. Treasury Bills and accounts payable. The carrying amount of these instruments approximate fair value due to their short term nature.

(NOTE I) - Proposed Acquisitions and Private Placement

         When it commenced operations, Panax focused on the discovery and development of new pharmaceutical compounds identified in and isolated from plants. In 1996, Panax modified its strategy, reducing its natural product discovery activities and redirecting its principal efforts toward expanding its pipeline of commercially viable pharmaceutical products by licensing or acquiring specifically-targeted products developed for the treatment of certain diseases.

         Purgative Product. In February 1997, the Company entered into an exclusive world-wide license agreement with ALW Partnership ("ALW") to develop, use, market, sell, manufacture, have manufactured and sub-license in the field of colonic purgative or laxatives a solid dosage form of sodium phosphate salt for use as a colonic purgative or laxative. The Company paid ALW $100,000 as a license fee upon execution of the agreement and is obligated to pay an additional $150,000 upon consummation of a financing of $2,000,000.

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

                         NOTES TO FINANCIAL STATEMENTS


         Pursuant to the ALW License and certain three-year consulting agreements with the partners of the ALW Partnership the Company is obligated for: (i) additional cash payments of $250,000 upon receipt of FDA approval of a product developed using the technology, (ii) royalties of 2% to 6% based on net sales as defined and minimum royalties of $100,000 per annum after February 2003 and (iii) options as to an aggregate of up to 750,000 shares of Company Common Stock issuable to partners of the ALW Partnership upon the achievement, if any, of certain milestones and targets pertaining to FDA approval of compounds and net sales targets.

         The License is terminable by ALW if the Company: (i) fails to commit at least $1,000,000 of funding to the development of the Purgative Product for the first two years following consummation of the $2,000,000 financing, (ii) has not paid royalties by February 2003 of at least $100,000 per year, (iii) has failed to conclude a $2,000,000 financing by November 14, 1997 or (iv) if no commercial sales of the product or "improvement" as defined have commenced by February 2005. If the license is terminated by ALW, the Company would be required to write off all amounts capitalized in connection therewith.

         In connection with the acquisitions of CorBec and Sangen to be consummated on the date when the Company completes an initial closing of at least $8,000,000 ("Initial Closing"), the Company will be obligated to pay acquisition consideration as follows:

         CorBec. In May 1997, the Company entered into a letter of intent to acquire the outstanding capital stock of CorBec Pharmaceuticals, Inc. ("CorBec") a company involved in research and development. In connection with the CorBec acquisition, the Company shall be obligated, upon consummation of the Initial Closing, to pay to CorBec's shareholders $750,000 in cash (subject to reduction by as much as $250,000 to the extent that CorBec's cash balance upon consummation of the Initial Closing is less than $250,000 provided the Company pays for all operating expenses from August 15, 1997 until closing) and to issue to such shareholders 750,000 shares of the Company's Common Stock. Additional cash payments in the aggregate amount of $16,580,000, and issuances of Company Common Stock in the aggregate amount of 720,000 shares shall be due from the Company to CorBec's shareholders upon the achievement, if any, of certain milestones and targets as defined. In addition, Panax has agreed to enter into three-year consulting agreements with a consultant and the Chief Executive Officer of CorBec, providing for aggregate consulting fees over three years equal to $510,000, and for the grant of options with respect to an aggregate of 170,000 shares of Common Stock with an option for an additional 200,000 shares to be granted to a consultant upon the achievement of certain development milestones. The Company is also to fund up to $240,000 of sponsored research over the course of three years.

         Sangen and Thrombospondin Technology. In January 1997, the Company entered into a letter of understanding to acquire the outstanding capital stock of Sangen Pharmaceutical Company ("Sangen"), a company, the sole asset of which is the right to acquire by license the rights to the Thrombospondin Technology. In connection with the Sangen Acquisition, the Company has granted Dr. Leonard
S. Jacob, the sole stockholder of Sangen, who is to become Chairman of the Board and Chief Executive Officer of the Company upon consummation of the Initial Closing, options to purchase the greater of 1,200,000 shares of Common Stock (900,000 options to be granted in connection with employment) or such number of shares as will equal 7.5% of the "Fully Diluted Capitalization" of the Company as defined. In connection with the acquisition of Sangen and its licensed rights to the Thrombospondin Technology, the Company will issue 125,000 shares of Common Stock to Allegheny University of the Health Sciences ("AUHS") upon consummation of the Initial Closing; in addition, royalties based on net sales and options as to an aggregate of up to 375,000 shares of Company Common Stock shall be payable and issuable, as the case may be, by the Company to AUHS and Dr. Tuszynski, upon the achievement of certain development and sales milestones. Finally, the Company is to pay AUHS an aggregate of between $450,000 (over the course of two years) and $850,000 (over the course of four years) to fund sponsored research, depending on achievement of certain development milestones.

         In connection with the proposed acquisitions and a private placement being attempted to raise the required financing, the Company has incurred $304,000 of expenses at June 30, 1997 which have been classified as deferred expenses. If the proposed acquisitions and private placement are not consummated these costs will be expensed.

                       PANAX PHARMACEUTICAL COMPANY LTD.
                         (a development stage company)

                         NOTES TO FINANCIAL STATEMENTS


                              ARTHUR ANDERSEN, LLP




                         REPORT OF INDEPENDENT AUDITORS



To CorBec Pharmaceuticals, Inc.:

We have audited the accompanying balance sheets of CorBec Pharmaceuticals, Inc. (a Delaware corporation in the development stage) as of December 31, 1996 and 1995, and the related statements of operations, stockholders' deficit and cash flows for the years then ended, and for the period from inception (June 11, 1993) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CorBec Pharmaceuticals, Inc. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended and for the period from inception to December 31, 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has incurred losses from its research and development activities and will require additional funding to continue those activities. Such factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Arthur Andersen, LLP

Philadelphia, Pa.,
March 11, 1997

                          CORBEC PHARMACEUTICALS, INC.

                         (a development-stage company)

                                 BALANCE SHEETS


                                                                        December 31
                                                              ------------------------------
                                                                  1996              1995
                                                                  ----              ----
                                    ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                                 $    877,449      $    657,308
    Prepaid expenses and other                                       2,083             4,129
                                                              ------------      ------------

             Total current assets                                  879,532           661,437

EQUIPMENT, net                                                         493             2,465
                                                              ------------      ------------

                                                              $    880,025      $    663,902
                                                              ============      ============

                     LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
    Accounts payable                                                 1,779             3,764
    Contracts payable                                              167,524            53,019
    Accrued expenses                                                23,573            11,000
                                                              ------------      ------------
             Total current liabilities                             193,056            67,783
                                                              ------------      ------------

MANDATORY REDEEMABLE CONVERTIBLE
    PREFERRED STOCK                                              2,650,000         1,650,000
                                                              ------------      ------------

COMMITMENTS AND CONTINGENCIES (Notes 3, 7 and 8)

STOCKHOLDERS' DEFICIT:
    Common Stock, $.001 par value; 10,000,000 shares
       authorized; 369,230 shares issued and outstanding               369               369
    Additional paid-in capital                                      18,278            18,278
    Deficit accumulated during development stage                (1,981,678)       (1,072,528)
                                                              ------------      ------------
             Total stockholders' deficit                        (1,963,031)       (1,053,881)
                                                              ------------      ------------
                                                              $    880,025      $    663,902
                                                              ============      ============

        The accompanying notes are an integral part of these statements.

                          CORBEC PHARMACEUTICALS, INC.

                         (a development-stage company)


                            STATEMENTS OF OPERATIONS



                                                                                                     For the
                                                                                                   Period from
                                                                                                    Inception
                                                             For the             For the             (June 11,
                                                            Year Ended         Year Ended              1993)
                                                             December           December                to
                                                                31,                31,             December 31,
                                                               1996               1995                 1996
                                                            ----------         ----------          ------------
OPERATING EXPENSES:

    Research and development expenses                       $  770,163         $  441,263           $ 1,689,565
    General and administrative expenses                        146,739             63,575               333,715
                                                            ----------         ----------           ------------

          Net loss from operations                            (916,902)          (504,838)           (2,023,280)

INTEREST INCOME                                                  7,752              9,273                41,602
                                                            ----------         ----------          ------------

          Net loss                                           $(909,150)         $(495,565)          $(1,981,678)
                                                            ==========         ==========           ============

        The accompanying notes are an integral part of these statements.

                          CORBEC PHARMACEUTICALS, INC.
                         (a development-stage company)

                      STATEMENTS OF STOCKHOLDERS' DEFICIT

                                                                         Deficit
                                                                       Accumulated
                                                         Additional      During
                                             Common        Paid-in     Development
                                              Stock        Capital        Stage          Total
                                           -----------   -----------   ------------   ------------
BALANCE, JUNE 11, 1993                     $      --     $      --     $      --      $      --
  Issuance of 184,615 shares of Common
     Stock at $.001 per share to founder
     on June 11, 1993                              185          --            --              185
  Issuance of 184,615 shares of Common
     Stock at $.10 per share for
     technology on June 17, 1993                   184        18,278          --           18,462
   Net loss                                       --            --        (238,188)      (238,188)
                                           -----------   -----------   ------------   ------------
BALANCE, DECEMBER 31, 1993                         369        18,278      (238,188)      (219,541)
   Net loss                                       --            --        (338,775)      (338,775)
                                           -----------   -----------   ------------   ------------
BALANCE, DECEMBER 31, 1994                         369        18,278      (576,963)      (558,316)
   Net loss                                       --            --        (495,565)      (495,565)
                                           -----------   -----------   ------------   ------------
BALANCE, DECEMBER 31, 1995                         369        18,278    (1,072,528)    (1,053,881)
   Net loss                                       --            --        (909,150)      (909,150)
                                           -----------   -----------   ------------   ------------
BALANCE, DECEMBER 31, 1996                 $       369   $    18,278   $(1,981,678)   $(1,963,031)
                                           ===========   ===========   ============   ============

        The accompanying notes are an integral part of these statements.

                                             CORBEC PHARMACEUTICALS, INC.

                                             (a development-stage company)

                                               STATEMENTS OF CASH FLOWS


                                                                                         For the
                                                                                       Period from
                                                                                        Inception
                                                             For the       For the   (June 11, 1993)
                                                           Year Ended     Year Ended        to
                                                          December 31,   December 31,   December 31,
                                                              1996           1995          1996
                                                          -----------     ----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                             $  (909,150)    $ (495,565)   $(1,981,678)

     Adjustments to reconcile net loss to net cash used in operating activities-

           Depreciation                                         1,972          1,973          5,424

           Licensed technology acquired with stock               --             --           18,462

           (Increase) decrease in prepaid expenses and
           other                                                2,046         (2,187)        (2,083)

           Increase in accounts payable, contracts
             payable and accrued expenses                     125,273         42,229        193,056
                                                          -----------     ----------    -----------

                  Net cash used in operating activities      (779,859)      (453,550)    (1,766,819)
                                                          -----------     ----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:

     Purchase of equipment                                       --             --           (5,917)
                                                          -----------     ----------    -----------

                  Net cash used in investing activities          --             --           (5,917)
                                                          -----------     ----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:                            --             --              185

     Proceeds from issuance of common stock

     Proceeds from issuance of preferred stock              1,000,000        650,000      2,650,000
                                                          -----------     ----------    -----------
                  Net cash provided by financing
                     activities                             1,000,000        650,000      2,650,185
                                                          -----------     ----------    -----------
                  Net increase in cash and
                     cash equivalents                         220,141        196,450        877,449

CASH AND CASH EQUIVALENTS,
     BEGINNING OF PERIOD                                      657,308        460,858           --
                                                          -----------     ----------    -----------
CASH AND CASH EQUIVALENTS,
     END OF PERIOD                                        $   877,449     $  657,308    $   877,449
                                                          ===========     ==========    ===========



        The accompanying notes are an integral part of these statements.

                          CORBEC PHARMACEUTICALS, INC.

                         (a development-stage company)


                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996



1. BACKGROUND AND GOING CONCERN:

Background

CorBec Pharmaceuticals, Inc. (the "Company") is a development-stage company, which was incorporated in Delaware on June 11, 1993, for the purposes of developing, manufacturing and marketing therapies for the modification of Fc receptor expression on macrophage white blood cells. Operations of the Company are subject to certain risks and uncertainties including, but not limited to, uncertainties related to technology uncertainty, uncertainties related to clinical trials, uncertainty of future profitability and access to capital and dependence on key personnel. See "Going Concern".

Going Concern

As of December 31, 1996 the Company has a stockholders' deficit. The Company has incurred losses from its research and development activities and will require additional funding to continue those activities. There is no assurance that future financing will be available when needed or that the Company's planned products will be commercially successful. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents for the purpose of determining cash flows. Cash equivalents at December 31, 1996 and 1995 consist of money market accounts.

Research and Development

Expenditures for research and development are charged to expense as incurred. In addition, it is the Company's policy to charge patent costs to expense as incurred.

Equipment

Equipment consists of computer equipment recorded at cost and depreciated over an estimated useful life of three years. As of December 31, 1996 and 1995, accumulated depreciation was $5,424 and $3,452, respectively.

Income Taxes

The Company accounts for income taxes in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes," the objective of which is to recognize the amount of current and deferred income taxes payable or refundable at the date of the financial statements as a result of all events that have been recognized in the financial statements as measured by enacted tax laws.

At December 31, 1996, the Company had net operating loss carry forwards for federal income tax purposes of approximately $289,000. The net operating loss carry forwards begin to expire in 2008 and are subject to review and possible adjustment by the Internal Revenue Service.

The approximate income tax effect of each type of temporary differences and carry forward is as follows:



                                                      December 31,
                                               ---------------------------
                                                  1996             1995
                                               ----------       ----------
Benefit of operating loss carry forwards       $  98,260        $  42,688
Start-up costs                                   108,752           60,687
Capitalized research and development             464,122          259,712
Valuation allowance                             (671,134)        (363,087)
                                               ----------       ----------
                                               $     --         $     --
                                               ==========       ==========



Due to the uncertainty surrounding the realization of the deferred tax asset, the Company has provided a full valuation allowance against this amount.

3. RESEARCH AND LICENSE AGREEMENTS:

On June 17, 1993, the Company and the Trustees of the University of Pennsylvania ("U of P") entered into a Research Agreement and a License Agreement. This agreement was extended on June 14, 1996, and expires June 17, 1997. Under the Research Agreement, the Company is required to fund the sponsored research and development in accordance with the Research Agreement. In 1996 and 1995, the Company charged $50,000 and $37,500, respectively, to research and development expense. Under the Research Agreement, the Company is committed to pay U of P the sum of $25,000 in 1997.

Under the Licensing Agreement, the Company will receive the first option to acquire an exclusive worldwide royalty bearing right and license over certain patent rights, information and inventions of U of P. The Company is required to pay U of P a royalty, as defined, on all of the net sales of any product utilizing the licensed technology. Minimum royalties are required under the agreement beginning in 1998. The License Agreement will terminate upon the expiration of the last patent right covered under the Research and License Agreements or may be terminated by either party by following the specific actions stipulated in the License Agreement.

4. MANDATORY REDEEMABLE CONVERTIBLE PREFERRED STOCK:

The Company has authorized 5,000,000 shares of Convertible Preferred Stock. During 1993, the Company sold 1,000,000 shares of Series A Convertible Preferred Stock ("Series A") for $1 per share, generating proceeds of $1,000,000. The Series A shares are convertible into Common Stock based on a defined conversion rate (currently one Common Stock share for each Series A share). Prior to an initial public offering, the Series A shares are redeemable at the option of the holder at any time. The Series A shareholders are entitled to dividends equal to those declared to Common Stock shareholders at an amount based on the number of Common Stock shares that would be outstanding if the Series A shares were converted to Common Stock on the date of the declaration of the dividend. The Series A redemption price equals the sum of all accrued or declared but unpaid dividends, plus $1 per Series A share. The Series A shareholders have the same voting rights as the Common Stock shareholders and are entitled to one vote for each Series A share held.

During 1995, the Company sold 520,000 shares of Series B Convertible Preferred Stock ("Series B") for $1.25 per share, generating proceeds of $650,000. The rights and obligations of the Series B shareholders are the same as the Series A shareholders except for the redemption price, which equals the sum of all accrued but unpaid dividends, plus $1.25 per Series B share.

During 1996, the Company sold 500,000 shares of Series C Convertible Preferred Stock ("Series C") for $2.00 per share, generating proceeds of $1,000,000. The rights and obligations of the Series C shareholders are the same as the Series A shareholders except for the redemption price, which equals the sum of all accrued but unpaid dividends, plus $2.00 per Series C share.

5. COMMON STOCK

On June 11, 1993, the Company issued 184,615 shares of Common Stock to its founder at a price of $.001 per share. Subsequent to the preferred stock financing, on June 17, 1993, the Company issued 184,615 shares of Common Stock to U of P as part of the Licensing Agreement discussed in Note 3. The fair market value of the shares issued of $18,462 was charged to research and development expense.

6. STOCK OPTION PLAN:

On June 17, 1993, the Company issued nonqualified stock options to a consultant to purchase 49,231 shares of Common Stock at $.10 per share. These options are exercisable in full upon the date of issuance. The options expire ten years from the date of issuance or upon other events as defined in the agreement. None of these options has been exercised as of December 31, 1996.

The Company's Amended and Restated 1993 Equity Incentive Plan provides for both incentive and nonqualified stock options to be granted to employees and consultants of the Company. Under the plan, options may be granted for the purchase of up to 180,000 shares of Common Stock. The number of options to be granted and the option prices are determined by the Stock Option Committee in accordance with the terms of the plan. The exercise price of the incentive stock options granted under the plan must be at least equal to the fair market value of such shares on the date of grant, and the maximum exercise period is five years.

The exercise price of the nonqualified stock option granted under the plan must be at least equal to 85% of the fair market value of such shares on the date of grant, and the maximum exercise period is ten years.

The Company accounts for the Option Plan under APB Opinion No. 25, under which no compensation cost has been recognized. Had compensation cost for the Option Plan been determined consistent with SFAS No. 123, "Accounting for Stock-Based Compensation," the Company's net income would have been reduced by approximately $2,600 for the year ended December 31, 1996. The fair value of options granted at market during the year ended December 31, 1996 was estimated as $0.15.

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions: risk-free interest rate of 6.10% for 1996 and 1995 grants; an expected life of seven years; dividend yield of zero; and volatility of zero for all grants. Because SFAS No. 123 method of accounting is not required to be applied to options granted prior to January 1, 1995, the resulting pro forma compensation charge may not be representative of that to be expected in future years.

                                 Outstanding       Option         Aggregate
                                   Options         Prices           Price
                                 -----------       ------         ---------
BALANCE, DECEMBER 31, 1993             --         $      --         $   --
       Granted                      20,000        .10                2,000
                                    ------                         -------
BALANCE, DECEMBER 31, 1994          20,000                           2,000
                                                  .10
       Granted                      60,000        .125               7,500
                                    ------                         -------
BALANCE, DECEMBER 31, 1995          80,000        .10 -.125          9,500
       Granted                      10,000        .20                2,000
                                    ------                         -------
BALANCE, DECEMBER 31, 1996          90,000        $.10-$.20        $11,500
                                    ======        =========        =======

As of December 31, 1996, there were 46,662 options exercisable under the Amended and Restated 1993 Equity Incentive Plan. In addition, in 1995, the Company committed to grant 100,000 options to a consultant subject to the attainment of specific milestones, as defined. As of December 31, 1996, none of these milestones have been attained.

7. RELATED-PARTY TRANSACTIONS:

Included in research and development expense for 1996 and 1995 is $60,000 related to a consulting agreement with a stockholder of the Company. The agreement provides for monthly payments of $5,000 and expires in June 1997.

8. COMMITMENTS AND CONTINGENCIES:

On December 5, 1996, the Company renewed an agreement with an individual to provide management services for the Company. The agreement provides for compensation of $110,000 to be paid in equal monthly installments over the one-year term of the contract. During 1996, the Company charged $100,833 to research and development expense under this agreement. Future commitments under this agreement are $100,833.

On April 15, 1996, the Company entered into an agreement with a clinical services laboratory to provide the Company with chemical and other clinical services. During 1996, the Company charged $98,244 to research and development expense related to this agreement. Future commitments under this agreement are $391,248 and are expected to be incurred over the course of the study, which is expected to run through March of 1998.

On August 1, 1996, the Company entered into an agreement with a clinical services laboratory to provide the Company with general clinical services. During 1996, the Company charged $4,513 to research and development expense related to this agreement. Future commitments under this agreement are $46,520 and are to be incurred over the course of the study. The term of this agreement commences on August 1, 1996 and will automatically renew for successive one year terms, terminating at the conclusion of the testing protocol.

                          CORBEC PHARMACEUTICALS, INC.

                                 BALANCE SHEET



                                                                 June 30,
                                                                   1997
                                                               (Unaudited)
                                                               -----------
                           ASSETS

CURRENT ASSETS:
        Cash and cash equivalents                                  335,259
        Prepaid expenses and other                                  11,949
                                                              ------------
            Total current assets                                   347,208

EQUIPMENT, net                                                        --
                                                               $   347,208
                                                              ============
             LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES:
    Accrued expenses                                           $      --
                                                               -----------

Total current liabilities                                             --
                                                              ------------
MANDATORY REDEEMABLE PREFERRED STOCK                             2,650,000
                                                              ------------
STOCKHOLDERS' DEFICIT:
   Common Stock                                                        369
   Additional paid-in capital                                       18,278
   Deficit accumulated during development stage                 (2,321,439)
                                                               -----------
            Total stockholders' deficit                         (2,302,792)
                                                              ------------
                                                               $   347,208
                                                              ------------




See accompanying notes.

                          CORBEC PHARMACEUTICALS, INC.

                            STATEMENT OF OPERATIONS


                                                                                  For the
                                                                                Period from
                                                                For the          Inception
                                               For the        Six Months      (June 11, 1993)
                                          Six Months Ended       Ended            through
                                              June 30,         June 30,          June 30,
                                                1997             1996              1997
                                             (Unaudited)      (Unaudited)       (Unaudited)
                                             -----------      -----------     -------------
OPERATING EXPENSES:
  Research and development expenses            $ 272,508       $ 348,617       $ 1,962,073
  General and administrative expenses             71,715          96,271           405,430
                                              ----------      ----------      ------------
            Net loss from operations            (344,223)       (444,888)       (2,367,503)
INTEREST INCOME:                                   4,462           3,564            46,064
                                              ----------      ----------      ------------
            Net loss                           $(339,761)      $(441,324)      $(2,321,439)
                                              ==========      ==========      ============




                            See accompanying notes.

                          CORBEC PHARMACEUTICALS, INC.

                            STATEMENTS OF CASH FLOWS

                                                                                                 For the
                                                                                               Period from
                                                                   For the        For the       Inception
                                                                  Six Months     Six Months  (June 11, 1993)
                                                                    Ended          Ended         through
                                                                   June 30,       June 30,       June 30,
                                                                     1997           1996           1997
                                                                 (Unaudited)    (Unaudited)    (Unaudited)
                                                                 -----------    -----------    -----------
CASH FLOWS FROM OPERATING
ACTIVITIES:
        Net loss                                                 $  (339,761)   $  (441,324)   $(2,321,439)
               Adjustments to reconcile net loss to net
               cash used in operating activities-

                     Depreciation                                        493            985          5,917

                     Licensed technology acquired
                     with stock                                         --             --           18,462

                     (Increase) decrease in prepaid
                     expenses and other                               (9,866)         4,129        (11,949)

                     Increase (decrease) in accounts
                           payable and accrued expenses             (193,056)       (67,783)          --
                                                                 -----------    -----------    -----------
                           Net cash used in operating
                           activities                               (338,208)      (503,993)    (2,309,009)

CASH FROM INVESTING ACTIVITIES:

Purchase of equipment                                                   --             --           (5,917)
                                                                 -----------    -----------    -----------
    Net cash used in investing activities
                                                                        --             --           (5,917)
                                                                 -----------    -----------    -----------
CASH FLOW FROM FINANCING
ACTIVITIES:

    Proceeds from issuance of common
    stock                                                               --             --              185

    Proceeds from issuance of preferred
    stock                                                               --             --        2,650,000
                                                                 -----------    -----------    -----------
          Net cash provided by financing
            activities                                                  --             --        2,650,185
                                                                 -----------    -----------    -----------
          Net increase (decrease) in cash and
            cash equivalents                                        (338,208)      (503,993)       335,259

CASH AND CASH EQUIVALENTS,
  BEGINNING OF PERIOD                                                877,449        657,308           --

CASH AND CASH EQUIVALENTS, END
  OF PERIOD                                                      $   539,241    $   153,315    $   335,259
                                                                 ===========    ===========    ===========





                            See accompanying notes.

                          CORBEC PHARMACEUTICALS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                           JUNE 30, 1997 (UNAUDITED)



1. INTERIM FINANCIAL STATEMENTS

The financial statements as of June 30, 1997 and for the six months ended June 30, 1997 and 1996 are unaudited and, in the opinion of management of CorBec Pharmaceuticals, Inc. (the "Company"), include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the results for those interim periods. The results of operations for the six months ended June 30, 1997 are not necessarily indicative of the results to be expected for the full year. For further information reference is made to the Company's year end financial statements appearing elsewhere in this Proxy Statement.

2. SALE OF COMPANY

In May 1997, the Company's Board of Directors entered into a letter of intent to sell the Company to Panax Pharmaceutical Company, Ltd. ("Panax"). The sale is subject to certain conditions including Panax obtaining necessary financing.

                         SANGEN PHARMACEUTICAL COMPANY
                                 BALANCE SHEET
                                 JUNE 30, 1997
                                  (UNAUDITED)


                                     ASSETS

Cash                                                          $1,000




                              STOCKHOLDER'S EQUITY

Stockholder's Equity

Common Stock, $1.00 par value,
      1000 shares authorized, 100 shares
      issued and outstanding                    $  100
Additional paid-in capital                      $  900
                                                ------
                                                              $1,000
                                                              ------

     Sangen Pharmaceutical Company was organized in January 1997 and incorporated in the State of Delaware. Sangen's principal asset is its right to enter into an exclusive worldwide license to the Thrombospondin Technology, a cancer treatment technology, currently owned by Allegheny University of the Health Sciences.

                                                                        Annex A


          Certificate of Amendment of the Certificate of Incorporation
                                       of
                       Panax Pharmaceutical Company Ltd.

               Under Section 805 of the Business Corporation Law




         It is hereby certified that:

         FIRST: The name of the corporation is Panax Pharmaceutical Company
Ltd.

         SECOND: The certificate of incorporation of the corporation was filed with the Department of State on May 27, 1993 and a certificate of amendment thereto was filed on [ , 1994].

         THIRD: The certificate of incorporation is hereby amended as authorized in Subdivision 1 of Section 801 of the Business Corporation Law, to delete Article "FIRST" in its entirety and to effect the following Article
FIRST:

         "FIRST: The name of the corporation is Inkine Pharmaceutical Company, Inc."

         FOURTH: The certificate of incorporation is hereby amended as authorized in Subdivision 7 of Section 801 of the Business Corporation Law, to delete Article "FOURTH" in its entirety and to effect the following Article
FOURTH:

         "FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is: (a) Fifty Million (50,000,000) shares of Common Stock, all of which shall have a par value of One Hundredth ($.001) of a cent; and (b) Two Million (2,000,000) shares of Preferred Stock in series and the authority to establish and fix the designations of each series and the variations in the relative rights, preferences and limitations as between series shall be vested in the Board of Directors of the corporation. The Board of Directors is authorized to file an amendment to the certificate of incorporation of the corporation under Section 805-A of the BCL setting forth the designations of each series and the variations in the relative rights, preferences and limitations of each series of preferred stock without further action by the shareholders of the corporation."

         FIFTH: The foregoing amendment of the certificate of incorporation of the corporation was authorized by the vote in writing of all the members of the Board of Directors of the corporation, followed by the vote of the holders of at least a majority of all the outstanding shares of the corporation entitled to vote on the said amendment of the certificate of incorporation.

         IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.



                                    Panax Pharmaceutical Company Ltd



Date:                , 1997         --------------------------------
      ------------ --               By:                           , President

                                                   and


                                    --------------------------------
                                    By:                           , Secretary

                                                                      Annex B

                       PANAX PHARMACEUTICAL COMPANY, LTD.
                               STOCK OPTION PLAN


         1. Purpose of Plan. The Panax Pharmaceutical Company, Ltd. Stock Option Plan (the "Plan") is intended as an incentive to attract and retain persons of training, experience and ability as directors, employees and non-employee consultants and advisors of Panax Pharmaceutical Company, Ltd., a New York corporation (the "Company") and its subsidiaries, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. Stock options ("Options") granted under the Plan may, at the discretion of the granting authority, but need not, contain such terms as will qualify the Options as incentive stock options ("ISOs") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision thereto.

         2 Administration of Plan. The Board of Directors (the "Board") or a committee appointed and maintained by the Board shall administer the Plan (the "Plan Administrator"). The Plan Administrator shall consist of at least three members who shall serve at the pleasure of the Board. The Board or the Plan Administrator shall have full power and authority: (i) to designate participants; (ii) to designate Options or any portion thereof as ISOs; (iii) to determine the terms and provisions of respective Option Agreements (which need not be identical) including, but not limited to, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iv) to accelerate the right of an optionee to exercise in whole or in part any previously granted Option; and (v) to interpret the provisions and supervise the administration of the Plan.

         The Board or the Plan Administrator shall also have the authority to grant Options in its discretion to the holder of an outstanding Option, in addition to or in exchange for the surrender and cancellation of the outstanding Option, which additional or new Option may have a purchase price lower than provided in the outstanding Option and containing such other terms and conditions as the Board or the Plan Administrator may prescribe in accordance with the provisions of the Plan.

         All decisions and selections made by the Board or the Plan Administrator pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or Plan Administrator shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or Plan Administrator relating to any Option to be granted to that member. Any decision reduced to writing and signed by a majority of the members who are authorized to make such decision shall be fully effective as if it had been made by a majority at a meeting duly held.

         Each member of the Board or the Plan Administrator shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as director or otherwise under the by-laws of the Company, any agreement, vote of stockholders or disinterested directors, or otherwise.

         3. Designation of Participants. The persons eligible for participation in the Plan as recipients of Options shall include only directors of the Company and employees and non-employee consultants and advisors of the Company or any of its subsidiaries; provided that only employees of the Company or of any subsidiary of the Company shall be eligible to be recipients of ISOs; and provided further that eligible consultants and advisors shall be only those who render bona fide services to the Company or any subsidiary, which services may not be in connection with the offer or sale of securities in a capital-raising transaction.

         4. Stock Reserved for Plan. Subject to adjustment as provided in paragraph 6 hereof, a total of 4,200,000 shares of the Common Stock, $.0001 par value, of the Company ("Stock") shall be subject to the Plan. The shares subject to the Plan shall consist of unissued shares, and such number of shares shall be, and hereby is, reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any Option for any reason expire or be cancelled prior to its exercise or relinquishment in full, the shares theretofore subject to such Option may again be subjected to an Option under the Plan.

         5. Option Price. (a) The purchase price of each share subject to an ISO shall not be less than 100% (or 110%, if at the time of grant the optionee owns, directly or indirectly, more than 10% of the combined voting power of all classes of stock of the Company or of any subsidiary of the Company) of the Fair Market Value of such share (as defined in paragraph (b)) on the date the ISO is granted. The purchase price of each share subject to an Option or any portion thereof which is not designated by the Board or Committee as an ISO shall not be less than the Fair Market Value of such share on the date the Option is granted or the par value of the Company's Stock.

         (b) The determination of the Fair Market Value of a share shall be made by the Board of Directors using such method as it determines to be reasonable in the circumstances unless the shares of Common Stock are listed or admitted for trading on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if not so listed or admitted, selling prices are quoted by the National Quotation Bureau, Inc. If listed or admitted, the Fair Market Value of the shares shall be the closing sale price on the date of grant or the average of the closing sales prices for such period (but not longer than thirty days) immediately preceding the date of grant the Board of Directors or the Plan Administrator deems reasonable in the circumstances given, consideration the volume of trading in the shares:

                  A.On:

                  (I) the national securities exchange, if listed or admitted on such exchange; or

                  (ii) if not so listed or admitted, on NASDAQ, if listed or admitted on NASDAQ; or

                  B.If the shares are traded in the over-the-counter market and not listed or admitted on NASDAQ, the Fair Market Value or the average of the high bids and low asked prices of a share shall be the mean between the high bid and low asked prices as quoted for the date of grant or for such period by the National Quotation Bureau in its "pink sheets" or equivalent record or publication.

         (c) The option price shall be payable upon the exercise of the Option in cash, by check, or, at the option of the Board or the Committee, shares of the Company's stock (valued at their Fair Market Value) or other form satisfactory to the Board or the Committee.

         (d) The proceeds of the sale of the Stock subject to an Option are to be added to the general funds of the Company and used for its corporate purposes.

         6. Adjustments. (a) If the Company is reorganized, or merged or consolidated with another corporation while unexercised Options remain outstanding under the Plan, there shall be substituted for the shares subject to the unexercised portions of such outstanding Options an appropriate number of shares of each class of stock or other securities of the reorganized, or merged or consolidated corporation which were distributed to these stockholders of the Company in respect of such shares; provided, however, that all such Options may be exercised in full by the optionees as of the effective date of any such reorganization, merger or consolidation of the Company without regard to the installment exercise provisions of the Option, by the optionees' giving notice in writing to the Company of their intention to so exercise.

         (b) If the Company is liquidated or dissolved while unexercised Options remain outstanding under the

Plan, then all such outstanding Options may be exercised in full by the optionees as of the effective date of any such liquidation or dissolution of the Company without regarding to the installment exercise provisions of the Option, by the optionees' giving notice in writing to the Company of their intention to so exercise.

         (c) If the outstanding shares of Stock shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, recapitalization, extraordinary dividend payable in stock of a corporation other than the Company, or otherwise in cash, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of shares subject to this Plan and subject to any outstanding Options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate option price; provided, however, that no adjustment shall be made by reason of the distribution of subscription rights on outstanding stock.

         7. Term and Exercise of Options. (a) The Option Agreement evidencing the Option shall set forth the terms of the Option, including the period during which it must be exercised, except that no Option may be exercisable after the expiration of 10 years from the date of grant or, if granted to a person who owns more than 10% of the voting stock of the Company at the time of grant, after the expiration of five years from the date of grant.

         (b) Options granted under the Plan shall not be transferable by optionees other than by will or the laws of descent and distribution, and during an optionee's lifetime shall be exercisable only by that optionee.

         (c) Options granted to the Company's employees or directors may not be exercised after the termination of the term of employment of the employee or, if the optionee is a non-employee director, after service as a director, unless
(i) prior to the date of termination of employment or service, the Board or the Plan Administrator shall authorize, in the relevant Option Agreement or otherwise, an extension of the term of all or part of the Option beyond the date of such termination for a period not to exceed the period during which the Option by its terms would otherwise have been exercisable, (ii) termination of employment is without cause of the optionee, in which event any Option still in force and unexpired may be exercised within a period of 90 days from the date of such termination, but only with respect to the number of shares purchasable at the time of such termination, or (iii) termination is the result of death or disability, in which event any Option still in force and unexpired may be exercised in whole or in part without regard to the installment exercise provisions of the Option, within a period designated in the Option Agreement, but not less than 60 days from the date of termination. An Option held by a non-employee consultant or advisor which is still in force and unexpired on the date of such person's death may be exercised by such person's legal representative in whole or in part without regard to the installment exercise provisions of the Option, within a period designated in the Option Agreement, but not less than 60 days from the date of death.

         (d) The holders of Options shall not be or have any of the rights or privileges of stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until, following exercise, certificates representing such shares shall have been issued by the Company to such holders.

         (e) Any form of Option Agreement authorized by the Plan may contain such other provisions as the Board or the Plan Administrator may, from time to time, deem advisable. Without limiting the foregoing, the Board or the Plan Administrator may, with the consent of the optionee, from time to time cancel all or any portion of any Option then subject to exercise, and the Company's obligation in respect of such Option may be discharged by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the Fair Market Value of the shares at the date of such cancellation subject to the portion of the Option so cancelled over the aggregate purchase price of such shares, (ii) the issuance or transfer to the optionee of shares of Stock with a Fair Market Value at the date of such transfer equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Board or the Plan Administrator in its sole discretion.

         (f) Options shall be exercised by the optionee by giving written notice to the Company, which exercise shall be effective upon receipt of such notice by the Secretary of the Company at its principal office. The notice shall specify the number of shares with respect to which the Option is being exercised.

         8. Maximum ISO Award. The aggregate Fair Market Value of Stock (determined as of the date of the grant of options) with respect to which ISOs are exercisable for the first time by any optionee during any calendar year shall not exceed the limitation provided under Section 422 of the Code or any successor provision thereto.

         9. Purchase for Investment. Unless shares of Stock covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company reserves the right to appropriately legend certificates evidencing the shares issuable upon exercise that the shares may not be sold or transferred until they are registered under the Act or transferred in a transaction exempt from registration thereunder and to place stop transfer orders on their records as to such shares.

         10. Termination of Plan. The Plan shall be effective as of August 1, 1993 and shall terminate on a date 10 years thereafter.

         11. Amendments or Termination. The Board may amend, alter, or discontinue the Plan, except that no amendment or alteration shall be made which would impair the rights of the holder of any Option theretofore granted without his consent, and except that no amendment or alteration shall be made which, without the approval of the stockholders of the Company, would:

         (a) Increase the total number of shares reserved for the purposes of the Plan, except as is provided in Section 6, or decrease the option price provided in Section 5, or change the class of persons eligible to participate in the Plan as provided in Section 3; or

         (b) Extend the option period provided for in Section 7.

         12. Government Regulations. The Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares or cash under such Options, shall be subject to all applicable laws, rules, and regulations, including the registration of the shares under to the Securities Act of 1933, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         13. Governing Law. This Plan shall be deemed made in the State of New York and shall be governed by and construed and enforced in accordance with the laws of such State applicable to contracts made and to be performed in such State, without giving effect to the principles of conflict laws.

                                                                        ANNEX C

                       PANAX PHARMACEUTICAL COMPANY LTD.
                       1997 CONSULTANT STOCK OPTION PLAN


         1. Purpose of Plan. The Panax Pharmaceutical Company Ltd. 1997 Consultant Stock Option Plan (the "Plan") is intended as an incentive to attract and retain persons of training, experience and ability as consultants and advisors to Panax Pharmaceutical Company Ltd. (the "Company") and its subsidiaries, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries.

         2. Administration of Plan. The Board of Directors of the Company (the "Board") or a Stock Option Committee (the "Committee") appointed and maintained by the Board shall have the power to administer the Plan. The Committee shall consist of at least two members who shall serve at the pleasure of the Board. The Board or the Committee shall have full power and authority: (i) to designate participants; (ii) to determine the terms and provisions of respective Option Agreements (which need not be identical) including, but not limited to, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iii) to accelerate the right of an optionee to exercise in whole or in part any previously granted Option; and (iv) to interpret the provisions and supervise the administration of the Plan.

         The Board or the Committee shall also have the authority to grant Options in its discretion to the holder of an outstanding Option, in addition to or in exchange for the surrender and cancellation of the outstanding Option, which additional or new Option may have a purchase price lower than provided in the outstanding Option and containing such other terms and conditions as the Board or the Committee may prescribe in accordance with the provisions of the Plan and as agreed to by the Optionee.

         All decisions and selections made by the Board or the Committee pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or Committee relating to any Option to be granted to that member. Any decision reduced to writing and signed by a majority of the members who are authorized to make such decision shall be fully effective as if it had been made by a majority at a meeting duly held.

         Each member of the Board or Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as director or otherwise under the by-laws of the Company, any agreement, vote of stockholders or disinterested directors, or otherwise.

         3. Designation of Participants. The persons eligible for participation in the Plan as recipients of Options shall include only consultants and advisors to the Company or any of its subsidiaries; and provided that eligible consultants and advisors shall be only those who render bona fide services to the Company or any subsidiary, which services may not be in connection with the offer or sale of securities in a capital-raising transaction. Employees of the Company are not eligible to participate in the Plan.

         4. Stock Reserved for Plan. Subject to adjustment as provided in paragraph 6 hereof, a total of 2,500,000 shares of the Common Stock, $.001 par value, of the Company ("Stock") shall be subject to the Plan. The Stock subject to the Plan shall consist of unissued shares, and such number of shares shall be, and hereby is, reserved for sale for such purpose. Any of such Stock which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option for any reason expire or be cancelled prior to its exercise or relinquishment in full, the Stock theretofore subject to such Option may again be subjected to an Option under the Plan.

         5. Option Price.

         (a) The purchase price of each share subject to an Option shall be determined by the Board of Directors but shall not be less than the par value of the shares.

         (b) The option price shall be payable upon the exercise of the Option in cash, by check, or, at the option of the Board or the Committee or as otherwise permitted by the Option Agreement, shares of the Company's stock (valued at their Fair Market Value) or other form or value satisfactory to the Board or the Committee.

         (c) Fair Market Value on the date of the exercise shall be:

                  (i) If the shares of Common Stock are listed or admitted for on a national securities exchange or if not listed or trading on an exchange, on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing sales price of shares of the Common Stock on such date; or

                  (ii) If no sales have been effected on such date, the average of the closing sale prices on the most recent three trading days preceding the date of exercise on the national securities exchange on which it is listed or admitted or on NASDAQ if not listed or admitted on an exchange or, if no such sales were effected on any of such markets during such three trading days, the Fair Market Value shall be the mean between the high bid and low asked prices on the exchange or NASDAQ on the date of exercise, as the case may be; or

                  (iii) If the shares are traded in the over-the-counter market and not listed or admitted on NASDAQ, the mean between the high bid and low asked prices as quoted on the date of exercise on the Over-The-Counter Bulletin Board by the National Association of Securities Dealer Inc. or, if no bid prices are quoted on such date, the next preceding date to the date of grant for which a bid price is quoted.

         (d) The proceeds of the sale of the Stock subject to an Option are to be added to the general funds of the Company and used for its corporate purposes.

         6. Adjustments.

         (a) In the case of any reorganization of the Company or reclassification or recapitalization of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision of combination) or in the case of any consolidation of the Company with, or merger of the Company into another corporation, or in the case of any sale, lease, transfer or conveyance of all, or substantially all, of the assets of the Company, then, as a part of such reorganization, reclassification, recapitalization, consolidation, merger, sale, lease, transfer or conveyance, provision shall be made so that the Optionee shall thereafter be entitled to receive upon exercise hereof the number of shares of stock, warrants, or other securities, property or other assets of the Company, or of the successor corporation resulting from such reorganization, reclassification, recapitalization, consolidation, merger, sale, lease, transfer or conveyance, to which a holder of that number of shares of Stock deliverable upon the exercise of Options previously granted hereunder would be entitled on such reorganization, reclassification, recapitalization, consolidation, merger, sale, lease, transfer or conveyance as if such Options had been exercised in full immediately prior to the effectiveness of such reorganization, reclassification, recapitalization, consolidation, merger, sale, lease, transfer or conveyance, subject to further adjustment as provided for in such Option agreements; provided, however, that any unexercised Options may be exercised in full by the Optionees at any time prior to the effective date of any such reorganization, reclassification, recapitalization, consolidation, merger, sale, lease, transfer or conveyance, by giving written notice to the Company.

         (b) In case, prior to the expiration of the Options by exercise or by their terms, the Company shall at any time make any distribution of its assets to holders of its Common Stock as a liquidating or partial liquidating dividend by way of return of capital or otherwise (other than as either a cash dividend payable out of any surplus legally available for the payment of dividends under the laws of the State of New York or as a stock dividend) or the Company is dissolved, then upon receipt of any Stock upon exercise of such Option after the date of record for the determination of holders of Common Stock entitled to such distribution of assets, the Optionee shall also be entitled to receive, in addition to the Stock, the amount of such assets or dividend which the Optionee would have received had it been the holder of record on the record date for the determination of those entitled to such distribution of such assets; provided that any unexercised Options may be exercised in full by the Optionee at any time prior to the effective date of any such liquidating dividend or dissolution by giving written notice to the Company.

         (c) If the outstanding shares of Common Stock shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, extraordinary dividend payable in stock of a corporation other than the Company, or otherwise in cash, or any like event by or of the Company, and as often as the same shall occur, then the number, class and kind of Stock subject to this Plan and subject to any outstanding Options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares of Stock without changing the aggregate option price; provided, however, that no adjustment shall be made by reason of the distribution of a subscription right on outstanding stock.

         (d) The Board of Directors or the Committee may provide in the Option Agreement for other adjustments.

         7. Term and Exercise of Options.

         (a) The Option Agreement evidencing the Option shall set forth the terms of the Option, including the period during which it must be exercised, except that no qualifies as an "incentive stock option" under the applicable provision of the Internal Revenue Code (the "Code") may be exercisable after the period, if any, prescribed in the Code.

         (b) Options granted under the Plan shall not be transferable by optionees other than by will or the laws of descent and distribution, and during an optionee's lifetime shall be exercisable only by that optionee.

         (c) An Option which is still in force and unexpired on the date of such person's death may be exercised by such person's legal representative in whole or in part during the period designated in the Option Agreement.

         (d) The holders of Options shall not be or have any of the rights or privileges of stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until, following exercise, certificates representing such shares shall have been issued by the Company to such holders.

         (e) Any form of Option Agreement authorized by the Plan may contain such other provisions as the Board or the Committee may, from time to time, deem advisable. Without limiting the foregoing, the Board or the Committee may, with the consent of the optionee, from time to time cancel all or any portion of any Option then subject to exercise, and the Company's obligation in respect of such Option may be discharged by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the Fair Market Value of the Stock at the date of such cancellation subject to the portion of the Option so cancelled over the aggregate exercise price of such shares, (ii) the issuance or transfer to the optionee of shares of Stock with a Fair Market Value at the date of such transfer equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Board or the Committee in its sole discretion.

         (f) Options shall be exercised by the optionee by giving written notice to the Company, which exercise shall be effective upon receipt of such notice by the Secretary of the Company at its principal office or as otherwise provided in the Option Agreement. The notice shall specify the number of shares with respect to which the Option is being exercised.

         8. Purchase for Investment. Unless shares of Stock covered by the plan have been registered under the Securities Act of 1933, as amended (the "1933 Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company reserves the right appropriately to legend certificates evidencing the shares of Stock issuable upon exercise, that the such Stock may not be sold or transferred until they are registered under the 1933 Act or transferred in a transaction exempt from registration thereunder and to place stop transfer orders on their records as to such shares.

         9. Termination of Plan.The Plan shall be effective as of February 14, 1997 and shall terminate on a date 10 years thereafter. The termination of the Plan shall not affect any Option previously granted under the Plan.

         10. Amendments. The Board may amend or alter the Plan, except that no amendment or alteration shall be made which would impair the rights of the holder of any Option theretofore granted without his consent, and except that no amendment or alteration shall be made which, without the approval of the stockholders of the Company, would increase the total number of shares reserved for the purposes of the Plan, except as is provided in Section 6.

         11. Government Regulations. The Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares or cash under such Options, shall be subject to all applicable laws, rules, and regulations, including the registration of the shares under the 1933 Act, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         12. Governing Law. This Plan shall be deemed made in the State of New York and shall be governed by and construed and enforced in accordance with the laws of such State applicable to contracts made and to be performed in such State, without giving effect to the principles of conflict of laws.

                       PANAX PHARMACEUTICAL COMPANY LTD.

                                     PROXY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


            The undersigned hereby appoint TAFFY JAMES WILLIAMS and J.R. LESHUFY, or either of them, with full power of substitution, as attorneys for and the name, place and stead of the undersigned, to vote all the shares of the Common Stock of PANAX PHARMACEUTICAL COMPANY LTD, owned or entitled to be voted by the undersigned as the Record Date, at the Special Meeting of Shareholders of the Company scheduled to be held at the offices of the Company at 425 Park Avenue, 27th Floor, New York, New York, on Wednesday, July 23, 1997, at 10:00 a.m. (E.D.T.) or an adjournment or adjournments of said meeting, on the following proposals as indicated.

                                    (Continued and to be signed on the reverse)

THIS PROXY, IF PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS SPECIFIED HEREOF. IF NO DIRECTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION, AMENDMENT OF THE 1993 STOCK OPTION PLAN AND THE ADOPTION OF THE 1997 CONSULTANTS STOCK OPTION PLAN.

THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION

                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN


THE AMENDMENT OF THE 1993 STOCK OPTION PLAN

                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN


THE ADOPTION OF THE 1997  CONSULTANT STOCK OPTION PLAN

                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

To Transact Such Other Business As May Properly Come Before The Meeting Or Any Adjournment Thereof

Please sign exactly as your name appears hereon and date. Joint owners should each sign. Trustees and fiduciaries should indicate the capacity in which they are signing. Please be sure to sign and date this Proxy in the box below.

                                       Dated:
                                             --------------------------


                                       --------------------------------
                                          (Stockholder sign above)

                                       --------------------------------
                                        (Co-holder (if any) sign above)

Please mark boxes [ ] or [X]  in blue or black.
Detach above card, sign, date and mail in postage paid envelope provided